Document and Entity Information	12 Months Ended
Mar. 31, 2010
Document Type	20-F
Amendment Flag	false
Document Period End Date	2010-03-31
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	MTU
Entity Registrant Name	MITSUBISHI UFJ FINANCIAL GROUP INC
Entity Central Index Key	0000067088
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	14,148,414,920

CONSOLIDATED BALANCE SHEETS (JPY ¥) In Millions	12 Months Ended
	Mar. 31, 2010	Mar. 31, 2009
ASSETS
Cash and due from banks (Note 10)	¥ 2,862,523	¥ 3,071,252
Interest-earning deposits in other banks (including ¥ 22,768 million and ¥ 10,201 million measured at fair value under fair value option in 2009 and 2010) (Notes 10 and 31)	4,780,861	3,543,551
Call loans and funds sold (Note 12)	508,922	407,448
Receivables under resale agreements (including ¥ 36,066 million and ¥ 30,832 million measured at fair value under fair value option in 2009 and 2010) (Note 31)	3,543,020	2,530,405
Receivables under securities borrowing transactions	5,770,044	6,797,025
Trading account assets (including assets pledged that secured parties are permitted to sell or repledge of ¥ 10,643,443 million in 2009 and ¥ 8,712,347 million in 2010) (including ¥ 10,832,557 million and ¥ 8,918,156 million measured at fair value under fair value option in 2009 and 2010) (Notes 10, 23 and 31)	27,663,076	30,281,525
Investment securities (Notes 4, 10 and 31):
Securities available for sale-carried at estimated fair value (including assets pledged that secured parties are permitted to sell or repledge of ¥ 1,899,512 million in 2009 and ¥ 4,107,734 million in 2010)	50,411,876	33,390,087
Securities being held to maturity-carried at amortized cost (including assets pledged that secured parties are permitted to sell or repledge of ¥ 165,818 million in 2009 and ¥ 566,313 million in 2010) (estimated fair value of ¥ 2,826,446 million in 2009 and ¥ 3,027,921 million in 2010)	2,943,801	2,812,353
Other investment securities	1,690,838	1,434,124
Total investment securities	55,046,515	37,636,564
Loans, net of unearned income, unamortized premiums and deferred loan fees (including assets pledged that secured parties are permitted to sell or repledge of ¥ 3,729,490 million in 2009 and ¥ 3,476,841 million in 2010) (Notes 5 and 10)	92,185,910	100,310,341
Allowance for credit losses (Notes 5 and 6)	(1,315,615)	(1,156,638)
Net loans	90,870,295	99,153,703
Premises and equipment-net (Note 7)	995,167	1,043,416
Accrued interest	240,267	267,747
Customers' acceptance liability	49,143	59,144
Intangible assets-net (Notes 3 and 8)	1,116,117	1,191,941
Goodwill (Notes 3 and 8)	381,498	379,426
Deferred tax assets (Notes 9 and 15)	1,287,611	2,172,789
Other assets (Notes 5, 10, 15 and 16)	4,969,338	4,963,481
Total assets	200,084,397	193,499,417
Domestic offices:
Non-interest-bearing	15,201,298	15,023,660
Interest-bearing	97,526,535	95,802,559
Overseas offices:
Non-interest-bearing	2,403,147	2,212,386
Interest-bearing (including ¥ 4,235 million and nil measured at fair value under fair value option in 2009 and 2010) (Note 31)	20,341,516	15,292,447
Total deposits	135,472,496	128,331,052
Call money and funds purchased (Notes 10 and 12)	1,883,824	2,235,858
Payables under repurchase agreements (Note 10)	11,846,656	11,911,615
Payables under securities lending transactions (Note 10)	3,633,891	4,279,867
Due to trust account (Note 13)	1,559,631	1,796,846
Other short-term borrowings (including ¥ 3,755 million and ¥ 4,506 million measured at fair value under fair value option in 2009 and in 2010) (Notes 10, 14 and 31)	6,097,336	7,867,378
Trading account liabilities (Notes 23 and 31)	8,688,826	9,492,561
Obligations to return securities received as collateral (Note 31)	3,229,321	2,708,800
Bank acceptances outstanding	49,143	59,144
Accrued interest	218,117	251,285
Long-term debt (including ¥ 532,641 million and ¥ 615,618 million measured at fair value under fair value option in 2009 and in 2010) (Notes 10, 14 and 31)	14,162,424	13,273,288
Other liabilities (Notes 1, 9, 10, 15 and 16)	4,139,892	4,824,603
Total liabilities	190,981,557	187,032,297
Commitments and contingent liabilities (Notes 24 and 26)
Capital stock (Notes 17 and 18):
Preferred stock-aggregate liquidation preference of ¥ 640,001 million in 2009 and in 2010, with no stated value	442,100	442,100
Common stock-authorized, 33,000,000,000 shares; issued, 11,648,360,720 shares in 2009, and 14,148,414,920 shares in 2010, with no stated value	1,643,238	1,127,552
Capital surplus (Note 18)	6,619,525	6,095,820
Retained earnings (Accumulated deficit) (Notes 19 and 36):
Appropriated for legal reserve	239,571	239,571
Accumulated deficit	(18,127)	(845,778)
Accumulated other changes in equity from nonowner sources, net of taxes	(45,435)	(813,695)
Treasury stock, at cost-9,080,212 common shares in 2009 and 21,069,229 common shares in 2010	(13,954)	(10,675)
Total Mitsubishi UFJ Financial Group shareholders' equity	8,866,918	6,234,895
Noncontrolling interests (Note 20)	235,922	232,225
Total equity	9,102,840	6,467,120
Total liabilities and equity	¥ 200,084,397	¥ 193,499,417

CONSOLIDATED BALANCE SHEETS (Parenthetical) (JPY ¥) In Millions, except Share data	Mar. 31, 2010	Mar. 31, 2009
Interest-earning deposits in other banks, fair value	¥ 10,201	¥ 22,768
Receivables under resale agreements, fair value	30,832	36,066
Trading account assets, assets pledged that secured parties are permitted to sell or repledge	8,712,347	10,643,443
Trading account assets, fair value	8,918,156	10,832,557
Securities available for sale, assets pledged that secured parties are permitted to sell or repledge	4,107,734	1,899,512
Securities being held to maturity, assets pledged that secured parties are permitted to sell or repledge	566,313	165,818
Securities being held to maturity, fair value	3,027,921	2,826,446
Loans, assets pledged that secured parties are permitted to sell or repledge	3,476,841	3,729,490
Interest-bearing, fair value	0	4,235
Other short-term borrowings, fair value	4,506	3,755
Long-term debt, fair value	¥ 615,618	¥ 532,641
Preferred stock, aggregate liquidation preference	¥ 640,001	¥ 640,001
Preferred stock, stated value	¥ 0	¥ 0
Common stock, authorized	33,000,000,000	33,000,000,000
Common stock, issued	14,148,414,920	11,648,360,720
Common stock, stated value	¥ 0	¥ 0
Treasury stock, shares	21,069,229	9,080,212

CONSOLIDATED STATEMENTS OF OPERATIONS (JPY ¥) In Millions, except Per Share data	12 Months Ended
	Mar. 31, 2010	Mar. 31, 2009		Mar. 31, 2008
Interest income:
Loans, including fees (Note 5)	¥ 1,914,705	¥ 2,558,361		¥ 2,790,505
Deposits in other banks	26,697	124,832		258,544
Investment securities:
Interest	305,080	309,835		771,763
Dividends	168,500	163,492		127,076
Trading account assets	307,958	460,534		110,348
Call loans and funds sold	4,110	15,010		24,969
Receivables under resale agreements and securities borrowing transactions	31,454	263,730		283,606
Total	2,758,504	3,895,794		4,366,811
Interest expense:
Deposits	353,869	736,456		1,093,956
Call money and funds purchased	5,683	24,973		45,180
Payables under repurchase agreements and securities lending transactions	53,548	349,903		402,077
Due to trust account	6,119	6,843		8,014
Other short-term borrowings and trading account liabilities	65,754	170,524		206,363
Long-term debt	289,427	310,690		331,504
Total	774,400	1,599,389		2,087,094
Net interest income	1,984,104	2,296,405		2,279,717
Provision for credit losses (Notes 5 and 6)	647,793	626,947	[1]	385,740	[1]
Net interest income after provision for credit losses	1,336,311	1,669,458		1,893,977
Non-interest income:
Fees and commissions (Note 27)	1,139,543	1,188,512		1,317,047
Foreign exchange gains (losses)-net (Note 28)	216,720	(206,153)		1,295,933
Trading account profits (losses)-net (Note 28)	761,472	(257,807)		398,396
Investment securities gains (losses)-net (including credit loss of ¥ 29,822 million, consisting of ¥ 27,962 million decline in fair value and net of ¥ 1,860 million recognized in other changes in equity from nonowner sources in 2010) (Note 4)	223,030	(658,679)	[1]	(1,373,072)	[1]
Equity in losses of equity method investees	(104,098)	(60,051)	[1]	(34,485)	[1]
Gains on sales of loans (Note 5)	21,232	6,401		11,789
Other non-interest income (Note 20)	195,966	162,876		162,506
Total	2,453,865	175,099		1,778,114
Non-interest expense:
Salaries and employee benefits (Note 15)	908,213	873,371		909,771
Occupancy expenses-net (Notes 7 and 26)	171,098	171,902		173,183
Fees and commission expenses	196,515	209,750		218,088
Outsourcing expenses, including data processing	215,397	267,790		248,265
Depreciation of premises and equipment (Note 7)	120,268	132,121		179,567
Amortization of intangible assets (Note 8)	225,000	278,241		252,890
Impairment of intangible assets (Note 8)	12,400	126,885		78,679
Insurance premiums, including deposit insurance	112,539	113,803		112,444
Communications	57,064	62,943		65,286
Taxes and public charges	69,073	85,743		83,439
Provision for repayment of excess interest (Note 26)	44,808	47,865		2,826
Impairment of goodwill (Note 8)	461	845,842	[1]	893,721	[1]
Other non-interest expenses (Notes 7 and 20)	375,224	392,528		402,177
Total	2,508,060	3,608,784		3,620,336
Income (loss) from continuing operations before income tax expense (benefit)	1,282,116	(1,764,227)		51,755
Income tax expense (benefit) (Note 9)	407,040	(259,928)		553,045
Income (loss) from continuing operations	875,076	(1,504,299)		(501,290)
Loss from discontinued operations-net (Note 2)				(2,670)	[1]
Net income (loss) before attribution of noncontrolling interests	875,076	(1,504,299)	[1]	(503,960)	[1]
Net income (loss) attributable to noncontrolling interests	15,257	(36,259)		38,476
Net income (loss) attributable to Mitsubishi UFJ Financial Group	859,819	(1,468,040)		(542,436)
Income allocable to preferred shareholders:
Cash dividends paid	21,678	6,399		6,669
Beneficial conversion feature (Note 17)		9,478		7,909
Income allocable to preferred shareholders of Mitsubishi UFJ NICOS Co., Ltd. :
Effect of induced conversion of Mitsubishi UFJ NICOS Co., Ltd. Class 1 stock (Note 3)		7,676
Net income (loss) available to common shareholders of Mitsubishi UFJ Financial Group	¥ 838,141	¥ (1,491,593)		¥ (557,014)
Earnings (loss) per share applicable to common shareholders of Mitsubishi UFJ Financial Group (Notes 19 and 22):
Basic earnings (loss) per common share-income (loss) from continuing operations available to common shareholders of Mitsubishi UFJ Financial Group	¥ 68.01	¥ (137.84)		¥ (53.79)
Basic earnings (loss) per common share-net income (loss) available to common shareholders of Mitsubishi UFJ Financial Group	¥ 68.01	¥ (137.84)		¥ (54.05)
Diluted earnings (loss) per common share-income (loss) from continuing operations available to common shareholders of Mitsubishi UFJ Financial Group	¥ 67.87	¥ (137.84)		¥ (53.79)
Diluted earnings (loss) per common share-net income (loss) available to common shareholders of Mitsubishi UFJ Financial Group	¥ 67.87	¥ (137.84)		¥ (54.05)

[1]	As restated (Note 35)

CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (JPY ¥) In Millions	12 Months Ended
Mar. 31, 2010
Investment securities gains (losses)-net, credit loss	¥ 29,822
Investment securities gains (losses)-net, decline in fair value	27,962
Investment securities gains (losses)-net, other changes in equity from nonowner sources	¥ 1,860

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY FROM NONOWNER SOURCES (JPY ¥) In Millions	12 Months Ended
	Mar. 31, 2010	Mar. 31, 2009		Mar. 31, 2008
Net loss before attribution of noncontrolling interests	¥ 875,076	¥ (1,504,299)	[1]	¥ (503,960)	[1]
Other changes in equity from nonowner sources:
Net unrealized holding gains on investment securities (including unrealized gain of ¥ 1,103 million, net of tax, related to debt securities with credit component realized in earnings)	1,187,682	(2,070,144)		(3,653,597)
Net unrealized holding gains (losses) on investment securities (including unrealized gain of ¥ 1,103 million, net of tax, related to debt securities with credit component realized in earnings in 2010), income tax expense (benefit)	(441,401)	840,309		1,481,643
Total	746,281	(1,229,835)		(2,171,954)
Reclassification adjustment for gains (losses) included in net income (loss) before attribution of noncontrolling interests, gains (losses) before income tax expense (benefit)	(224,560)	629,566		1,387,814
Reclassification adjustment for gains (losses) included in net income (loss) before attribution of noncontrolling interests, income tax expense (benefit)	90,894	(254,987)		(563,414)
Total	(133,666)	374,579		824,400
Other Comprehensive Income, Available-for-sale Securities Adjustment, before Tax	963,122	(1,440,578)		(2,265,783)
Other Comprehensive Income, Available-for-sale Securities, Tax	(350,507)	585,322		918,229
Total	612,615	(855,256)		(1,347,554)
Net unrealized gains on derivatives qualifying for cash flow hedges, gains (losses) before income tax expense (benefit)	3,621	15,180		4,444
Net unrealized gains on derivatives qualifying for cash flow hedges, income tax expense (benefit)	(1,322)	(6,105)		(1,564)
Total	2,299	9,075		2,880
Reclassification adjustment for gains (losses) included in net income (loss) before attribution of noncontrolling interests, gains (losses) before income tax expense (benefit)	(11,711)	(8,615)		3,085
Reclassification adjustment for gains (losses) included in net income (loss) before attribution of noncontrolling interests, income tax expense (benefit)	4,617	3,380		(1,326)
Total	(7,094)	(5,235)		1,759
Other Comprehensive Income, Derivatives Qualifying as Hedges, before Tax	(8,090)	6,565		7,529
Other Comprehensive Income, Derivatives Qualifying as Hedges, Tax Effect	3,295	(2,725)		(2,890)
Total	(4,795)	3,840		4,639
Pension liability adjustments, gains (losses) before income tax expense (benefit)	352,647	(721,816)		(69,498)
Pension liability adjustments, income tax expense (benefit)	(138,293)	289,201		28,118
Total	214,354	(432,615)		(41,380)
Reclassification adjustment for losses (gains) included in net income (loss) before attribution of noncontrolling interests, gains (losses) before income tax expense (benefit)	48,296	992		(17,346)
Reclassification adjustment for losses (gains) included in net income (loss) before attribution of noncontrolling interests, income tax expense (benefit)	(19,427)	(345)		6,168
Total	28,869	647		(11,178)
Other Comprehensive Income, Defined Benefit Plan's Adjustment, before Tax	400,943	(720,824)		(86,844)
Other Comprehensive Income, Defined Benefit Plans, Tax	(157,720)	288,856		34,286
Total	243,223	(431,968)		(52,558)
Foreign currency translation adjustments, gains (losses) before income tax expense (benefit)	25,036	(332,132)		(124,268)
Foreign currency translation adjustments, income tax expense (benefit)	5,542	16,963		30,975
Total	30,578	(315,169)		(93,293)
Reclassification adjustment for losses included in net income (loss) before attribution of noncontrolling interests, gains (losses) before income tax expense (benefit)	18,420	11,094		162
Reclassification adjustment for gains included in net income (loss) before attribution of noncontrolling interests, income tax expense (benefit)	(8,136)	(1,959)		690
Total	10,284	9,135		852
Other Comprehensive Income, Foreign Currency Translation Adjustment, before Tax	43,456	(321,038)		(124,106)
Other Comprehensive Income, Foreign Currency Translation Adjustment, Tax	(2,594)	15,004		31,665
Total	40,862	(306,034)		(92,441)
Total changes in equity from nonowner sources	1,766,981	(3,093,717)		(1,991,874)
Net income (loss) attributable to noncontrolling interests	15,257	(36,259)		38,476
Other changes in equity from nonowner sources attributable to noncontrolling interests	5,435	(8,027)		(15,198)
Total changes in equity from nonowner sources attributable to Mitsubishi UFJ Financial Group	¥ 1,746,289	¥ (3,049,431)		¥ (2,015,152)

[1]	As restated (Note 35)

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY FROM NONOWNER SOURCES (Parenthetical) (JPY ¥) In Millions	12 Months Ended
Mar. 31, 2010
Net unrealized holding gains (losses) on investment securities, unrealized gain related to debt securities with credit component realized in earnings, net of tax	¥ 1,103

CONSOLIDATED STATEMENTS OF EQUITY (JPY ¥) In Millions	Preferred stock (Note 17)	Preferred stock (Note 17): Class 5 Preferred Stock	Common stock (Note 18)	Common stock (Note 18): Common Stock Activity	Capital surplus (Note 18)	Capital surplus (Note 18): Class 5 Preferred Stock	Capital surplus (Note 18): Common Stock Activity	Retained earnings appropriated for legal reserve (Note 19)	Unappropriated retained earnings (Accumulated deficit) (Note 19)	Unappropriated retained earnings (Accumulated deficit) (Note 19): Class 5 Preferred Stock	Unappropriated retained earnings (Accumulated deficit) (Note 19): Class 3 Preferred Stock	Unappropriated retained earnings (Accumulated deficit) (Note 19): Class 8 Preferred Stock	Unappropriated retained earnings (Accumulated deficit) (Note 19): Class 12 Preferred Stock	Net unrealized gains on investment securities (Note 4)	Net unrealized gains (losses) on derivatives qualifying for cash flow hedges (Note 23)	Pension liability adjustments (Note 15)	Foreign currency translation adjustments	Accumulated other changes in equity from nonowner sources, net of taxes	Treasury stock	Total Mitsubishi UFJ Financial Group shareholders' equity	Noncontrolling interests	Total
Balance at beginning of fiscal year at Mar. 31, 2007	¥ 247,100		¥ 1,084,708		¥ 5,834,529			¥ 239,571	¥ 1,636,803					¥ 2,315,648	¥ (909)	¥ 172,776	¥ (95,379)		¥ (1,001,535)		¥ 884,982
Initial origination of noncontrolling interests																					97,975
Net income (loss) attributable to Mitsubishi UFJ Financial Group									(542,436)													(542,436)
Losses on exchange of shares of treasury stock for shares of Mitsubishi UFJ Securities Co., Ltd. (Note 3)					(56,134)
Purchases of shares of treasury stock (Note 18)																			(151,365)
Net change during the fiscal year														(1,341,951)								(2,171,954)
Net change during the fiscal year																(49,928)						(52,558)
Net change during the fiscal year																	(83,510)					(92,441)
Net change during the fiscal year															2,673							2,880
Transactions with noncontrolling interest shareholders in relation to the consolidated subsidiaries																					(272,001)
Cash dividends:
Common stock- ¥ 13.00 in 2008, ¥ 14.00 in 2009 and ¥ 11.00 in 2010 per share									(134,664)
Preferred stock											(6,000)	(282)	(387)									(6,669)
Sales of shares of treasury stock																			1,779
Exchange of shares of treasury stock for shares of Mitsubishi UFJ NICOS Co., Ltd. in 2009 and Mitsubishi UFJ Securities Co., Ltd. in 2008 (Note 3)																			425,530
Decrease in noncontrolling interests related to exclusion of subsidiaries from consolidation																					(50,006)
Net increase resulting from changes in voting interests in its consolidated subsidiaries and affiliated companies																			(1,702)
Decrease in noncontrolling interests related to disposition of subsidiaries																					(204)
Beneficial conversion feature of preferred stock (Note 17)					7,909				(7,909)
Net income (loss) attributable to noncontrolling interests																					38,476	(38,476)
Effect of adopting new guidance on accounting for uncertainty in income taxes (Note 1)									(4,091)
Stock-based compensation expense (Note 32)					5,747
Dividends paid to noncontrolling interests																					(22,790)
Effect of adopting new guidance on accounting for a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction (Note 1)									(5,725)
Other changes in equity from nonowner sources, net of taxes:
Net unrealized holding gains (losses) on investment securities																					(7,843)
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to net unrealized holding gains (losses) on investment securities																					2,240
Net unrealized gains (losses) on derivatives qualifying for cash flow hedges																					1,358
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to net unrealized gains (losses) on derivatives qualifying for cash flow hedges																					608
Pension liability adjustments																					(2,171)
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to pension liability adjustments																					(459)
Foreign currency translation adjustments																					(8,931)
Losses on sales of shares of treasury stock					(456)
Other-net					(295)																2,582
Balance at end of fiscal year at Mar. 31, 2008	247,100		1,084,708		5,791,300			239,571	935,309					973,697	1,764	122,848	(178,889)	919,420	(727,293)	8,490,115	663,816	9,153,931
Initial origination of noncontrolling interests																					60,858
Net income (loss) attributable to Mitsubishi UFJ Financial Group									(1,468,040)													(1,468,040)
Purchases of shares of treasury stock (Note 18)																			(2,919)
Net change during the fiscal year														(858,334)								(1,229,835)
Net change during the fiscal year																(437,743)						(431,968)
Net change during the fiscal year																	(290,057)					(306,034)
Net change during the fiscal year															4,743							9,075
Transactions with noncontrolling interest shareholders in relation to the consolidated subsidiaries																					(203,115)
Cash dividends:
Common stock- ¥ 13.00 in 2008, ¥ 14.00 in 2009 and ¥ 11.00 in 2010 per share									(146,937)
Preferred stock											(6,000)	(140)	(259)									(6,399)
Gains on induced conversion of shares of Mitsubishi UFJ NICOS Co., Ltd. Class 1 stock (Note 3)					71,103
Sales of shares of treasury stock																			537,542
Exchange of shares of treasury stock for shares of Mitsubishi UFJ NICOS Co., Ltd. and sale of shares of Mitsubishi UFJ NICOS Co., Ltd.																					(137,603)
Exchange of shares of treasury stock for shares of Mitsubishi UFJ NICOS Co., Ltd. in 2009 and Mitsubishi UFJ Securities Co., Ltd. in 2008 (Note 3)																			184,878
Decrease in noncontrolling interests related to exclusion of subsidiaries from consolidation																					(92,298)
Net increase resulting from changes in voting interests in its consolidated subsidiaries and affiliated companies																			(2,883)
Decrease in noncontrolling interests related to disposition of subsidiaries																					(2,778)
Beneficial conversion feature of preferred stock (Note 17)					9,478				(9,478)
Net income (loss) attributable to noncontrolling interests																					(36,259)	36,259
Stock-based compensation expense (Note 32)					14,418
Dividends paid to noncontrolling interests																					(9,698)
Stock option and other share based compensation payouts as a result of UnionBanCal Corporation's privatization (Note 32)					(21,063)
Other changes in equity from nonowner sources, net of taxes:
Net unrealized holding gains (losses) on investment securities																					(86)
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to net unrealized holding gains (losses) on investment securities																					3,164
Net unrealized gains (losses) on derivatives qualifying for cash flow hedges																					(93)
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to net unrealized gains (losses) on derivatives qualifying for cash flow hedges																					(810)
Pension liability adjustments																					(655)
Losses on exchange of shares of treasury stock for shares of Mitsubishi UFJ NICOS Co., Ltd. (Note 3)									(47,507)
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to pension liability adjustments																					6,430
Losses on sales of shares of treasury stock for shares of Mitsubishi UFJ NICOS Co., Ltd. (Note 3)									(35,966)
Foreign currency translation adjustments																					(15,973)
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to foreign currency translation adjustments																					(4)
Losses on sales of shares of treasury stock					(7,500)				(119,223)
Effect of induced conversion of Mitsubishi UFJ NICOS Co., Ltd. Class 1 stock (Note 3)									(7,676)													(7,676)
Effect of adopting new guidance on defined benefit pension and other postretirement plans, net of taxes (Note 1)									(132)							(131,574)
Effect of adopting new guidance on fair value measurements (Note 1)									27,317
Effect of adopting new guidance on fair value option for financial assets and financial liabilities, net of taxes (Note 1)									32,979					(20,150)
Other-net					(5)				(25)												(2,671)
Issuance of new shares of stock		195,000		42,844		194,183
Issuance of new shares of common stock and sale of treasury stock (Note 18)							43,906
Balance at end of fiscal year at Mar. 31, 2009	442,100		1,127,552		6,095,820			239,571	(845,778)					95,213	6,507	(446,469)	(468,946)	(813,695)	(10,675)	6,234,895	232,225	6,467,120
Initial origination of noncontrolling interests																					45,130
Net income (loss) attributable to Mitsubishi UFJ Financial Group									859,819													859,819
Purchases of shares of treasury stock (Note 18)																			(5,588)
Net change during the fiscal year														611,193								746,281
Net change during the fiscal year																242,509						243,223
Net change during the fiscal year																	37,563					40,862
Net change during the fiscal year															(4,795)							2,299
Issuance of new shares of common stock by way of exercise of the stock acquisition rights			24
Transactions with noncontrolling interest shareholders in relation to the consolidated subsidiaries																					3,555
Cash dividends:
Common stock- ¥ 13.00 in 2008, ¥ 14.00 in 2009 and ¥ 11.00 in 2010 per share									(128,062)
Preferred stock										(15,678)	(6,000)											(21,678)
Sales of shares of treasury stock																			2,806
Decrease in noncontrolling interests related to exclusion of subsidiaries from consolidation																					(59,973)
Net increase resulting from changes in voting interests in its consolidated subsidiaries and affiliated companies																			(497)
Net income (loss) attributable to noncontrolling interests																					15,257	(15,257)
Stock-based compensation expense (Note 32)					1,695
Dividends paid to noncontrolling interests																					(5,393)
Other changes in equity from nonowner sources, net of taxes:
Net unrealized holding gains (losses) on investment securities																					1,808
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to net unrealized holding gains (losses) on investment securities																					(386)
Pension liability adjustments																					616
Conversion of preferred stock to common stock by a subsidiary					(641)
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to pension liability adjustments																					98
Foreign currency translation adjustments																					3,273
Reclassification adjustment for losses (gains) included in net income (loss) attributable to noncontrolling interests in relation to foreign currency translation adjustments																					26
Losses on sales of shares of treasury stock									(261)
Effect of adopting new guidance on recognition and presentation of other-than-temporary impairments (Note 1)									118,210
Effect of adopting new guidance on recognition and presentation of other-than-temporary impairments, net of taxes (Note 1)														(118,210)
Other-net					237				(377)												(314)
Issuance of new shares of stock				515,662
Issuance of new shares of common stock and sale of treasury stock (Note 18)							522,414
Balance at end of fiscal year at Mar. 31, 2010	¥ 442,100		¥ 1,643,238		¥ 6,619,525			¥ 239,571	¥ (18,127)					¥ 588,196	¥ 1,712	¥ (203,960)	¥ (431,383)	¥ (45,435)	¥ (13,954)	¥ 8,866,918	¥ 235,922	¥ 9,102,840

CONSOLIDATED STATEMENTS OF EQUITY (Parenthetical) (Unappropriated retained earnings (Accumulated deficit) (Note 19):, JPY ¥)	12 Months Ended
	Mar. 31, 2010 Unappropriated retained earnings (Accumulated deficit) (Note 19)	Mar. 31, 2009 Unappropriated retained earnings (Accumulated deficit) (Note 19)	Mar. 31, 2008 Unappropriated retained earnings (Accumulated deficit) (Note 19)
Cash dividends, Common stock, per share	¥ 11	¥ 14	¥ 13
Unappropriated retained earnings (Accumulated deficit) (Note 19): | Class 5 Preferred Stock
Cash dividends, Preferred stock, per share	¥ 100.5
Unappropriated retained earnings (Accumulated deficit) (Note 19): | Class 3 Preferred Stock
Cash dividends, Preferred stock, per share	¥ 60	¥ 60	¥ 60
Unappropriated retained earnings (Accumulated deficit) (Note 19): | Class 8 Preferred Stock
Cash dividends, Preferred stock, per share		¥ 7.95	¥ 15.9
Unappropriated retained earnings (Accumulated deficit) (Note 19): | Class 12 Preferred Stock
Cash dividends, Preferred stock, per share		¥ 11.5	¥ 11.5

CONSOLIDATED STATEMENTS OF CASH FLOWS (JPY ¥) In Millions	12 Months Ended
	Mar. 31, 2010		Mar. 31, 2009		Mar. 31, 2008
Cash flows from operating activities:
Net income (loss) before attribution of noncontrolling interests	¥ 875,076		¥ (1,504,299)	[1]	¥ (503,960)	[1]
Adjustments to reconcile net income (loss) before attribution of noncontrolling interests to net cash provided by (used in) operating activities:
Loss from discontinued operations-net (Note 2)					2,670	[1]
Depreciation and amortization	345,268		410,362	[1]	432,457	[1]
Impairment of goodwill (Note 8)	461		845,842	[1]	893,721	[1]
Impairment of intangible assets (Note 8)	12,400		126,885	[1]	78,679	[1]
Provision for credit losses (Notes 5 and 6)	647,793		626,947	[1]	385,740	[1]
Investment securities losses (gains)-net	(223,030)		658,679	[1]	1,373,072	[1]
Foreign exchange losses (gains)-net	(236,055)		1,304,438	[1]	(1,466,299)	[1]
Equity in losses of equity method investees	104,098		60,051	[1]	34,485	[1]
Provision for deferred income tax expense (benefit)	316,388		(401,367)	[1]	446,253	[1]
Decrease (increase) in trading account assets, excluding foreign exchange contracts	801,245		(4,390,178)	[1]	(3,928,763)	[1]
Increase (decrease) in trading account liabilities, excluding foreign exchange contracts	(184,013)		1,493,062	[1]	2,875,793	[1]
Decrease (increase) in accrued interest receivable and other receivables	3,322		73,374	[1]	(85,575)	[1]
Increase (decrease) in accrued interest payable and other payables	(6,866)		(103,573)	[1]	105,442	[1]
Net increase (decrease) in accrued income taxes and decrease (increase) in income tax receivables	5,762		103,164	[1]	(17,843)	[1]
Increase (decrease) in allowance for repayment of excess interest (Note 26)	7,378		(3,316)	[1]	(22,290)	[1]
Net decrease (increase) in collaterals for derivative transactions	(132,610)		(497,629)	[1]	133,522	[1]
Other-net	(26,632)		231,371	[1]	(183,712)	[1]
Net cash provided by (used in) operating activities	2,309,985		(966,187)	[1]	553,392	[1]
Cash flows from investing activities:
Proceeds from sales of investment securities available for sale (including proceeds from securities under fair value option for the fiscal years ended March 31, 2009 and 2010) (Note 4)	74,475,416		76,089,849	[1]	51,204,443	[1]
Proceeds from maturities of investment securities available for sale (including proceeds from securities under fair value option for the fiscal years ended March 31, 2009 and 2010) (Note 4)	46,056,462		29,796,236	[1]	26,300,910	[1]
Purchases of investment securities available for sale (including purchases of securities under fair value option for the fiscal years ended March 31, 2009 and 2010) (Note 4)	(135,509,931)		(114,561,896)	[1]	(74,651,166)	[1]
Proceeds from maturities of investment securities being held to maturity	296,420		1,497,026	[1]	543,799	[1]
Purchases of investment securities being held to maturity	(433,118)		(296,772)	[1]	(354,008)	[1]
Proceeds from sales of other investment securities	104,040		37,773	[1]	153,436	[1]
Purchases of common stock investment in ACOM CO., LTD., an affiliated company of MUFG			(152,971)	[1]
Purchases of other investment securities	(379,154)		(958,616)	[1]	(78,352)	[1]
Net decrease (increase) in loans	5,919,699		(6,286,913)	[1]	(5,926,711)	[1]
Net decrease (increase) in interest-earning deposits in other banks	(1,273,410)		2,236,492	[1]	(792,340)	[1]
Net decrease (increase) in call loans, funds sold, and receivables under resale agreements and securities borrowing transactions	233,782		4,598,497	[1]	(4,086,565)	[1]
Proceeds from sales of premises and equipment	17,878		36,269	[1]	64,067	[1]
Capital expenditures for premises and equipment	(114,230)		(154,607)	[1]	(187,745)	[1]
Purchases of intangible assets	(171,405)		(195,482)	[1]	(230,136)	[1]
Proceeds from sales of consolidated VIEs and subsidiaries-net	1,290		110,010	[1]	117,626	[1]
Other-net	(38,171)		(48,474)	[1]	53,025	[1]
Net cash used in investing activities	(10,814,432)		(8,253,579)	[1]	(7,869,717)	[1]
Cash flows from financing activities:
Net increase in deposits	9,408,480		2,664,202	[1]	5,438,515	[1]
Net increase (decrease) in call money, funds purchased, and payables under repurchase agreements and securities lending transactions	(1,048,232)		2,343,192	[1]	3,699,282	[1]
Net increase (decrease) in due to trust account	(237,215)		335,840	[1]	(78,967)	[1]
Net increase (decrease) in other short-term borrowings	(1,720,216)		2,576,140	[1]	209,462	[1]
Proceeds from issuance of long-term debt	3,478,615		2,917,573	[1]	2,342,824	[1]
Repayment of long-term debt	(2,467,525)		(2,756,725)	[1]	(2,700,610)	[1]
Proceeds from issuance of common stock, net of stock issue expenses	1,036,053		280,460	[1]
Proceeds from issuance of new shares of preferred stock, net of stock issue expenses			388,623	[1]
Proceeds from sales of treasury stock	1,077		187,147	[1]	1,173	[1]
Payments to acquire treasury stock (Note 18)	(4,621)		(2,697)	[1]	(151,365)	[1]
Dividends paid	(149,486)		(153,217)	[1]	(141,159)	[1]
Dividends paid to noncontrolling interests	(5,908)		(12,864)	[1]	(22,990)	[1]
Payments related to privatization of UnionBanCal Corporation (Notes 3 and 32)			(410,373)	[1]
Other-net	4,256		(57,022)	[1]	(6,378)	[1]
Net cash provided by financing activities	8,295,278		8,300,279	[1]	8,589,787	[1]
Effect of exchange rate changes on cash and cash equivalents	440		(99,951)	[1]	(32,435)	[1]
Net increase (decrease) in cash and cash equivalents	(208,729)		(1,019,438)	[1]	1,241,027	[1]
Cash and cash equivalents at beginning of fiscal year (including cash and cash equivalents identified as discontinued operations of ¥ 2,194 million in 2008, nil in 2009 and 2010)	3,071,252	[1]	4,090,690	[1]	2,849,663	[1]
Cash and cash equivalents at end of fiscal year (no cash and cash equivalents identified as discontinued operations in 2008, 2009 and 2010)	2,862,523		3,071,252	[1]	4,090,690	[1]
Cash paid during the fiscal year for:
Interest	831,847		1,643,730	[1]	2,055,790	[1]
Income taxes, net of refunds	84,890		38,275	[1]	145,806	[1]
Non-cash investing and financing activities:
Obtaining assets by entering into capital lease	5,763		5,408	[1]	18,739	[1]
Acquisition of noncontrolling interests in Mitsubishi UFJ NICOS Co., Ltd. in 2009 and Mitsubishi UFJ Securities Co., Ltd. in 2008 in exchange for treasury stock (Note 3)			131,445	[1]	369,588	[1]
Transfer to securities from loans resulting from securitizations (Note 5)			60,671	[1]
Transfer to trading account assets from investment securities available for sale (Note 31)			10,448,079	[1]
Transfer to investment securities being held to maturity from trading account assets (Note 4)			1,053,029	[1]
Union Bank's term borrowing issued in its fiscal year ended December 31, 2008, but settled on January 2, 2009			91,030	[1]
Transfer to investment securities being held to maturity from investment securities available for sale (Note 4)	111,895
Exchange of shares in Senshu Bank for shares in Senshu Ikeda Holdings, Inc. (Note 20):
Acquisition of shares of Senshu Ikeda Holdings, Inc. recorded at fair value	79,073
Deconsolidation of Senshu Bank at book value	¥ 50,069

[1]	As restated (Note 35)

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (JPY ¥) In Millions	Mar. 31, 2010	Mar. 31, 2009		Mar. 31, 2008
Cash and cash equivalents at beginning of fiscal year, cash and cash equivalents identified as discontinued operations	¥ 0	¥ 0	[1]	¥ 2,194	[1]

[1]	As restated (Note 35)

BASIS OF FINANCIAL STATEMENTS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Mar. 31, 2010
BASIS OF FINANCIAL STATEMENTS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.	BASIS OF FINANCIAL STATEMENTS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Mitsubishi UFJ Financial Group, Inc. (“MUFG”) is a holding company for The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), Mitsubishi UFJ Trust and Banking Corporation (“MUTB”), Mitsubishi UFJ Securities Co., Ltd. (“MUS”), Mitsubishi UFJ NICOS Co., Ltd. (“Mitsubishi UFJ NICOS”), and other subsidiaries. Through its subsidiaries and affiliated companies, MUFG engages in a broad range of financial operations, including commercial banking, investment banking, trust banking and asset management services, securities businesses, and credit card businesses, and provides related services to individual and corporate customers. See Note 29 for more information by business segment.

Basis of Financial Statements

The accompanying consolidated financial statements are stated in Japanese yen, the currency of the country in which MUFG is incorporated and principally operates. The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“US GAAP”). In certain respects, the accompanying consolidated financial statements reflect adjustments which are not included in the consolidated financial statements issued by MUFG and certain of its subsidiaries in accordance with applicable statutory requirements and accounting practices in their respective countries of incorporation. The major adjustments include those relating to (1) investment securities, (2) derivative financial instruments, (3) allowance for credit losses, (4) income taxes, (5) consolidation, (6) premises and equipment, (7) transfer of financial assets, (8) accrued severance indemnities and pension liabilities, (9) goodwill and other intangible assets and (10) lease transactions.

Fiscal periods of certain subsidiaries, which end on or after December 31, and MUFG’s fiscal year, which ends on March 31, have been treated as coterminous. For the fiscal years ended March 31, 2008, 2009 and 2010, the effect of recording intervening events for the three-month periods ended March 31 on MUFG’s proportionate equity in net income of subsidiaries with fiscal periods ended on or after December 31, would have resulted in an increase of ¥14.02 billion to net loss, an increase of ¥2.42 billion to net loss and an increase of ¥3.90 billion to net income, respectively. No intervening events occurred during each of the three-month periods ended March 31, 2008, 2009 and 2010 which, if recorded, would have had material effects to consolidated total assets, loans, total liabilities, deposits or total equity as of March 31, 2008, 2009 and 2010.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to management judgment primarily relate to the allowance for credit losses on loans and off-balance-sheet credit instruments, valuation allowances of deferred tax assets, tax reserves, valuation of financial instruments, goodwill, intangible assets, investment securities and accrued severance indemnities and pension liabilities.

Summary of Significant Accounting Policies

Significant accounting policies applied in the accompanying consolidated financial statements are summarized below:

Consolidation—The consolidated financial statements include the accounts of MUFG and its subsidiaries (together, the “MUFG Group”) over which control is exercised through either majority ownership of voting stock and/or other means, including, but not limited to, the possession of the power to direct or cause the direction of management and policies of entities. In situations in which the MUFG Group has less than 100% but greater than 50% of ownership in entities, such entities are consolidated and noncontrolling interests are recorded in Total equity. Intercompany items have been eliminated. Investments in affiliated companies (companies over which the MUFG Group has the ability to exercise significant influence) are accounted for by the equity method of accounting and are reported in Other assets. The MUFG Group’s equity interest in the earnings of these equity investees and gains or losses realized on disposition of such investments are reported in Equity in losses of equity method investees.

Variable interest entities are consolidated when the MUFG Group has a variable interest that will absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns, or both. See Note 25 for the details of variable interest entities.

Assets that the MUFG Group holds in an agency, fiduciary or trust capacity are not assets of the MUFG Group and, accordingly, are not included in the accompanying consolidated balance sheets.

Cash Flows—For the purposes of reporting cash flows, cash and cash equivalents are defined as those amounts included in the consolidated balance sheets under the caption Cash and due from banks with original maturities of 90 days or less. Cash flows from qualified hedging activities are classified in the same category as the items being hedged.

Translation of Foreign Currency Financial Statements and Foreign Currency Transactions—Financial statements of overseas entities are translated into Japanese yen using the respective fiscal year-end exchange rates for assets and liabilities. Income and expense items are translated at average rates of exchange for the respective fiscal periods.

Foreign currency translation gains and losses related to the financial statements of overseas entities of the MUFG Group, net of related income tax effects, are credited or charged directly to Foreign currency translation adjustments, a component of accumulated other changes in equity from nonowner sources. Tax effects of gains and losses on foreign currency translation of financial statements of overseas entities are not recognized unless it is apparent that the temporary differences will reverse in the foreseeable future.

Foreign currency-denominated assets and liabilities are translated into the functional currencies of the individual entities included in consolidation at the respective fiscal year-end foreign exchange rates. Foreign currency-denominated income and expenses are translated using average rates of exchange for the respective fiscal periods. Gains and losses from such translation are included in Foreign exchange gains (losses)—net, as appropriate.

Repurchase Agreements, Securities Lending and Other Secured Financing Transactions—Securities sold with agreements to repurchase (“repurchase agreements”), securities purchased with agreements to resell (“resale agreements”) and securities lending and borrowing transactions are accounted for as secured financing or lending transactions, if the control over the securities is not surrendered. If they meet the relevant conditions for the surrender of control, they are accounted for as sales of securities with related off-balance sheet forward repurchase commitments or purchases of securities with related off-balance sheet forward resale commitments. For the fiscal years ended March 31, 2008, 2009 and 2010, there were no such transactions accounted for as sales.

Collateral—For secured lending transactions, including resale agreements, securities borrowing transactions, commercial lending and derivative transactions, the MUFG Group, as a secured party, generally has the right to require the counterparties to provide collateral, including letters of credit, cash, securities and other financial assets. For most securities lending transactions, the MUFG Group maintains strict levels of collateralization governed by daily mark-to-market analysis. Financial assets pledged as collateral are generally negotiable financial instruments and are permitted to be sold or repledged by secured parties. If the MUFG Group sells these financial assets received as collateral, it recognizes the proceeds from the sale and its obligation to return the collateral. For secured borrowing transactions, principally repurchase agreements and securities lending transactions and derivative transactions, where the secured party has the right to sell or repledge financial assets pledged as collateral, the MUFG Group separately discloses those financial assets pledged as collateral in the consolidated balance sheets.

Trading Account Securities—Securities and money market instruments held in anticipation of short-term market movements and for resale to customers are included in Trading account assets, and short trading positions of these instruments are included in Trading account liabilities. Trading positions are carried at fair value on the consolidated balance sheets and recorded on a trade date basis. Changes in the fair value of trading positions are recognized currently in Trading account profits (losses)—net, as appropriate. The MUFG Group has elected fair value option accounting for certain foreign securities. See Note 31 for a further discussion of fair value option accounting.

Investment Securities—Debt securities for which the MUFG Group has both the ability and positive intent to hold to maturity are classified as Securities being held to maturity and carried at amortized cost. Debt securities that the MUFG Group may not hold to maturity and marketable equity securities, other than those classified as Trading account securities, are classified as Securities available-for-sale, and are carried at their fair values, with unrealized gains and losses reported on a net-of-tax basis within accumulated other changes in equity from nonowner sources, which is a component of equity. Other investment securities include nonmarketable equity securities carried at their acquisition costs, and also securities held by subsidiaries that are investment companies or brokers and dealers in securities. Such securities held by those subsidiaries are subject to the specialized industry accounting principles for investment companies and brokers and dealers in securities applicable for those subsidiaries. Securities of those subsidiaries are carried at their fair values.

Individual debt and equity securities are written down to fair value with the resulting losses charged to operations when, in the opinion of management, a decline in estimated fair value below the cost of such securities is other than temporary. Such impairment loss is included in Investment securities gains (losses)—net in the consolidated statements of operations. In determining other than temporary declines in fair value to be recognized as an impairment loss on investment securities, the MUFG Group generally considers factors such as the ability and positive intent to hold the investments for a period of time sufficient to allow for any anticipated recovery in fair value, the financial condition of the issuer, the extent of decline in fair value, and the length of time that the decline in fair value below cost has existed. The MUFG Group adopted the new guidance which amends the other than temporary impairment model for debt securities on April 1, 2009. See Accounting Changes-Recognition and Presentation of Other-Than-Temporary Impairments and Note 4 for a further discussion. This new guidance did not affect the other than temporary impairment model for equity securities. Interest and dividends on investment securities are reported in Interest income. Dividends are recognized when the shareholder right to receive the dividend is established. Gains and losses on disposition of investment securities are computed using the average cost method and are recognized on the trade date.

Derivative Financial Instruments—The MUFG Group engages in derivative activities involving swaps, forwards, futures, options, and other types of derivative contracts. Derivatives are used in trading activities to generate trading revenues and fee income for its own account and to respond to the customers’ financial needs. Derivatives are also used to manage its market risk exposures to fluctuations in interest and foreign exchange rates, equity and commodity prices, and counterparty credit risk.

Derivatives entered into for trading purposes are carried at fair value and are reported as Trading account assets or Trading account liabilities. Prior to the adoption of new guidance on the measurement of fair value, the MUFG Group deferred trade date gains or losses on derivatives where the fair values of those derivatives were not obtained from a quoted market price, supported by comparison to other observable market transactions, or based upon a valuation technique which incorporated observable market data. See Accounting Changes—Fair Value Measurements for details related to adoption of the new guidance on the measurement of fair value. The fair values of derivative contracts executed with the same counterparty under legally enforceable master netting agreements are presented on a gross basis. Changes in the fair value of such contracts are recognized currently in Foreign exchange gains (losses)—net with respect to foreign exchange contracts and in Trading account profits (losses)—net with respect to interest rate contracts and other types of contracts.

Embedded features that are not clearly and closely related to the host contracts and meet the definition of derivatives are separated from the host contracts and measured at fair value unless the contracts embedding the derivatives are measured at fair value in their entirety.

Derivatives are also used to manage exposures to fluctuations in interest and foreign exchange rates arising from mismatches of asset and liability positions. Certain of those derivatives are designated by the MUFG Group and qualify for hedge accounting. A derivative is designated as a hedging instrument at the inception of each such hedge relationship and the MUFG Group documents, for such individual hedging relationships, the risk management objective and strategy, including identifying the item being hedged, identifying the specific risk being hedged and the method used to assess the hedge’s effectiveness. In order for a hedging relationship to qualify for hedge accounting, the changes in the fair value of the derivative instruments must be highly effective in achieving offsetting changes in fair values or variable cash flows of the hedged items attributable to the risk being hedged. Any ineffectiveness, which arises during the hedging relationship, is recognized in Non-interest income or expense in the period in which it arises. All qualifying hedging derivatives are valued at fair value and included in Other assets or Other liabilities. The fair values of derivative contracts executed with the same counterparty under legally enforceable master netting agreements are presented on a gross basis. For fair value hedges of interest-bearing assets or liabilities, the change in the fair value of the hedged item and the hedging instruments is recognized in net interest income to the extent that it is effective. For all other fair value hedges, the change in the fair value of the hedged item and change in fair value of the derivative are recognized in non-interest income or expense. For cash flow hedges, the unrealized changes in fair value to the extent effective are recognized in accumulated other changes in equity from nonowner sources. Amounts realized on cash flow hedges related to variable rate loans are recognized in net interest income in the period when the cash flow from the hedged item is realized. The fair value of cash flow hedges related to forecasted transactions, if any, is recognized in non-interest income or expense in the period when the forecasted transaction occurs. Any difference that arises from gains or losses on hedging derivatives offsetting corresponding gains or losses on the hedged items, and gains and losses on derivatives attributable to the risks excluded from the assessment of hedge effectiveness are recognized in non-interest income or expense.

Loans—Loans originated by the MUFG Group (“originated loans”) are carried at the principal amount outstanding, adjusted for unearned income and deferred net nonrefundable loan fees and costs. Originated loans held and intended for dispositions or sales in secondary markets are transferred to the held-for-sale classification and carried at the lower of cost or estimated fair value generally on an individual loan basis. Loan origination fees, net of certain direct origination costs, are deferred and recognized over the contractual life of the loan as an adjustment of yield using the method that approximates the interest method. Interest income on loans that are not impaired is accrued and credited to interest income as it is earned. Unearned income and discounts or premiums on purchased loans are deferred and recognized over the contractual lives of the loans using a method that approximates the interest method when such purchased loans are outside the scope of the guidance on loans and debt securities acquired with deteriorated credit quality as described below.

Originated loans are considered impaired when, based on current information and events, it is probable that the MUFG Group will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Originated loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent.

Originated loans are generally placed on nonaccrual status when substantial doubt exists as to the full and timely collection of either principal or interest, or when principal or interest is contractually past due one month or more with respect to loans of domestic banking subsidiaries, including BTMU and MUTB, and 90 days or more with respect to loans of certain foreign banking subsidiaries. A nonaccrual loan may be restored to an accrual status when interest and principal payments become current and management expects that the borrower will make future contractual payments as scheduled. When a loan is placed on nonaccrual status, interest accrued but not received is generally reversed against interest income. Cash receipts on nonaccrual loans, for which the ultimate collectibility of principal is uncertain, are applied as principal reductions; otherwise, such collections are credited to income. The MUFG Group does not capitalize any accrued interest in the principal balances of impaired loans at each balance sheet date.

In accordance with the guidance on loans and debt securities acquired with deteriorated credit quality, impaired loans acquired for which it is probable that the MUFG Group will be unable to collect all contractual receivables are initially recorded at the present value of amounts expected to be received and the related valuation allowances are not carried over or created initially. Accretable yield is limited to the excess of the investor’s estimate of undiscounted cash flows over the investor’s initial investment in the loan and subsequent increases in cash flows expected to be collected are recognized prospectively through adjustment of the loan’s yield over its remaining life after reduction of any remaining allowance for credit losses for the loan established after its acquisition, if any, while any decrease in such cash flows below those initially expected at acquisition plus additional cash flows expected to be collected arising from changes in estimate after acquisition are recognized as impairments.

Loan Securitization—The MUFG Group securitizes and services commercial and industrial loans in the normal course of business. The MUFG Group accounts for a transfer of loans in a securitization transaction as a sale if it meets relevant conditions for the surrender of control. Otherwise, the transfer is accounted for as a collateralized borrowing transaction. Interests in loans sold through a securitization accounted for as a sale may be retained in the form of subordinated tranches or beneficial interests. These retained interests are primarily recorded in Securities available for sale. The previous carrying amount of the loans involved in the transfer is allocated between the loans sold and the retained interests based on their relative fair values at the date of the securitization. Since quoted market prices are generally not available, the MUFG Group usually estimates fair value of these retained interests based on the present value of future expected cash flows by using modeling techniques that involve management’s best estimates of key assumptions, which may include default rates, recovery rates, and discount rates. See Accounting Changes—Fair Value Measurements and Note 31 for details of fair value measurements.

Allowance for Credit Losses—The MUFG Group maintains an allowance for credit losses to absorb probable losses inherent in the loan portfolio. Actual credit losses (amounts deemed uncollectible, in whole or in part), net of recoveries, are deducted from the allowance for credit losses, as net charge-offs, generally based on detailed loan reviews and a credit assessment by management at each balance sheet date. The MUFG Group generally applies its charge-off policy to all loans in its portfolio regardless of the type of borrower. The provision for credit losses, which is a charge against earnings, is added to bring the allowance to a level which, in management’s opinion, is adequate to absorb probable losses inherent in the credit portfolio.

A key element relating to the policies and discipline used in determining the allowance for credit losses is the credit classification and the related borrower categorization process. The categorization is based on conditions that may affect the ability of borrowers to service their debt, taking into consideration current financial information, historical payment experience, credit documentation, public information, analyses of relevant industry segments and current trends. In determining the appropriate level of the allowance, the MUFG Group evaluates the probable loss by category of loan based on its type and characteristics.

The allowance for credit losses for non-homogeneous loans consists of an allocated allowance for specifically identified problem loans, an allocated allowance for country risk exposure, a formula allowance and an unallocated allowance. An allocated allowance is also established for large groups of smaller-balance homogeneous loans.

The credit loss allowance for individual customers represents the impairment allowance determined in accordance with the guidance on accounting by creditors for impairment of a loan. The MUFG Group measures the impairment of a loan, based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or on the loan’s observable market price, or based on the fair value of the collateral if the loan is collateral dependent, when it is probable that the MUFG Group will be unable to collect all amounts due according to the contractual terms of the loan agreement. For certain subsidiaries, some impaired loans are aggregated for the purpose of measuring impairment using historical loss factors. Generally, the MUFG Group’s impaired loans include nonaccrual loans, restructured loans and other loans specifically identified as impaired.

The credit loss allowance for country risk exposure is a country-specific allowance for substandard, special mention and unclassified loans. The allowance is established to supplement the formula allowance for these loans, based on an estimate of probable losses relating to the exposure to countries that are identified by management to have a high degree of transfer risk. The measure is generally based on a function of default probability and the recovery ratio with reference to external credit ratings. For the allowance for specifically identified cross-border problem loans, the MUFG Group incorporates transfer risk in its determination of related allowance for credit losses.

The formula allowance is calculated for groups of loans collectively evaluated for impairment that cannot be attributed to specific loans by applying loss factors to outstanding substandard, special mention and unclassified loans. The evaluation of inherent loss for these loans involves a high degree of uncertainty, subjectivity and judgment. In determining the formula allowance, the MUFG Group, therefore, relies on a statistical analysis that incorporates historical loss factor percentages of total loans outstanding. Corresponding to the periodic impairment identification and self-assessment process, the estimation of the formula allowance is back-tested by comparing the allowance with the actual results subsequent to the balance sheet date. The results of such back-testing are evaluated by management to determine whether the manner and level of formula allowance needs to be changed in subsequent years.

The unallocated allowance represents an estimate of additional losses inherent in the loan portfolio and is composed of attribution factors, which are based upon management’s evaluation of various conditions that are not directly or indirectly measured in the determination of the allocated allowance. The conditions evaluated in connection with the unallocated allowance may include existing general economic and business conditions affecting the key lending areas of the MUFG Group, credit quality trends, collateral values, loan volumes and concentrations, seasoning of the loan portfolio, specific industry conditions within portfolio segments, recent loss experience in particular segments of the portfolio, duration of the current business cycle, bank regulatory examination results and findings of the MUFG Group’s internal credit examiners.

Allowance for Off-Balance-Sheet Credit Instruments—The MUFG Group maintains an allowance for credit losses on off-balance-sheet credit instruments, including commitments to extend credit, guarantees, standby letters of credit and other financial instruments. The allowance is recorded as a liability in Other liabilities. The MUFG Group adopts the same methodology used in determining the allowance for loan credit losses. Potential credit losses related to derivatives are considered in the fair valuation of the derivatives.

Net changes in the allowance for off-balance-sheet credit instruments are accounted for as Other non-interest expenses.

Premises and Equipment—Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is charged to operations over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the terms of the respective leases or the estimated useful lives of the improvements, whichever is shorter. MUFG, BTMU and MUTB apply the declining-balance method in depreciating their premises and equipment, while other subsidiaries mainly apply the straight-line method, at rates principally based on the following estimated useful lives:

Years
Buildings	15 to 50
Equipment and furniture	2 to 20
Leasehold improvements	3 to 39

Maintenance, repairs and minor improvements are charged to operations as incurred. Major improvements are capitalized. Net gains or losses on dispositions of premises and equipment are included in Other non-interest income or expense, as appropriate.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount to future undiscounted net cash flows expected to be generated by the asset. If an asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value. For purposes of recognition and measurement of an impairment loss, a long-lived asset or assets are grouped with other assets and liabilities at the lowest level with independent and identifiable cash flows. Assets to be disposed of by sale are reported at the lower of the carrying amount or fair value less estimated cost to sell.

Asset retirement obligations related to restoration of certain leased properties upon lease termination are recorded in Other liabilities with a corresponding increase in leasehold improvements. The amounts represent the present value of expected future cash flows associated with returning such leased properties to their original condition. The difference between the gross and present value of expected future cash flows is accreted over the life of the related leases as a non-interest expense.

Goodwill—Before April 1, 2009, the MUFG Group had recognized goodwill, as of the acquisition date, measured as the excess of the cost of investments in subsidiaries over its share of the fair value of net assets. After the adoption of new guidance on accounting for business combinations on April 1, 2009, the MUFG Group recognizes goodwill, as of the acquisition date, measured as the excess of fair value, including that of noncontrolling interests, over net assets of the acquiree. Goodwill related to investments in equity method investees is included in Other assets as a part of the carrying amount of investments in equity method investees.

Goodwill arising from a business combination is not amortized but is tested at least annually for impairment. Goodwill is recorded at a designated reporting unit level for the purpose of assessing impairment. A reporting unit is an operating segment, or an identified business unit one level below an operating segment. An impairment loss is recognized to the extent that the carrying amount of goodwill exceeds its implied fair value.

Intangible assets—Intangible assets consist of software, core deposit intangibles, customer relationships, trade names and other intangible assets. These are amortized over their estimated useful lives unless they have indefinite useful lives. Amortization of intangible assets is computed in a manner that best reflects the economic benefits of the intangible assets as follows:

	Useful lives (years)	Amortization method
Software	2 to 10	Straight-line
Core deposit intangibles	5 to 19	Declining-balance
Customer relationships	12 to 27	Declining-balance
Trade names	5 to 40	Straight-line

Intangible assets having indefinite useful lives, primarily certain customer relationships, are not amortized but are subject to annual impairment tests. An impairment exists if the carrying value of an indefinite-lived intangible asset exceeds its fair value. For other intangible assets subject to amortization, an impairment is recognized if the carrying amount is not recoverable and the carrying amount exceeds the fair value of the intangible asset.

The MUFG Group capitalizes certain costs associated with the acquisition or development of internal-use software. Costs subject to capitalization are salaries and employee benefits for employees who are directly associated with and who devote time to the internal-use computer software project, to the extent of time spent directly on the project. Once the software is ready for its intended use, the MUFG Group begins to amortize capitalized costs on a straight-line basis.

Accrued Severance and Pension Liabilities—The MUFG Group has defined benefit pension plans and other postretirement benefit plans, including severance indemnities plans. The liabilities related to these plans are computed and recognized based on actuarial computations. Net actuarial gains and losses that arise from differences between actual experience and assumptions are generally amortized over the average remaining service period of participating employees if it exceeds the corridor, which is defined as the greater of 10% of plan assets or the projected benefit obligation. Under the guidance related to employers’ accounting for defined benefit pension and other postretirement plans, the MUFG Group recognizes a net liability or asset to report the funded status of its defined benefit pension and other postretirement plans in the consolidated balance sheets and recognizes changes in the funded status of defined benefit pension and other postretirement plans in the year in which the changes occur in accumulated other changes in equity from nonowner sources. The costs of the plans, based on actuarial computations of current and future employee benefits, were charged to salaries and employee benefits.

The MUFG Group adopted the measurement date provision of the new guidance on employers’ accounting for defined benefit pension and other post retirement plans as of April 1, 2008. See Accounting Changes—Defined Benefit Pension and Other Postretirement Plans and Note 15 for further information.

Long-Term Debt—Premiums, discounts and issuance costs of long-term debt are amortized based on the method that approximates the interest method over the terms of the long-term debt.

Obligations under Guarantees—The MUFG Group provides customers with a variety of guarantees and similar arrangements, including standby letters of credit, financial and performance guarantees, credit protections, and liquidity facilities. The MUFG Group recognizes guarantee fee income over the guarantee period based on the contractual terms of the guarantee contracts. It is the MUFG Group’s dominant business practice to receive a guarantee fee at the inception of the guarantee, which approximates market value of the guarantee and is initially recorded as a liability, which is then recognized as guarantee fee income ratably over the guarantee period.

Allowance for repayment of excess interest—The MUFG Group maintains an allowance for repayment of excess interest based on an analysis of past experience of reimbursement of excess interest, borrowers’ profile and recent trend of borrowers’ demand for reimbursement. The allowance is recorded as a liability in Other liabilities.

Fees and Commissions—Revenue recognition of major components of fees and commissions is as follows:

•

Fees on funds transfer and collection services, service charges on deposit accounts, fees and commissions on securities business, fees on real estate business, insurance commissions, fees and commissions on stock transfer agency services, fees on investment funds business, and fees and commissions from other services are generally recognized as revenue when the related services are performed or recognized over the period that the service is provided.

•	Fees from trade-related financing services are recognized over the period of the financing.

•

Trust fees are recognized on an accrual basis, generally based on the volume of trust assets under management and/or the operating performance for the accounting period of each trust account. With respect to trust accounts with guarantee of trust principal, trust fees are determined based on the profits earned by individual trust account during the trust accounting period, less deductions, including provision for reserve, impairment for individual investments and dividends paid to beneficiary certificate holders. The trust fees for these trust accounts are accrued based on the amounts expected to be earned during the accounting period of each trust account.

•	Annual fees and royalty and other service charges related to credit card business are recorded on a straight-line basis as services are provided.

•	Interchange income from credit card business is recognized as billed.

•

Fees on guarantees are generally recognized over the contractual periods of the respective guarantees. Amounts initially recorded as a liability corresponding to the obligations at fair value are generally recognized as revenue over the terms of the guarantees as the MUFG Group is deemed to be released from the risk under guarantees.

Income Taxes—The provision for income taxes is determined using the asset and liability method of accounting for income taxes. Under this method, deferred income taxes reflect the net tax effects of (1) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (2) operating loss and tax credit carryforwards. A valuation allowance is recognized for any portion of the deferred tax assets where it is considered more likely than not that it will not be realized. The provision for deferred taxes is based on the change in the net deferred tax asset or liability during the fiscal year.

Free Distributions of Common Shares—As permitted by the Company Law, Japanese companies, upon approval by the Board of Directors, may make a free distribution of shares, in the form of a “stock split” as defined, to shareholders. In accordance with generally accepted accounting practice in Japan, such distribution does not give rise to any change in capital stock or capital surplus accounts. Common shares distributed are recorded as shares issued on the distribution date. See Note 18 for further information.

Earnings (Loss) per Common Share—Basic earnings per share (“EPS”) excludes dilutive effects of potential common shares and is computed by dividing income available to common stock shareholders by the weighted average number of common shares outstanding for the period, while diluted EPS gives effect to all dilutive potential common shares that were outstanding during the period. See Note 22 for the computation of basic and diluted EPS.

Treasury Stock—The MUFG Group presents its treasury stock, including shares of MUFG owned by its subsidiaries and affiliated companies, as a reduction of equity on the consolidated balance sheets at cost and accounts for treasury stock transactions under an average cost method. Gains (losses) on sales of treasury stock are charged to capital surplus, and unappropriated retained earnings.

Comprehensive Income (Loss)—Comprehensive income (loss) includes net income (loss) before attribution to noncontrolling interests and other changes in equity from nonowner sources. All changes in unrealized gains and losses on investment securities, unrealized gains and losses on derivatives qualifying for cash flow hedges, pension liability adjustments and foreign currency translation adjustments constitute changes in equity from nonowner sources and are presented, with related income tax effects, in the consolidated statements of changes in equity from nonowner sources.

Stock-Based Compensation—MUFG and certain of its subsidiaries have stock-based compensation plans. Stock-based compensation expenses are recognized based on the grant-date fair value of share based compensation over the period during which an employee is required to provide service in accordance with the terms of the plans. See Note 32 for further discussion of stock-based compensation plans.

Stock Split

Effective September 30, 2007, MUFG declared a stock split whereby each common and preferred share was split into 1,000 common and preferred shares. As a result, the number of shares and per share information have been retroactively adjusted.

Reclassifications

Certain reclassifications and format changes have been made to the consolidated financial statements for the fiscal years ended March 31, 2008 and 2009 to conform to the presentation for the fiscal year ended March 31, 2010. The MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries in this fiscal year. As a result, noncontrolling interests were reclassified from “Other liabilities” to “Equity” in the consolidated balance sheets, and also other reclassifications and format changes were made to the consolidated statements of operations, consolidated statements of changes in equity from nonowner sources, consolidated statements of equity, consolidated statements of cash flows, and notes to the consolidated financial statements. See Accounting Changes—Noncontrolling Interests below for details. These reclassifications and format changes did not result in a change in previously reported financial positions and results of operations.

Change in Accounting Estimates

MUFG and its domestic subsidiaries have reviewed the salvage values of premises and equipment and decided to change the estimated salvage values of these assets to ¥1 during the fiscal year ended March 31, 2008. A change in salvage values of depreciable assets is treated as a change in accounting estimate. The effect of this change has been reflected on a prospective basis beginning April 1, 2007. This change had an adverse impact on income from continuing operations before income tax expense and net loss attributable to Mitsubishi UFJ Financial Group of ¥53 billion and ¥31 billion, respectively, and a corresponding impact on both basic and diluted loss per share of ¥3.04 per share for the fiscal year ended March 31, 2008.

The MUFG Group periodically updates underlying assumptions to make a current estimate of the allowance for credit losses. During the fiscal year ended March 31, 2008, in addition to such routine update of estimates to reflect current conditions, BTMU adopted an advanced estimation to determine appropriate level of formula allowance, which is estimated based primarily on the default ratio and the recoverable ratio. Previously, the recoverable ratio was computed from the major cases of a default event such as legal bankruptcy. During the fiscal year ended March 31, 2008, BTMU began incorporating other credit events for its recoverable ratio to better reflect broader cases of default. In addition, BTMU made an adjustment for the impact of heterogeneous size of borrowers among its loan portfolio to estimate the appropriate level of the formula allowance for the fiscal year ended March 31, 2008. Since the default ratio is statistically computed by counting one credit event as one regardless of the size of borrowers, BTMU commenced making an additional reserve by looking to the monetary level of past defaults in addition to the number of defaults. Similarly, during the fiscal year ended March 31, 2009, MUTB adopted an advanced estimation to determine appropriate level of formula allowance, which is estimated based primarily on the default ratio and the recoverable ratio. Previously, the recoverable ratio was computed according to the amount of the secured part of the loan or appraisal of the collateral, which was discounted by a certain rate. Due to the accumulation of the historical data, MUTB has begun incorporating the historical recovery data of the unsecured portion of loans and of the respective collateral for its respective recoverable ratios since the fiscal year ended March 31, 2009. For the fiscal year ended March 31, 2008, the effect from those changes had a positive impact on income from continuing operations before income tax expense and net loss attributable to Mitsubishi UFJ Financial Group of ¥45 billion and ¥27 billion, respectively, and a corresponding impact on both basic and diluted loss per share of ¥2.60 per share. For the fiscal year ended March 31, 2009, the effect from those changes had a positive impact on loss from continuing operations before income tax benefit and net loss attributable to Mitsubishi UFJ Financial Group of ¥104 billion and ¥62 billion, respectively, and a corresponding impact on both basic and diluted loss per share of ¥5.69 per share.

The MUFG Group observed that the market for collateralized loan obligations (“CLOs”) backed by general corporate loans became significantly inactive compared with normal market activity due to the reduction in liquidity of certain debt securities resulting from the global financial market instability in the second half of the fiscal year ended March 31, 2009. Under such circumstances, the MUFG Group concluded that the unadjusted non-binding quotes from broker-dealers became less reflective of the fair values for CLOs backed by general corporate loans. Consequently, during the second half of the fiscal year ended March 31, 2009, the MUFG Group changed the valuation method for estimating the fair value of such CLOs from the method adopting unadjusted quotes from independent broker-dealers to the estimation method by weighting the internal model prices and the non-binding broker-dealer quotes. This change in valuation method was accounted for prospectively as a change in accounting estimate. See Note 31 for the details of the valuation method.

Accounting Changes

The Codification and the Hierarchy of GAAPs—In June 2009, the Financial Accounting Standards Board (the “FASB”) voted to approve the “FASB Accounting Standards Codification” (the “Codification”). The Codification is not meant to change US GAAP, but is intended to improve the ease of researching US GAAP issues. The Codification reorganizes existing US GAAP pronouncements into approximately 90 accounting topics. The Codification is now the single source of authoritative US GAAP. On the effective date, the Codification superseded all then-existing non-SEC accounting and reporting standards to become the single source of authoritative non-governmental US GAAP. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. All subsequent standards will be issued as “Accounting Standard Updates”, which will serve only to update the Codification. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The MUFG Group adopted the Codification during the fiscal year ended March 31, 2010. The Codification did not have an impact on the MUFG Group’s financial position and results of operations. However, throughout the consolidated financial statements, all references to prior FASB, AICPA and EITF accounting pronouncements have been removed, and all non-SEC accounting guidance is referred to in terms of the applicable subject matter.

Defined Benefit Pension and Other Postretirement Plans—In September 2006, the FASB issued new guidance related to employers’ accounting for defined benefit pension and other postretirement plans. The new guidance clarifies that defined benefit assets and obligations should be measured as of the date of the entity’s consolidated balance sheets. The requirement to measure plan assets and benefit obligations as of the date of the consolidated balance sheets was effective for fiscal years ending after December 15, 2008.

The MUFG Group adopted the new measurement date provisions on April 1, 2008 which changed the measurement date for plan assets and benefit obligations of BTMU and some of its domestic subsidiaries from December 31 to March 31 by using the approach that remeasured plan assets and benefit obligations as of March 31, 2008. The MUFG Group recognized ¥411 million in gains on settlement during the period from January 1, 2008 to March 31, 2008 and recorded a decrease in the beginning balance of retained earnings as of April 1, 2008 by ¥132 million, net of taxes, and a decrease in the beginning balance of accumulated other changes in equity from nonowner sources as of April 1, 2008 by ¥131,574 million, net of taxes, as a result of adopting this provision. The impact on the beginning balance of accumulated other changes in equity from nonowner sources upon adoption of the new measurement date provisions as of April 1, 2008 is mainly due to a decrease in the fair value of plan assets of ¥175,680 million and an increase in benefit obligations of ¥32,382 million, net of ¥4,333 million in settlements during the period from January 1, 2008 to March 31, 2008 recognized as lump-sum payments for the fiscal year ended March 31, 2008. The increase was caused by a decline in the discount rate from December 31, 2007 to March 31, 2008.

Uncertainty in Income Taxes—In June 2006, the FASB issued new guidance on accounting for uncertainty in income taxes. This new guidance requires recognition of a tax benefit to the extent of management’s best estimate of the impact of a tax position based on the technical merits of the position, provided it is more likely than not that the tax position will be sustained upon examination, including resolution of any related appeals or litigation processes. This new guidance also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The MUFG Group adopted this new guidance on April 1, 2007, which reduced the beginning balance of retained earnings by ¥4,091 million. The MUFG Group classifies accrued interest and penalties, if applicable, related to income taxes as income tax expenses.

Leveraged Leases—In July 2006, the FASB issued new guidance on accounting for a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction. This new guidance requires that if, during the lease term, the projected timing of the income tax cash flows generated by a leveraged lease is revised, the rate of return and the allocation of income shall be recalculated from the inception of the lease. At adoption, the cumulative effect of applying the provisions of this new guidance shall be reported as an adjustment to the beginning balance of retained earnings as of the beginning of the period in which it is adopted. This new guidance is effective in fiscal years beginning after December 15, 2006. The MUFG Group adopted this new guidance on April 1, 2007, which reduced the beginning balance of retained earnings by ¥5,725 million, net of taxes. The reduction to retained earnings at adoption will be recognized in interest income over the remaining terms of the affected leases as tax benefits are realized.

Fair Value Measurements—In September 2006, the FASB issued new guidance on the measurement of fair value. This new guidance defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. In addition, it applies under other accounting topics that require or permit fair value measurements since the FASB previously concluded in those accounting topics that fair value is the relevant measurement attribute. Accordingly, this new guidance does not require any new fair value measurements. Under the new guidance, fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, a fair value hierarchy is established that prioritizes the information used to develop those assumptions. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, for example, the reporting entity’s own data. Fair value measurements are separately disclosed by level within the fair value hierarchy. This new guidance is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. It shall be applied prospectively, except for the provisions related to block discounts, and existing derivative and hybrid financial instruments measured at fair value using the transaction price. This new guidance nullifies the guidance which requires the deferral of trade date gains or losses on derivatives where the fair value of those derivatives were not obtained from a quoted market price, supported by comparison to other observable market transactions, or based upon a valuation technique incorporating observable market data. The new guidance also precludes the use of a blockage factor when measuring financial instruments traded in an active market at fair value and requires consideration of nonperformance risk when measuring liabilities at fair value. Effective April 1, 2008, the MUFG Group adopted the new guidance for measurement of fair value. Upon its adoption, the difference between the carrying amount and fair value of the derivatives measured under the previous guidance was recognized as a cumulative effect to the beginning balance of retained earnings as of April 1, 2008 in the amount of ¥27,317 million, net of taxes.

In February 2008, the FASB issued new guidance on the application of fair value measurements for purposes of lease classification or measurement and new guidance on the effective date of the application of fair value measurements. The first guidance amends the fair value measurement guidance to exclude lease accounting, and other accounting topics that address fair value measurements for the purposes of lease classification or measurement. However, this scope exception does not apply to assets acquired and liabilities assumed in a business combination that are required to be measured at fair value, regardless of whether those assets and liabilities are related to leases. The second guidance applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in an entity’s financial statements on a recurring basis and defers the effective date of the fair value measurement guidance to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years for those items. The MUFG Group adopted the guidance on April 1, 2008 to all financial assets and liabilities measured and disclosed on a fair value basis, excluding the nonfinancial assets and liabilities. For the nonrecurring nonfinancial assets and nonfinancial liabilities, including premises and equipment, intangible assets and goodwill measured at fair value for impairment, the MUFG Group adopted the fair value measurement guidance on April 1, 2009. The adoption of this new guidance did not have a material impact on the MUFG Group’s financial position and results of operations.

In October 2008, the FASB issued new guidance to clarify how an entity would determine fair value in a market that is not active. This guidance was effective upon issuance and did not have a material impact on the MUFG Group’s financial position and results of operations.

In April 2009, the FASB staff issued an amendment to the fair value measurement guidance, providing additional guidance for estimating fair value when the volume and level of activity for the asset or liability has significantly decreased, including guidance on identifying circumstances that indicate a transaction is not orderly. This amendment requires entities to disclose, in both interim and annual periods, the inputs and valuation techniques used to measure fair value and provide by major categories of debt and equity securities, the fair value hierarchy and Level 3 roll-forward disclosures. This amendment was effective prospectively for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The MUFG Group adopted this amendment on April 1, 2009, which had no material impact on its financial position and results of operations.

See Note 31 for a further discussion of the adoption of the new fair value measurement guidance.

Fair Value Option for Financial Assets and Financial Liabilities—In February 2007, the FASB issued new guidance which provided an option for measuring certain financial assets and financial liabilities using fair value. This guidance allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities and certain other items at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item’s fair value in subsequent reporting periods must be recognized in current earnings. This guidance was effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to certain conditions. The MUFG Group adopted this guidance on April 1, 2008. The MUFG Group elected the fair value option for foreign securities classified as available-for-sale held by BTMU and MUTB in the amount of ¥10,448,079 million, whose unrealized gains and losses were reported within accumulated other changes in equity from nonowner sources as of March 31, 2008. BTMU and MUTB economically manage, through their asset and liability management activities, risks associated with their foreign currency-denominated financial assets and liabilities related to fluctuation of foreign exchange rates. However, prior to the adoption of this guidance for these securities, gains and losses on translation of these securities were reflected in other changes in equity from nonowner sources, while gains and losses on translation of foreign currency-denominated financial liabilities were included in current earnings. The MUFG Group elected the fair value option for these securities to mitigate accounting mismatches related to fluctuations of foreign exchange rates. As a result of adopting the fair value option on these securities, MUFG recorded an increase in the beginning balance of retained earnings as of April 1, 2008 of ¥20,150 million, net of taxes. In addition, the MUFG Group elected the fair value option for certain financial instruments held by MUS’s foreign subsidiaries, which increased the beginning balance of retained earnings as of April 1, 2008 of ¥12,829 million, net of taxes.

Business Combinations—In December 2007, the FASB issued new guidance that significantly changes the accounting for business combinations while retaining the fundamental requirements that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. This guidance further expands the definitions of a business and the fair value measurement and reporting in a business combination. This guidance states that all business combinations (whether full, partial or step acquisitions) will result in all the assets acquired and liabilities assumed and any noncontrolling (minority) interests in the acquiree being recorded at their acquisition-date fair values with limited exceptions. Certain forms of contingent considerations and certain acquired contingencies will be recorded at their acquisition-date fair value. This guidance also states acquisition costs will generally be expensed as incurred, restructuring costs will be expensed in periods after the acquisition date, and changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally will affect income tax expense. A substantial number of new disclosure requirements are required to disclose all information necessary to evaluate and understand the nature and financial effect of the business combination. The accounting requirements of this guidance are applied on a prospective basis for all business combination transactions completed on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The MUFG Group adopted this guidance on April 1, 2009.

Noncontrolling Interests—In December 2007, the FASB issued new guidance which requires companies to clearly identify and present ownership interests in subsidiaries held by parties other than the parent in the consolidated financial statements within the equity section but separate from the parent’s equity. It also requires the amount of consolidated net income attributable to the parent and to the noncontrolling interests be clearly identified and presented on the face of the consolidated statements of operations; changes in parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for similarly as equity transactions; and when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary and the gain or loss on the deconsolidation of the subsidiary be measured at fair value. This guidance is effective for financial statements issued for fiscal years beginning on or after December 15, 2008. The MUFG Group adopted this guidance on April 1, 2009. As a result, effective April 1, 2009, ¥ 232,225 million of noncontrolling interests as of March 31, 2009 was reclassified from Other liabilities to Equity on its consolidated balance sheets. Net income (loss) attributable to noncontrolling interests was ¥38,476 million, ¥(36,259) million and ¥15,257 million for the fiscal years ended March 31, 2008, 2009 and 2010, respectively.

Disclosure about Derivative Instruments and Hedging Activities—In March 2008, the FASB issued new guidance regarding a company’s disclosures on derivative instruments. This guidance requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under existing accounting guidance for derivatives and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The significant additional disclosures required by this guidance include (1) a tabular summary of the fair values of derivative instruments and their gains and losses, (2) disclosure of credit-risk-related contingent features in order to provide more information regarding an entity’s liquidity from using derivatives, and (3) cross-referencing within footnotes to make it easier for financial statement users to locate important information about derivative instruments. This guidance is effective for fiscal years beginning after November 15, 2008, with early application encouraged. The MUFG Group adopted this guidance on April 1, 2009, and it affected the MUFG Group’s disclosures of derivative instruments and related hedging activities, and did not affect its financial position and results of operations. See Note 23 for the details of disclosures required by this guidance.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions—In February 2008, the FASB issued new guidance, which requires that an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with, or in contemplation of, the initial transfer be evaluated together as a linked transaction unless certain criteria are met. This guidance is effective for the fiscal years beginning on or after November 15, 2008. The MUFG Group adopted this guidance on April 1, 2009, which had no material impact on its financial position and results of operations.

Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities—In June 2008, the FASB issued guidance for participating securities, which clarifies that unvested share based payment awards which contain nonforfeitable rights to dividends should be considered equivalent to participating securities and included in the computation of EPS using the two-class method currently prescribed under existing accounting guidance. This guidance is effective retrospectively for the fiscal years beginning on or after December 15, 2008. The MUFG Group adopted this guidance retrospectively effective April 1, 2009, which had no impact on its results of operations or basic and diluted EPS.

Recognition and Presentation of Other-Than-Temporary Impairments—In April 2009, the FASB staff issued guidance, which amends the other than temporary impairment model for debt securities. This guidance requires an entity to recognize an other than temporary impairment of a debt security if the entity has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. In addition, this guidance requires an entity to recognize the credit component of an other-than-temporary impairment of a debt security in earnings or the noncredit component in accumulated other changes in equity from nonowner sources when the entity does not intend to sell the debt security and if it is more likely than not that the entity will not be required to sell the debt security before recovery of its amortized cost basis. This guidance also requires additional disclosures, such as the calculation of credit losses, as well as factors considered in reaching a conclusion that an investment is not other than temporarily impaired by major security types. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The MUFG Group adopted this guidance on April 1, 2009. The cumulative effect of the change included a decrease in the opening balance of Accumulated deficit at April 1, 2009 of ¥118,210 million, net of taxes with a corresponding adjustment to accumulated other changes in equity from nonowner sources. See Note 4 for a further discussion on this guidance.

Interim disclosures about Fair Value of Financial Instruments—In April 2009, the FASB staff issued guidance that requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance also requires those disclosures in summarized financial information at interim reporting periods. This amendment is effective for interim reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The MUFG Group adopted this guidance from the condensed consolidated financial statements for the six months ended September 30, 2009, which did not have a significant impact on its financial position and results of operations.

Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies—In April 2009, the FASB staff issued new guidance on disclosures and accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. This guidance requires that assets acquired and liabilities assumed in a business combination that arise from contingencies be recognized at fair value if the acquisition date fair value can be reasonably determined. If the acquisition date fair value of such an asset or liability cannot be reasonably determined, the asset or liability would be measured using existing accounting guidance for contingencies. This guidance is effective on a prospective basis for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The MUFG Group adopted this guidance on April 1, 2009.

Subsequent Events—In May 2009, the FASB issued new guidance on subsequent events. This guidance established general guidance of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance is effective for interim or annual financial periods ending after June 15, 2009. The MUFG Group adopted this guidance, which had no impact on its financial position or results of operations.

In February 2010, the FASB issued new guidance to amend the disclosure requirements on subsequent events that an SEC filer is required to evaluate subsequent events through the date that the financial statements are issued and is not required to disclose the date through which subsequent events are evaluated. This guidance is effective upon issuance of the guidance. The MUFG Group adopted this guidance immediately upon the issuance, which had no impact on its financial position or results of operations.

Employers’ Disclosures and Postretirement Benefit Plan Assets—In December 2008, the FASB issued guidance to revise disclosures related to employers’ postretirement benefit plan assets. The guidance contains amendments to enhance the transparency surrounding the types of assets and associated risks in an employer’s defined benefit pension or other postretirement plan. It expands on the existing disclosure requirements by adding required disclosures about: (1) how investment allocation decisions are made by management, (2) major categories of plan assets, and (3) significant concentrations of risk. In addition, the guidance requires an employer to disclose information about the valuation techniques used to measure fair value. The new disclosures are required to be included in financial statements for fiscal years ending after December 15, 2009 with early application permitted. The MUFG Group adopted this guidance on March 31, 2010. These additional disclosures did not affect the MUFG Group’s financial position or results of operations. See Note 15 for details of the additional disclosures required by this guidance.

Investments in Certain Entities That Calculate Net Asset Value per Share—In September 2009, the FASB issued new guidance which amends the guidance on the measurement of fair value of an alternative investment which does not have a readily determinable fair value. This guidance permits entities to use net asset value per share as a practical expedient to measure the fair value of certain alternative investments. This guidance also requires disclosures about the attributes of investments by major category, determined based on the nature and risks of the investment. This guidance is effective for interim and annual reporting periods ending after December 15, 2009, with early application permitted. The MUFG Group adopted this guidance on March 31, 2010, which had no material impact on the MUFG Group's financial position or results of operations. See Note 31 for the details of disclosures required by this guidance.

Accounting and Reporting for Decreases in Ownership of a Subsidiary—In January 2010, the FASB issued new guidance which provides clarity over application of accounting and reporting for decreases in ownership of a subsidiary. This guidance clarifies that the scope of accounting and reporting for decreases in ownership of a subsidiary includes a subsidiary or group of assets that is a business or nonprofit activity, but excludes sales of in-substance real estate. This guidance also requires additional disclosures for fair value measurements relating to retained investments in a deconsolidated subsidiary or a preexisting interest held by an acquirer in a business combination. This guidance is effective beginning in the period that an entity adopts the new guidance on noncontrolling interests noted above, or if the new guidance on noncontrolling interests was adopted previously, it is effective beginning in the first interim or annual reporting period ending on or after December 15, 2009. The MUFG Group adopted this guidance for the annual period ended March 31, 2010, which had no material impact on its financial position or results of operations. See Note 20 for details of the additional disclosures required by this guidance.

Recently Issued Accounting Pronouncements

Amendment of Accounting for Transfers of Financial Assets—In June 2009, the FASB issued new guidance which clarifies the application of certain derecognition concepts and eliminates the concept of a qualifying special purpose entity. The guidance also clarifies the concept of “surrendered control” to consider any continuing involvement with the transferred assets regardless of when the terms were agreed. In addition, the guidance introduces the term “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Finally, the guidance eliminated certain alternatives with respect to initial recognition and measurement and replaced them with a requirement that a transferor recognize and initially measure all assets obtained including a transferor’s beneficial interest and liabilities incurred as a result of a transfer of financial assets accounted for as a sale, at fair value. This guidance is effective for the first annual reporting period beginning after November 15, 2009, and interim periods within that year. Early adoption is prohibited. The MUFG Group has not completed the study of what effect this guidance will have on its financial position and results of operations.

Amendment of Accounting for Consolidation of Variable Interest Entities—In June 2009, the FASB issued new guidance which amends the accounting for consolidation of variable interest entities. This guidance changes the current guidance by modifying the characteristics for assessing a primary beneficiary to include entities that have the power to direct the activities of the variable interest entity which significantly impact its economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entity. This must be reassessed on an ongoing basis. In addition, this guidance amends the identification of variable interest entities by eliminating the scope exception for qualified special purpose entities and adding an additional reconsideration event for determining whether an entity is a variable interest entity. This guidance is effective for the first annual reporting period beginning after November 15, 2009, and interim periods within that year. Early adoption is prohibited. The MUFG Group adopted this guidance on April 1, 2010. In February 2010, the FASB issued new guidance which amends this consolidation guidance to defer the requirements of the consolidation guidance for determining beneficiary of variable interest entities for certain investment funds including mutual funds, private equity funds, hedge funds, venture capital funds, mortgage real estate investment funds and certain real estate investment funds. See Note 25 for the additional information upon the adoption.

Measuring Liabilities at Fair Value—In August 2009, the FASB issued new guidance which provides amendments for the fair value measurements of liabilities. In situations where a quoted price in an active market for an identical liability is not available, a reporting entity is required to measure fair value using one of two prescribed valuation techniques. There is no requirement to consider transfer restrictions on the liability. This guidance is effective for the first interim and annual reporting periods beginning after August 26, 2009. The MUFG Group has not completed the study of what effect this guidance will have on its financial position and results of operations.

Disclosure about Fair Value Measurements—In January 2010, the FASB issued new guidance which requires a new disclosure and clarifies existing disclosure requirements on fair value measurements. The guidance requires additional disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements and activity in Level 3 fair value measurement. This guidance also clarifies existing disclosure requirements regarding level of disaggregation and valuation inputs and techniques. This guidance is effective for interim and annual reporting period beginning after December 15, 2009, except for the disclosure of the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which is effective for interim and annual reporting beginning after December 15, 2010. Early adoption of the guidance is permitted. The MUFG Group does not expect the provisions of this new guidance to have a material effect on its financial position and results of operations.

Technical Corrections to Various Topics—In February 2010, the FASB issued new guidance which eliminates inconsistencies and outdated provisions and provides needed clarifications, for example, for guidance on embedded derivatives and hedging and guidance on income tax accounting in a reorganization. The amendments are effective for the first interim and annual reporting periods beginning after issuance, except for certain amendments. The clarifications of the guidance on the embedded derivatives and hedging are effective for fiscal years beginning after December 15, 2009, and should be applied to existing contracts (hybrid instruments) containing embedded derivative features at the date of adoption. The amendments to the guidance on accounting for income taxes in a reorganization should be applied to reorganizations for which the date of the reorganization is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. For those reorganizations reflected in interim financial statements issued before the amendments in this new guidance are effective, retrospective application is required. The MUFG Group does not expect the provisions of this new guidance to have a material effect on its financial position and results of operations.

Amendments to Accounting Scope of Embedded Credit Derivatives—In March 2010, the FASB issued new guidance which clarifies the scope exception related to embedded credit derivatives. This guidance addresses how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that are exempt from potential bifurcation and separate accounting requirement. This guidance is effective for the first interim reporting period beginning after June 15, 2010 with early application permitted at the beginning of the first interim reporting period beginning after the issuance of this new guidance. In initially adopting this new guidance, an entity may elect the fair value option for any investment in a beneficial interest in a securitized financial asset. The election of the fair value option is irrevocable and should be determined on an instrument-by-instrument basis at the beginning of the reporting period of initial adoption. The MUFG Group has not completed the study of what effect this guidance will have on its financial position and results of operations.

Amendment of Accounting for Impaired Loan when the Pool of Loan is Accounted for as a Single Asset—In April 2010, the FASB issued new guidance which amends the accounting for modifications of loans that are acquired with evidence of credit deterioration and accounted for as a pool. The amendment provides that modifications of such loan, which are acquired with evidence of credit deterioration and accounted for as a pool, do not result in the removal of those loans from the pool even if the modification of those loans would otherwise be considered a troubled debt restructuring. An entity will continue to be required to consider whether the pool of assets in which the loan is included is impaired if expected cash flows for the pool change. No additional disclosures are required as a result of this guidance. This guidance is effective for modifications of loans accounted for within pools occurring in the first interim or annual period ending on or after July 15, 2010. Upon initial adoption of the guidance, an entity may make a one-time election to terminate accounting for loans as a pool. This election may be applied on a pool-by-pool basis and does not preclude an entity from applying pool accounting to subsequent acquisitions of loans with credit deterioration. Early adoption is permitted. The MUFG Group has not completed the study of what effect this guidance will have on its financial position and result of operations.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses—In July 2010, the FASB issued new guidance which requires additional disclosures and amends existing disclosure requirements on allowances for credit losses and the credit quality of financial receivables. The guidance requires additional disclosures on credit quality indicators of financing receivables, aging of past due financing receivables, nature and extent of troubled debt restructuring and modifications, and significant purchases and sales of financing receivables on a disaggregate basis. Existing guidance is amended to require disclosure of financing receivables on a more disaggregated basis. This guidance will be required for interim and annual reporting periods ending on or after December 15, 2010. Specific items regarding activity that occurs during a reporting period, such as the allowance rollforward and modification disclosures will be required for interim and annual reporting periods beginning on or after December 15, 2010. This new guidance will only affect the MUFG Group’s disclosures about the credit quality of financing receivables and allowances for credit losses, and will not affect its financial position and results of operations.

DISCONTINUED OPERATIONS	12 Months Ended
Mar. 31, 2010
DISCONTINUED OPERATIONS

2.    DISCONTINUED OPERATIONS

The MUFG Group accounted for discontinued operations in accordance with the accounting guidance for impairment or disposal of long-lived assets and presented the results of discontinued operations as a separate line item in the consolidated statements of operations.

During the fiscal year ended March 31, 2008, UnionBanCal Corporation (“UNBC”) entered into a Deferred Prosecution Agreement with the United States Department of Justice (“DOJ”) relating to past violations of Bank Secrecy Act and other anti-money laundering regulations that occurred in UNBC’s now discontinued international banking business. As part of this agreement, UNBC paid the DOJ ¥2,545 million for the fiscal year ended March 31, 2008. The ¥2,545 million payment and ¥194 million of related legal and other outside services costs were allocated to discontinued operations as these past violations pertained to UNBC’s international banking business. The income tax benefit of ¥69 million for the fiscal year ended March 31, 2008 reflects the nondeductibility of the ¥2,545 million payment to the DOJ.

The components of loss from discontinued operations for the fiscal years ended March 31, 2008, 2009 and 2010 were as follows:

	2008	2009	2010
	(in millions)
Loss from discontinued operations	¥(2,739)	¥—	¥—
Income tax benefit	(69)	—	—

Loss from discontinued operations—net	(2,670)	—	—
Net loss attributable to noncontrolling interests	(924)	—	—

Net loss from discontinued operations attributable to Mitsubishi UFJ Financial Group	¥(1,746)	¥—	¥—

BUSINESS DEVELOPMENTS	12 Months Ended
Mar. 31, 2010
BUSINESS DEVELOPMENTS

3.    BUSINESS DEVELOPMENTS

Mitsubishi UFJ NICOS Co., Ltd.

On April 1, 2007, the merger between UFJ NICOS Co., Ltd. (“UFJ NICOS”) and DC Card Co., Ltd. (“DC Card”), two credit card subsidiaries of BTMU, came into effect with UFJ NICOS being the surviving entity and UFJ NICOS renamed Mitsubishi UFJ NICOS. Each share of DC Card’s common stock was exchanged for 30 shares of UFJ NICOS’s common stock. The assets and liabilities acquired through the purchase of the noncontrolling interest in DC Card were measured based on their fair value as of April 1, 2007. The MUFG Group initially recorded approximately ¥4 billion of intangible assets.

On November 6, 2007, MUFG acquired ¥120 billion of new common shares in Mitsubishi UFJ NICOS. As a result, the MUFG Group has approximately 76% ownership of Mitsubishi UFJ NICOS compared with its prior holding of approximately 66%. The assets and liabilities acquired through the purchase of Mitsubishi UFJ NICOS shares were measured based on their fair value. The MUFG Group initially recorded approximately ¥19 billion of goodwill and approximately ¥16 billion of intangible assets. The objectives of this additional investment are to strengthen the financial base of Mitsubishi UFJ NICOS, utilize its financial resources effectively, and develop a new credit business strategy due to the changing business environment for consumer finance companies in Japan.

The MUFG Group reorganized the capital structure of Mitsubishi UFJ NICOS, a 76%-owned subsidiary, by eliminating the only outstanding class of capital stock other than the common stock and by having The Norinchukin Bank (“Norinchukin”) become the sole noncontrolling shareholder. This reorganization was carried out in order to further enhance the strategic integrity and flexibility of the MUFG Group and to strive for effective utilization of managerial resources within the MUFG Group.

Pursuant to such reorganization, on August 1, 2008, MUFG acquired, through a share exchange, all the outstanding Mitsubishi UFJ NICOS common stock and all the outstanding Mitsubishi UFJ NICOS Class 1 stock whereby MUFG issued MUFG common stock at a ratio of 0.37 shares of MUFG common stock for every one share of Mitsubishi UFJ NICOS common stock and 1.39 shares of MUFG common stock for every one share of Mitsubishi UFJ NICOS Class 1 stock. MUFG, then, sold 244 million shares of Mitsubishi UFJ NICOS common stock to Norinchukin. Furthermore, MUFG converted all of Mitsubishi UFJ NICOS Class 1 stock acquired from Norinchukin into Mitsubishi UFJ NICOS common stock. As a result, the ownership by MUFG of Mitsubishi UFJ NICOS decreased to approximately 85% from 100%.

The foregoing reorganization was accounted for as follows:

The assets and liabilities acquired through the purchase of the noncontrolling interest of Mitsubishi UFJ NICOS were accounted for using the purchase method of accounting and were recorded based on their fair value as of August 1, 2008. The MUFG common stock issued in the share exchange was valued at ¥131 billion based on the average market price for a reasonable period before and after the date the terms of the acquisition were agreed to and announced. As a result, MUFG owned all the outstanding Mitsubishi UFJ NICOS common stocks. The MUFG Group recorded approximately ¥23 billion of goodwill and ¥27 billion of intangible assets.

The acquisition of Mitsubishi UFJ NICOS Class 1 stock and the sale of Mitsubishi UFJ NICOS common stock were treated as one unit of account within the context of MUFG’s conversion of the Class 1 stock. The foregoing transactions were accounted for as: (i) a capital transaction representing an induced conversion by Norinchukin of Mitsubishi UFJ NICOS Class 1 stock for approximately 186.6 million shares of Mitsubishi UFJ NICOS common stock, and (ii) the sale by MUFG of approximately 57.4 million shares of Mitsubishi UFJ NICOS common stock, and (iii) the issuance of 69.5 million shares of MUFG common stock. As a result, MUFG recognized a credit to capital surplus of ¥71 billion and recognized ¥8 billion as a direct charge to retained earnings representing the effect of the inducement calculated based on the excess number of Mitsubishi UFJ NICOS common stock deemed received by Norinchukin (over the number of Mitsubishi UFJ NICOS common stock that it would have otherwise received had it converted Mitsubishi UFJ NICOS Class 1 stock under its contractual terms). In addition, gains on the sale of the 57.4 million shares of Mitsubishi UFJ NICOS common stock of ¥6 billion were recognized in the statements of operations. Furthermore, net loss available to common shareholders of Mitsubishi UFJ Financial Group was increased by ¥8 billion attributable to the effect of the induced conversion in the calculation of EPS.

All the MUFG common stock issued to effect the foregoing transactions were previously held as treasury stock. The difference between their carrying amounts and the amount at which the corresponding reissuance was measured was respectively recorded in capital surplus and unappropriated retained earnings.

kabu.com Securities Co., Ltd.

BTMU acquired approximately 20% ownership of kabu.com Securities Co., Ltd. (“kabu.com Securities”), a retail online securities company in Japan through tender offers, valuing the transaction at approximately ¥41 billion, resulting in increasing MUFG’s ownership to approximately 51% during the fiscal year ended March 31, 2008. The assets and liabilities acquired through purchases of the noncontrolling interest of kabu.com Securities were measured based on their fair value. The MUFG Group recorded approximately ¥78 billion of goodwill and approximately ¥10 billion of intangible assets. The purpose of the acquisition is to strengthen the retail online securities business and enhance the comprehensive Internet-based financial services the MUFG Group provides.

Mitsubishi UFJ Securities Co., Ltd.

On September 30, 2007, MUFG and MUS executed a share exchange. The share exchange ratio was set at 1.02 shares of MUFG common stock to one share of MUS common stock, valuing the transaction at approximately ¥370 billion. The share exchange ratio was calculated based on the MUFG’s stock after the stock split, which was effective on September 30, 2007. MUFG’s treasury stock was exchanged for the shares of MUS common stock and there was no issuance of new shares. Losses on the share exchange were charged to Capital surplus for the fiscal year ended March 31, 2008. As a result of the share exchange, MUS became a wholly owned subsidiary of MUFG. MUFG previously owned approximately 60% of MUS. The assets and liabilities acquired through the purchase of the noncontrolling interest of MUS were measured based on their fair value as of September 30, 2007. The MUFG Group initially recorded approximately ¥23 billion of goodwill and ¥98 billion of intangible assets. The purpose of making MUS a wholly-owned subsidiary is, among other factors, to seize the opportunities presented by the deregulation of the Japanese financial markets and further enhance cooperation between group companies.

UnionBanCal Corporation

BTMU acquired approximately 36% ownership of UNBC through cash tender offers, valuing the transaction at approximately ¥389 billion. The offer expired on September 26, 2008, with purchase of the shares being effective on October 1, 2008. After the offer, BTMU owned approximately 97 % of UNBC’s outstanding common stock and acquired the remaining common stock on November 4, 2008. As a result of the tender offers, followed by the second-step merger, UNBC became a wholly owned subsidiary of BTMU. BTMU previously owned approximately 64% of UNBC. The assets and liabilities acquired through the purchase of the noncontrolling interest of UNBC were measured based on their fair value as of October 1, 2008. The MUFG Group initially recorded approximately ¥175 billion of goodwill and ¥67 billion of intangible assets. The purpose of making UNBC a wholly-owned subsidiary is to achieve greater management flexibility and aim to further strengthen the MUFG Group’s presence in the United States.

INVESTMENT SECURITIES	12 Months Ended
Mar. 31, 2010
INVESTMENT SECURITIES

4.    INVESTMENT SECURITIES

The amortized costs, gross unrealized gains and losses and estimated fair values of investment securities available for sale and being held to maturity at March 31, 2009 and 2010 were as follows:

At March 31, 2009:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
	(in millions)
Securities available for sale:
Debt securities:
Japanese national government and Japanese government agency bonds	¥23,846,153	¥55,409	¥8,788	¥23,892,774
Japanese prefectural and municipal bonds	277,895	4,684	101	282,478
Foreign governments and official institutions bonds	185,561	5,247	177	190,631
Corporate bonds	3,791,045	86,310	8,327	3,869,028
Mortgage-backed securities	676,326	8,232	16,320	668,238
Other debt securities	576,298	5,151	54,292	527,157
Marketable equity securities	3,340,339	730,038	110,596	3,959,781

Total	¥32,693,617	¥895,071	¥198,601	¥33,390,087

Securities being held to maturity:
Debt securities:
Japanese national government and Japanese government agency bonds	¥1,352,213	¥19,032	¥1,593	¥1,369,652
Japanese prefectural and municipal bonds	51,961	753	—	52,714
Foreign governments and official institutions bonds	204,954	2,337	246	207,045
Corporate bonds	143,236	1,647	7	144,876
Other debt securities	1,059,989	11,208	19,038	1,052,159

Total	¥2,812,353	¥34,977	¥20,884	¥2,826,446

At March 31, 2010:	Amortized cost	Gross unrealized gains	Gross unrealized losses		Estimated fair value
	(in millions)
Securities available for sale:
Debt securities:
Japanese national government and Japanese government agency bonds	¥39,431,089	¥63,871	¥62,099		¥39,432,861
Japanese prefectural and municipal bonds	272,829	8,148	77		280,900
Foreign governments and official institutions bonds	1,340,750	8,882	4,406		1,345,226
Corporate bonds	3,394,320	88,762	8,434		3,474,648
Residential mortgage-backed securities	934,203	16,004	8,796		941,411
Commercial mortgage-backed securities	57,098	2	3,805		53,295
Asset-backed securities, excluding mortgage-backed securities	329,590	773	2,545		327,818
Other debt securities	1,037	—	—		1,037
Marketable equity securities	3,082,948	1,477,616	5,884		4,554,680

Total	¥48,843,864	¥1,664,058	¥96,046		¥50,411,876

Securities being held to maturity:
Debt securities:
Japanese national government and Japanese government agency bonds	¥1,076,900	¥17,250	¥—		¥1,094,150
Japanese prefectural and municipal bonds	42,348	585	—		42,933
Foreign governments and official institutions bonds	607,558	8,309	300		615,567
Corporate bonds	127,369	2,280	—		129,649
Asset-backed securities, excluding mortgage-backed securities	1,086,788	56,245	253	(1)	1,142,780
Other debt securities	2,838	4	—		2,842

Total	¥2,943,801	¥84,673	¥553		¥3,027,921

Note:

(1)	UNBC reclassified CLOs, which totaled ¥111,895 million at fair value, from securities available for sale to securities being held to maturity during the fiscal year ended March 31, 2010. As a result of the reclassification, the unrealized losses at the date of transfer remained in accumulated other changes in equity from nonowner sources in the accompanying consolidated balance sheets was ¥48,914 million before taxes at March 31, 2010 and not included in the table above.

In the second half of the fiscal year ended March 31, 2009, it was observed that there was a rare circumstance where the liquidity of certain foreign investment securities was significantly reduced due to the global financial market turmoil lasting for a substantial period of time, and resulted in difficulties selling these securities at prices that would be realized under normal market conditions. In light of this rare circumstance, the MUFG Group changed its intent to hold certain foreign investment securities until their maturities. According to this change of the intent, BTMU reclassified these investment securities, which consist of asset-backed securities, from the trading category to the securities being held to maturity category on January 30, 2009. These securities, which were classified as “Other debt securities” of the held to maturity category at March 31, 2009, are classified as “Asset-backed securities, excluding mortgage-backed securities” of the held to maturity category at March 31, 2010. The reclassification of these investment securities was made at fair value of ¥1,053,029 million on the date of reclassification. While these trading securities were measured at fair value with their unrealized holding gains and losses recognized in earnings, the reclassified securities being held to maturity are measured at amortized cost as of the balance sheet date. The carrying amounts of the reclassified investment securities were ¥1,056,339 million and ¥972,327 million at March 31, 2009 and 2010, respectively.

Investment securities other than securities available for sale or being held to maturity (i.e., nonmarketable equity securities presented in Other investment securities) were primarily carried at cost of ¥1,390,315 million and ¥1,655,812 million, at March 31, 2009 and 2010, respectively, because their fair values were not readily determinable. The MUFG Group periodically monitors the status of each investee including the credit ratings and changes in the MUFG Group’s share of net assets in the investees as compared with its shares at the time of investment, or utilizes commonly accepted valuation models for certain nonmarketable equity securities issued by public companies which are convertible to marketable common stock in the future, to determine if impairment losses exist. The impairment losses recognized on these nonmarketable securities were ¥43,451 million, ¥42,620 million and ¥24,751 million in the fiscal years ended March 31, 2008, 2009 and 2010, respectively.

The impairment of cost-method investments is not evaluated when valuation models are not applicable if there are no identified events or changes in circumstances that may have a significant adverse effect on the fair value of the investment. Accordingly, the MUFG Group did not estimate the fair value of such investments which had aggregated costs of ¥163,813 million and ¥532,419 million, at March 31, 2009 and 2010, respectively, since it was not practical. Investment securities held by certain subsidiaries subject to specialized industry accounting principles for investment companies and brokers and dealers presented in Other investment securities were carried at fair value of ¥43,809 million and ¥35,026 million at March 31, 2009 and 2010, respectively.

See Note 31 for the methodologies and assumptions used to estimate the fair values.

The amortized cost and estimated fair values of debt securities being held to maturity and the estimated fair values of debt securities available for sale at March 31, 2010 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities not due at a single maturity date and securities embedded with call or prepayment options, such as mortgage-backed securities, are included in the table below based on their original final maturities.

	Held-to-maturity		Available for sale
	Amortized cost	Estimated fair value	Estimated fair value
	(in millions)
Due in one year or less	¥341,996	¥344,909	¥16,191,114
Due from one year to five years	1,523,489	1,548,319	22,602,840
Due from five years to ten years	358,809	385,880	3,815,240
Due after ten years	719,507	748,813	3,248,002

Total	¥2,943,801	¥3,027,921	¥45,857,196

For the fiscal years ended March 31, 2008, 2009 and 2010, gross realized gains on sales of investment securities available for sale were ¥324,715 million, ¥224,507 million and ¥344,353 million, respectively, and gross realized losses on sales of investment securities available for sale were ¥239,635 million, ¥75,165 million and ¥47,117 million, respectively.

For the fiscal years ended March 31, 2008, 2009 and 2010, losses resulting from impairment of investment securities to reflect the decline in value considered to be other than temporary were ¥1,543,779 million, ¥858,874 million and ¥117,485 million, respectively, which were included in Investment securities gains (losses)—net in the consolidated statements of operations. The losses of ¥1,543,779 million for the fiscal year ended March 31, 2008 included losses of ¥1,169,069 million from debt securities available for sale mainly classified as Foreign governments and official institutions bonds and Mortgage-backed securities, and ¥331,259 million from marketable equity securities. The losses of ¥858,874 million for the fiscal year ended March 31, 2009 included losses of ¥155,489 million from debt securities available for sale mainly classified as Japanese national government bonds and corporate bonds, and ¥660,719 million from marketable equity securities. The losses of ¥117,485 million for the fiscal year ended March 31, 2010 primarily included losses of ¥29,822 million from debt securities available for sale mainly classified as corporate bonds and ¥62,912 million from marketable equity securities.

The following table shows the unrealized gross losses and estimated fair values of investment securities available for sale and being held to maturity at March 31, 2009 by length of time that individual securities in each category have been in a continuous loss position:

	Less than 12 months		12 months or more		Total
At March 31, 2009:	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Number of securities
	(in millions)
Securities available for sale:
Debt securities:
Japanese national government and Japanese government agency bonds	¥8,449,806	¥8,788	¥—	¥—	¥8,449,806	¥8,788	97
Japanese prefectural and municipal bonds	33,437	101	—	—	33,437	101	30
Foreign governments and official institutions bonds	7,860	176	152	1	8,012	177	19
Corporate bonds	667,722	8,327	—	—	667,722	8,327	5,178
Mortgage-backed securities	108,635	8,535	72,017	7,785	180,652	16,320	138
Other debt securities	29,804	1,077	98,703	53,215	128,507	54,292	228
Marketable equity securities	820,181	110,564	48	32	820,229	110,596	225

Total	¥10,117,445	¥137,568	¥170,920	¥61,033	¥10,288,365	¥198,601	5,915

Securities being held to maturity:
Debt securities:
Japanese national government and Japanese government agency bonds	¥2,524	¥81	¥23,244	¥1,512	¥25,768	¥1,593	5
Foreign governments and official institutions bonds	34,316	246	—	—	34,316	246	6
Corporate bonds	1,603	4	2,701	3	4,304	7	8
Other debt securities	670,774	19,038	—	—	670,774	19,038	75

Total	¥709,217	¥19,369	¥25,945	¥1,515	¥735,162	¥20,884	94

The following table shows the unrealized gross losses and estimated fair values of investment securities available for sale and being held to maturity at March 31, 2010 by length of time that individual securities in each category have been in a continuous loss position:

	Less than 12 months		12 months or more		Total
At March 31, 2010:	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Number of securities
	(in millions)
Securities available for sale:
Debt securities:
Japanese national government and Japanese government agency bonds	¥21,109,870	¥25,459	¥1,806,501	¥36,640	¥22,916,371	¥62,099	114
Japanese prefectural and municipal bonds	10,009	77	—	—	10,009	77	3
Foreign governments and official institutions bonds	822,500	4,404	138	2	822,638	4,406	122
Corporate bonds	431,826	4,709	292,544	3,725	724,370	8,434	5,314
Residential mortgage-backed securities	269,805	2,269	76,545	6,527	346,350	8,796	123
Commercial mortgage-backed securities	2,946	250	47,396	3,555	50,342	3,805	28
Asset-backed securities, excluding mortgage-backed securities	12,546	1,672	20,705	873	33,251	2,545	26
Marketable equity securities	96,997	5,711	1,554	173	98,551	5,884	119

Total	¥22,756,499	¥44,551	¥2,245,383	¥51,495	¥25,001,882	¥96,046	5,849

Securities being held to maturity:
Debt securities:
Foreign governments and official institutions bonds	¥85,069	¥300	¥—	¥—	¥85,069	¥300	9
Asset-backed securities, excluding mortgage-backed securities	9,571	20	138,402	233	147,973	253	226

Total	¥94,640	¥320	¥138,402	¥233	¥233,042	¥553	235

In April 2009, the FASB staff issued guidance, which amended the other-than-temporary impairment (“OTTI”) model for debt securities. Under the new guidance, OTTI losses must be recognized in earnings if an investor has the intent to sell the debt security, if it is more likely than not that the investor will be required to sell the debt security before recovery of its amortized cost basis, or if an investor does not expect to recover the entire amortized cost basis of the security. Any impairment on securities an investor intends to sell or is more likely than not required to sell is recognized in earnings for the entire difference between the amortized cost and its fair value. Any impairment on securities an investor does not intend to sell or it is not more likely than not that the investor will be required to sell before recovery is separated into an amount representing the credit loss, which is recognized in earnings, and an amount related to all other factors, which is recognized in other changes in equity from nonowner sources.

The following describes the nature of the MUFG Group’s investments and the conclusions reached on the temporary or other than temporary status of the unrealized losses.

Japanese and foreign governments, agency, or municipal bonds

As of March 31, 2010, the unrealized losses associated with Japanese and foreign governments and agency bonds are not expected to have any credit losses due to the guarantees provided by the governments or such unrealized losses are primarily driven by changes in interest rates, not due to credit losses. Therefore, the MUFG Group expects to recover the entire amortized cost basis of these securities and as such has not recorded any impairment losses in the accompanying consolidated statements of operations.

Residential and commercial mortgage-backed securities

As of March 31, 2010, the unrealized losses associated with federal agency residential mortgage-backed securities, which are issued by Government-Sponsored Enterprises (“GSE”) of the United States and collateralized by residential mortgage loans, are expected to be primarily driven by changes in interest rates and not due to credit losses. The unrealized losses associated with other non-agency residential and commercial mortgage-backed securities issued by financial institutions with no guarantee from GSEs are primarily rated investment grade, and with consideration of other factors, such as expected cash flow analysis, the MUFG Group expects to recover the entire amortized cost basis of these securities. As such, no impairment was recorded in the accompanying consolidated statements of operations.

Asset-backed securities, excluding mortgage-backed securities

As of March 31, 2010, the unrealized losses associated with asset-backed securities are primarily related to certain CLOs, which are structured finance products that securitize diversified pool of loan assets into multiple classes of notes from the cash flows generated by such loans, and pay the note holders through the receipt of interest and principal repayments from the underlying loans. Certain of these CLOs are highly illiquid securities for which fair values are difficult to obtain. Unrealized losses arise from widening credit spreads, credit quality of the underlying collateral, uncertainty regarding the valuation of such securities and the market’s opinion of the performance of the fund managers. Cash flow analysis of the underlying collateral provides an estimate of other-than-temporary impairment, which is performed when the fair value of a security is lower than its amortized cost. Any security with a change in credit rating is also subject to cash flow analysis to determine whether or not an other-than-temporary impairment exists. The fair value of the CLO portfolio was adversely impacted during the fiscal years ended March 31, 2009 and 2010 by the overall financial market crisis. The MUFG Group monitored performance of securities and performed expected cash flow analysis, which indicated no observable credit quality issues on such securities at March 31, 2010. As a result, no impairment was recorded in the accompanying consolidated statements of operations.

Corporate bonds

As of March 31, 2010, the unrealized losses associated with the corporate bonds are primarily related to private placement bonds issued by Japanese non-public companies. The credit loss component recognized in earnings is identified as the amount of principal cash flows not expected to be received over the remaining term of the bonds as estimated using the MUFG Group’s cash flow projections using its base assumptions. The key assumptions include probability of default based on credit rating of the bond issuers and loss given default.

The following table presents a roll-forward of the credit loss component recognized in earnings. The beginning balance represents the credit loss component for which OTTI occurred on debt securities in the periods prior to April 1, 2009. The additions represent the first time a debt security was credit impaired or when subsequent credit impairments have occurred. The credit loss component is reduced when the MUFG Group sells or the corporate bonds mature. Additionally, the credit loss component is reduced if the MUFG Group receives or expects to receive cash flows in excess of what the MUFG Group previously expected to receive over the remaining life of the credit-impaired debt securities.

Fiscal year ended March 31, 2010
(in millions)
Beginning balance as of April 1, 2009	¥40,556
Additions:
Initial credit impairments	24,587
Subsequent credit impairments	5,235
Reductions:
Realized losses for securities sold or matured	(33,787)

Ending balance as of March 31, 2010	¥36,591

The cumulative decline in fair value of the credit impaired corporate bonds held at March 31, 2010 was ¥29,228 million. Of which, the credit loss component recognized in earnings was ¥36,591 million, and the remaining related to all other factors recognized in accumulated other changes in equity from nonowner sources before taxes was ¥7,363 million at March 31, 2010.

Marketable equity securities

The MUFG Group has determined that unrealized losses on marketable equity securities are temporary based on its ability and positive intent to hold the investments for a period of time sufficient to allow for any anticipated recovery and the results of its review conducted to identify and evaluate investments that have indications of possible impairments. Impairment is evaluated considering various factors, and their relative significance varies from case to case. The MUFG Group’s review includes, but is not limited to, consideration of the following factors:

The length of time that fair value of the investment has been below cost—The MUFG Group generally deems a continued decline of fair value below cost for six months or more to be other than temporary.

The extent to which the fair value of investments has been below cost as of the end of the reporting period—The MUFG Group’s investment portfolio is exposed to volatile equity prices affected by many factors including investors’ perspectives as to future economic factors and the issuers’ performance. The MUFG Group generally deems the decline in fair value below cost of 20% or more as an indicator of an other than temporary decline in fair value.

The financial condition and near-term prospects of the issuer—The MUFG Group considers the financial condition and near-term prospects of the issuer primarily based on the credit standing of the issuers as determined by its credit rating system.

At March 31, 2010, unrealized losses on marketable equity securities which have been in a continuous loss position are considered temporary based on the evaluation as described above, and since the MUFG Group primarily makes these investments for strategic purposes to maintain long-term relationship with its customers.

LOANS	12 Months Ended
Mar. 31, 2010
LOANS

5.    LOANS

Loans at March 31, 2009 and 2010, by domicile and type of industry of borrowers are summarized below:

Classification of loans by industry is based on the industry segment loan classification as defined by the Bank of Japan.

	2009	2010
	(in millions)
Domestic:
Manufacturing	¥12,922,822	¥12,027,795
Construction	1,803,541	1,427,933
Real estate(1)	10,436,795	12,261,588
Services(1)	6,750,442	3,714,148
Wholesale and retail	9,760,805	8,597,192
Banks and other financial institutions(2)	4,836,047	4,159,603
Communication and information services	732,652	1,339,753
Other industries	9,515,861	9,393,031
Consumer	20,542,398	19,096,832

Total domestic	77,301,363	72,017,875

Foreign:
Governments and official institutions	351,134	490,376
Banks and other financial institutions(2)	2,687,004	2,970,470
Commercial and industrial	17,550,544	14,252,704
Other	2,510,521	2,554,209

Total foreign	23,099,203	20,267,759

Unearned income, unamortized premiums—net and deferred loan fees—net	(90,225)	(99,724)

Total(3)	¥100,310,341	¥92,185,910

Notes:

(1)	Since the classification by industry segment as defined by the Bank of Japan for regulatory reporting purposes was changed, loans to lease financing companies of ¥2,392,425 million were included in “Real estate” at March 31, 2010. At March 31, 2009, the related balances had been included in “Services.”
(2)	Loans to the so-called non-bank finance companies are generally included in the “Banks and other financial institutions” category.
Non-bank finance companies are primarily engaged in consumer lending, factoring and credit card businesses.
(3)	The above table includes loans held for sale of ¥119,596 million and ¥102,268 million at March 31, 2009 and 2010, respectively, which are carried at the lower of cost or estimated fair value.

Nonaccrual and restructured loans were ¥1,771,110 million and ¥1,981,201 million at March 31, 2009 and 2010, respectively. Had interest on these loans been accrued pursuant to the original terms, gross interest income on such loans for the fiscal years ended March 31, 2009 and 2010 would have been approximately ¥93.4 billion and ¥96.2 billion, respectively, of which approximately ¥47.5 billion and ¥38.8 billion, respectively, were included in interest income on loans in the accompanying consolidated statements of operations. Accruing loans contractually past due 90 days or more were ¥21,487 million and ¥26,418 million at March 31, 2009 and 2010, respectively.

The MUFG Group provided commitments to extend credit to customers with restructured loans. The amounts of such commitments were ¥40,001 million and ¥23,885 million at March 31, 2009 and 2010, respectively. See Note 24 for further discussion of commitments to extend credit.

Impaired Loans

The MUFG Group’s impaired loans primarily include nonaccrual loans and restructured loans. A summary of the recorded balances of impaired loans and related impairment allowance at March 31, 2009 and 2010 is shown below:

	2009		2010
	Recorded loan balance	Impairment allowance	Recorded loan balance	Impairment allowance
	(in millions)
Requiring an impairment allowance	¥1,168,477	¥618,560	¥1,465,040	¥770,262
Not requiring an impairment allowance(1)	407,755	—	360,812	—

Total(2)	¥1,576,232	¥618,560	¥1,825,852	¥770,262

Notes:

(1)	These loans do not require an allowance for credit losses under the guidance on accounting by creditors for impairment of a loan since the fair values of the impaired loans equal or exceed the recorded investments in the loans.
(2)	In addition to impaired loans presented in the above table, there were loans held for sale that were impaired of nil and ¥14,524 million at March 31, 2009 and 2010, respectively.

The average recorded investments in impaired loans were approximately ¥1,397 billion, ¥1,556 billion and ¥1,717 billion, respectively, for the fiscal years ended March 31, 2008, 2009 and 2010.

For the fiscal years ended March 31, 2008, 2009 and 2010, the MUFG Group recognized interest income of approximately ¥48.3 billion, ¥40.0 billion and ¥33.4 billion, respectively, on impaired loans. Interest income on nonaccrual loans was recognized on a cash basis when ultimate collectibility of principal was certain; otherwise, cash receipts were applied as principal reductions. Interest income on accruing impaired loans, including restructured loans, was recognized on an accrual basis to the extent that the collectibility of interest income was reasonably certain based on management’s assessment.

Loans Acquired in a Transfer

In accordance with the guidance on loans and debt securities acquired with deteriorated credit quality, the following table sets forth information primarily about loans of the UFJ Holdings Group acquired in connection with the merger, for which it is probable, at acquisition, that the MUFG Group will be unable to collect all contractually required payments receivable.

	2009	2010
	(in millions)
Loans acquired during the fiscal year:
Contractually required payments receivable at acquisitions	¥28,827	¥807
Cash flows expected to be collected at acquisitions	6,366	90
Fair value of loans at acquisition	6,366	90

Accretable yield for loans within the scope of the guidance on loans and debt securities acquired with deteriorated credit quality:
Balance at beginning of fiscal year	¥122,063	¥82,219
Additions	—	—
Accretion	(50,386)	(32,121)
Disposals	—	—
Reclassifications from nonaccretable difference	10,542	11,035
Deconsolidation of a subsidiary	—	(208)

Balance at end of fiscal year	¥82,219	¥60,925

Loans within the scope of the guidance on loans and debt securities acquired with deteriorated credit quality:
Outstanding balance at beginning of fiscal year	¥879,762	¥654,150
Outstanding balance at end of fiscal year	654,150	522,015
Carrying amount at beginning of fiscal year	287,322	248,511
Carrying amount at end of fiscal year	248,511	188,719

Nonaccruing loans within the scope of the guidance on loans and debt securities acquired with deteriorated credit quality:
Carrying amount at acquisition date during fiscal year	¥6,366	¥90
Carrying amount at end of fiscal year	73,260	53,459

Provisions within the scope of the guidance on loans and debt securities acquired with deteriorated credit quality:
Balance of allowance for loan losses at beginning of fiscal year	¥19,779	¥23,443
Additional provisions during fiscal year(1)	15,109	8,987
Reductions of allowance during fiscal year	6,960	4,047
Balance of allowance for loan losses at end of fiscal year	23,443	25,906

The MUFG Group considered prepayments in the determination of contractual cash flows and cash flows expected to be collected based on historical results.

Note:

(1)	Additional provisions during the fiscal year ended March 31, 2009 have been restated from ¥36,862 million to ¥15,109 million.

Lease Receivable

As part of its financing activities, the MUFG Group enters into leasing arrangements with customers. The MUFG Group’s leasing operations are performed through leasing subsidiaries and consist principally of direct financing leases involving various types of data processing equipment, office equipment and transportation equipment.

As of March 31, 2009 and 2010, the components of the investment in direct financing leases were as follows:

	2009	2010
	(in millions)
Minimum lease payment receivable	¥889,521	¥744,027
Estimated residual values of leased property	34,097	33,339
Less—unearned income	(68,493)	(61,398)

Net investment in direct financing leases	¥855,125	¥715,968

Future minimum lease payment receivables under noncancelable leasing agreements as of March 31, 2010 were as follows:

Direct financing leases
(in millions)
Fiscal year ending March 31:
2011	¥248,649
2012	198,061
2013	131,452
2014	80,850
2015	36,357
2016 and thereafter	48,658

Total minimum lease payment receivables	¥744,027

Government-led Loan Restructuring Program

Under the legislation enacted by the Japanese Diet in June 1996, which incorporates the restructuring program for the loans of seven failed housing-loan companies (the “Jusen”), the Deposit Insurance Corporation (“DIC”) established a Housing Loan Administration Corporation (“HLAC”) to collect and dispose of the loans of the liquidated Jusen. In 1999, HLAC merged with the Resolution and Collection Bank Limited to create the Resolution and Collection Corporation (“RCC”), which is wholly owned by the DIC.

Financial institutions, including the MUFG Group, waived the repayment of substantial amounts of the loans to the Jusen and transferred the remaining balances to HLAC. Financial institutions were requested to make loans to HLAC to finance its collection activities, and in the fiscal year ended March 31, 1997, the MUFG Group made loans of ¥407,078 million with an original maturity term of 15 years. The 15-year term loans to HLAC, which are guaranteed by the DIC under the legislation and the loan agreements, mature in 2011 and earn interest at TIBOR (Tokyo Interbank Offered Rate) plus 0.125%. On October 1, 2005, the MUFG Group acquired, at fair value, loans of the UFJ Holdings Group to HLAC in connection with the merger with UFJ Holdings. During the fiscal years ended March 31, 2009 and 2010, certain of these loans were repaid before maturity. At March 31, 2009 and 2010, outstanding loans to RCC were ¥193,628 million and ¥179,270 million, respectively.

Under this restructuring program, a Financial Stabilization Fund (the “Special Fund”) was established within the DIC, and the Bank of Japan and other financial institutions established another fund (the “New Fund”). These funds are principally invested in Japanese government bonds. The MUFG Group made non-interest-earning deposits of ¥176,089 million with the Special Fund and the New Fund in the fiscal year ended March 31, 1997. The deposit balances as of March 31, 2009 and 2010, which are included in Other assets, were ¥372,114 million and ¥378,119 million, respectively, reflecting a present value discount and subsequent accretion of the discount during the period until the expected maturity date. The non-interest-earning deposits with these funds are expected to mature in 15 years from the deposit dates, which coincides with the planned operational lifespan of RCC.

It is uncertain what losses (so-called “stage two loss”), if any, may ultimately be incurred by the RCC through the collection of the Jusen loans during the 15-year term. If any such losses ultimately occur, the Japanese government will be liable for half of such losses, and the investment income to be earned by the Special Fund during the 15 years is to be used to cover the remaining losses. The investment income to be earned by the New Fund during the 15 years is to be used to compensate for a portion of the public funds used for the Jusen restructuring.

At this time management believes all loans and deposits will be collectible according to their respective terms.

Sales of Loans

The MUFG Group originates various types of loans to corporate and individual customers in Japan and overseas in the normal course of its business. In order to improve its loan quality, BTMU and MUTB actively disposed of nonperforming loans. Most of such nonperforming loans were disposed of by sales to third parties without any continuing involvement. Management of BTMU and MUTB generally approves disposals after significant sales terms, including prices, are negotiated. As such, loans are disposed of by sales shortly after the loans are transferred to the held-for-sale classification. The net gains on the sales of loans were ¥14,771 million and ¥17,764 million for the fiscal years ended March 31, 2008 and 2010, respectively. The net losses on the sales of loans was ¥1,728 million for the fiscal year ended March 31, 2009.

Loan Securitization

The MUFG Group securitized loans without recourse of ¥68,090 million to the special purpose entity which was in form of trust accounting and which issued senior beneficial interests and subordinated beneficial interests in the fiscal year ended March 31, 2009. The MUFG Group had no significant securitization transactions accounted for as sales for the fiscal year ended March 31, 2010.

For the fiscal year ended March 31, 2009, the MUFG Group’s retained interests consisted of senior beneficial interests of ¥60,671 million which were recorded as investment securities. The subordinated beneficial interests of ¥7,419 million were sold and the gains or losses recognized were not material. The carrying amount of the investment securities was allocated between the senior beneficial interests and the subordinated beneficial interests based on their relative fair values at the date of the securitization. The senior beneficial interests are carried at their fair values and the unrealized holding gains and losses are excluded from earnings and reported as a net amount in a separate component of equity until realized. The fair value of the senior beneficial interests at March 31, 2010 was ¥38,227 million. The purpose of the special purpose entity is to hold and manage only loans without recourse. The MUFG Group provides servicing for beneficial interests in the securitized loans. However no servicing assets or liabilities were recorded as a result of this transaction since the MUFG Group received adequate compensation. The MUFG Group did not provide contractual or noncontractual financial support to the special purpose entity or subordinated beneficial interests holders. Also, there were no liquidity arrangements, guarantees or other commitments provided by third parties related to the transferred financial assets. At March 31, 2009 and 2010, key economic assumptions used in measuring the fair value of the senior beneficial interests were as follows:

	2009	2010
One month forward rate	0.21 - 1.15%	(0.20) - 0.90%
Credit spread	1.84 - 5.33%	3.11 - 7.89%

At March 31, 2009 and 2010, the sensitivities of the fair value to an immediate adverse change of 10 basis points (“bp”) and 20bp, and 10% and 20% were as follows:

	2009	2010
One month forward rate:
Impact of 10bp adverse change	99.72 - 99.85%	99.70 - 99.91%
Impact of 20bp adverse change	99.44 - 99.70%	99.42 - 99.84%
Credit spread:
Impact of 10% adverse change	98.99 - 99.53%	97.99 - 99.65%
Impact of 20% adverse change	97.97 - 99.07%	96.00 - 99.31%

The sensitivities are hypothetical. In this table, the effect of a variation in a particular assumption on the fair value of the senior beneficial interests was calculated without changing any other assumption; in reality, changes could be correlated and changes in one factor may result in changes in another, which might magnify or counteract the sensitivities.

The table below summarizes certain cash flows between the MUFG Group and the special purpose entity for the fiscal year ended March 31, 2010.

March 31, 2010
(in millions)
Cash flows from collections received on senior beneficial interests	19,799
Cash flows from dividends on senior beneficial interests	419
Servicing fees collected	3

There were no other loans that were managed with the securitized loans, and both the transferred assets and the retained assets had no delinquencies at the end of March 31, 2010. No credit losses had been incurred from those loans for the fiscal year ended March 31, 2010.

Related Party Loans

In some cases, the banking subsidiaries of MUFG make loans to related parties, including their directors and executive officers, in the course of their normal commercial banking business. At March 31, 2009 and 2010, outstanding loans to such related parties were not significant.

In the opinion of management, these related party loans were made on substantially the same terms, including interest rates and collateral requirements, as those terms prevailing at the date these loans were made. For the fiscal years ended March 31, 2008, 2009 and 2010, there were no loans to related parties that were charged-off. Additionally, at March 31, 2008, 2009, and 2010, there were no loans to related parties that were impaired.

ALLOWANCE FOR CREDIT LOSSES	12 Months Ended
Mar. 31, 2010
ALLOWANCE FOR CREDIT LOSSES

6.    ALLOWANCE FOR CREDIT LOSSES

Changes in the allowance for credit losses for the fiscal years ended March 31, 2008, 2009 and 2010 are shown below:

	2008	2009	2010
	(in millions)
Balance at beginning of fiscal year	¥1,112,453	¥1,134,940	¥1,156,638
Provision for credit losses	385,740	626,947	647,793
Charge-offs	386,484	603,298	520,772
Less—Recoveries	30,592	26,446	52,372

Net charge-offs	355,892	576,852	468,400
Others(1)	(7,361)	(28,397)	(20,416)

Balance at end of fiscal year	¥1,134,940	¥1,156,638	¥1,315,615

Note:

(1)	Others principally include losses (gains) from foreign exchange translation. In addition, for the fiscal year ended March 31, 2010, others include adjustments related to restructuring of business operations.

As explained in Note 5, nonperforming loans were actively disposed of by sales during recent years. The allocated allowance for credit losses for such loans was removed from the allowance for credit losses and transferred to the valuation allowance for loans held for sale upon a decision to sell. Net charge-offs in the above table include the decrease in the allowance for credit losses due to loan disposal activity amounting to ¥5.9 billion, ¥13.2 billion and ¥6.8 billion for the fiscal years ended March 31, 2008, 2009 and 2010, respectively.

PREMISES AND EQUIPMENT	12 Months Ended
Mar. 31, 2010
PREMISES AND EQUIPMENT

7.    PREMISES AND EQUIPMENT

Premises and equipment at March 31, 2009 and 2010 consisted of the following:

	2009	2010
	(in millions)
Land	¥413,257	¥399,893
Buildings(1)	673,011	680,085
Equipment and furniture	653,211	681,886
Leasehold improvements(1)	250,284	235,807
Construction in progress	16,290	17,206

Total	2,006,053	2,014,877
Less accumulated depreciation	962,637	1,019,710

Premises and equipment-net	¥1,043,416	¥995,167

Note:

(1)	The balances of Buildings and Leasehold improvements at March 31, 2009 have been restated as follows:

	As previously reported	As restated
	(in millions)
Buildings	566,310	673,011
Leasehold improvements	356,985	250,284

Premises and equipment include capitalized leases, principally related to data processing equipment, which amounted to ¥113,188 million and ¥92,175 million at March 31, 2009 and 2010, respectively. Accumulated depreciation on such capitalized leases at March 31, 2009 and 2010 amounted to ¥77,777 million and ¥70,284 million, respectively.

BTMU has entered into sales agreements to sell its buildings and land and, under separate agreements, leased those properties back for its business operations, including bank branches. BTMU either provided nonrecourse financings to the buyers for the sales proceeds or invested in the equities of the buyers. As a result, BTMU was considered to have continuing involvement with the properties. For accounting and reporting purposes, these transactions were accounted for under the financing method with the sales proceeds recognized as a financing obligation. The properties were reported on the consolidated balance sheets and depreciated. The financing obligation at March 31, 2009 and 2010 were ¥56,053 million and ¥52,189 million, respectively.

For the fiscal years ended March 31, 2008, 2009 and 2010, the MUFG Group recognized ¥4,732 million, ¥7,480 million and ¥9,198 million, respectively, of impairment losses for long-lived assets, primarily real estate which was either formerly used for its banking operations and is no longer used or real estate that is being used where recovery of the carrying amount is doubtful. In addition, ¥60 million, ¥2,955 million and ¥1,350 million of impairment losses were recognized for real estate held for sale for the fiscal years ended March 31, 2008, 2009 and 2010, respectively. These losses are included in Other non-interest expenses. In computing the amount of impairment losses, fair value was determined primarily based on market prices, if available, or the estimated price based on an appraisal.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Mar. 31, 2010
GOODWILL AND OTHER INTANGIBLE ASSETS

8.    GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

The table below presents the changes in the carrying amount of goodwill by business segment during the fiscal years ended March 31, 2009 and 2010:

	Integrated Retail Banking Business Group	Integrated Corporate Banking Business Group					Integrated Trust Assets Business Group	Global Markets	Total
		Domestic	Overseas			Total
(in millions)			Other than UNBC	UNBC	Overseas Total
Balance at March 31, 2008:
Goodwill	¥814,655	¥883,567	¥152,203	¥93,138	¥245,341	¥1,128,908	¥22,527	¥2,300	¥1,968,390
Accumulated impairment losses	(10,154)	(883,567)	(532)	—	(532)	(884,099)	—	—	(894,253)

	¥804,501	¥—	¥151,671	¥93,138	¥244,809	¥244,809	¥22,527	¥2,300	¥1,074,137

Goodwill acquired during the fiscal year(2)	25,860	1,713	—	175,262	175,262	176,975	—	—	202,835
Impairment loss	(829,901)	(1,206)	—	—	—	(1,206)	(14,735)	—	(845,842)
Reduction due to elimination of valuation allowance for deferred tax assets	(103)	—	—	—	—	—	—	—	(103)
Reduction due to sales of subsidiaries	—	—	—	(9,666)	(9,666)	(9,666)	—	—	(9,666)
Foreign currency translation adjustments and other	(357)	(46)	—	(41,532)	(41,532)	(41,578)	—	—	(41,935)

Balance at March 31, 2009:
Goodwill	840,055	885,234	152,203	217,202	369,405	1,254,639	22,527	2,300	2,119,521
Accumulated impairment losses	(840,055)	(884,773)	(532)	—	(532)	(885,305)	(14,735)	—	(1,740,095)

	¥—	¥461	¥151,671	¥217,202	¥368,873	¥369,334	¥7,792	¥2,300	¥379,426

Impairment loss	—	(461)	—	—	—	(461)	—	—	(461)
Foreign currency translation adjustments and other	—	—	—	2,533	2,533	2,533	—	—	2,533

Balance at March 31, 2010:
Goodwill	840,055	885,234	152,203	219,735	371,938	1,257,172	22,527	2,300	2,122,054
Accumulated impairment losses	(840,055)	(885,234)	(532)	—	(532)	(885,766)	(14,735)	—	(1,740,556)

	¥—	¥—	¥151,671	¥219,735	¥371,406	¥371,406	¥7,792	¥2,300	¥381,498

Notes:

(1)	See Note 29 for the business segment information of the MUFG Group.
(2)	See Note 3 for the goodwill acquired in connection with various acquisitions.

Goodwill impairment losses of ¥893,721 million, ¥845,842 million and ¥461 million were recognized for the fiscal years ended March 31, 2008, 2009 and 2010, respectively. Reporting units for which impairment losses were recognized are as follows:

Business Segment	Reporting Unit	Impairment loss
		2008	2009	2010
		(in millions)
Integrated Retail Banking Business Group	MUS-Retail	¥10,154	¥—	¥—
Integrated Retail Banking Business Group	BTMU-Retail	—	636,322	—
Integrated Retail Banking Business Group	Mitsubishi UFJ NICOS-Retail	—	193,579	—
Integrated Corporate Banking Business Group—Domestic	BTMU-Corporate	828,786	—	461
Integrated Corporate Banking Business Group—Domestic	MUTB-Real Estate	14,950	—	—
Integrated Corporate Banking Business Group—Domestic	MUS-Corporate	39,831	1,206	—
Integrated Trust Assets Business Group	MUTB-Trust	—	14,735	—

		¥893,721	¥845,842	¥461

For the fiscal year ended March 31, 2008, the MUFG group recognized ¥893,721 million as an impairment of goodwill, mainly due to the global financial market instability. MUFG’s stock price declined from ¥1,330 at March 31, 2007 to ¥860 at March 31, 2008. It led to a decrease in market capitalization and negatively affected the fair value of reporting units for the purpose of periodical goodwill impairment testing. As a result, goodwill relating to the MUS-Retail, BTMU-Corporate, MUTB-Real Estate and MUS-Corporate reporting units was impaired.

For the fiscal year ended March 31, 2009, MUFG’s stock price decreased to ¥476 and its market capitalization continuously diminished. The continuing financial crisis weakened our financial forecast, which resulted in further negative impacts to the fair value of our reporting units. As a result of the readjustment of future projections performed by management, the fair value of most reporting units, which is based on discounted cash flows, fell below their carrying amount. Based on these situations, the MUFG group recognized ¥845,842 million as an impairment of goodwill relating to the BTMU-Retail, Mitsubishi UFJ NICOS-Retail, MUS-Corporate and MUTB-Trust reporting units.

The fair value of those reporting units was estimated using the present value of expected future cash flows.

Other Intangible Assets

The table below presents the gross carrying amount, accumulated amortization and net carrying amount, in total and by major class of intangible assets at March 31, 2009 and 2010:

	2009			2010
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
	(in millions)
Intangible assets subject to amortization:
Software	¥1,119,020	¥583,143	¥535,877	¥1,263,031	¥707,888	¥555,143
Core deposit intangibles	637,568	265,402	372,166	638,290	329,163	309,127
Customer relationships	208,061	85,533	122,528	208,118	100,419	107,699
Trade names	62,740	8,007	54,733	60,058	8,616	51,442
Other	6,428	2,782	3,646	4,006	2,282	1,724

Total	¥2,033,817	¥944,867	1,088,950	¥2,173,503	¥1,148,368	1,025,135

Intangible assets not subject to amortization:
Indefinite-lived customer relationships			64,162			61,491
Indefinite-lived trade names			4,459			4,459
Other			34,370			25,032

Total			102,991			90,982

Total			¥1,191,941			¥1,116,117

Intangible assets subject to amortization acquired during the fiscal year ended March 31, 2009 amounted to ¥263,129 million, which primarily consisted of ¥157,291 million of software, ¥50,138 million of core deposit intangibles and ¥44,153 million of customer relationships. The weighted average amortization periods for these assets are 6 years, 5 years and 16 years, respectively. There is no significant residual value estimated for these assets. Intangible assets not subject to amortization acquired during the fiscal year ended March 31, 2009 amounted to ¥24,577 million.

Intangible assets subject to amortization acquired during the fiscal year ended March 31, 2010 amounted to ¥168,722 million, which primarily consisted of ¥168,423 million of software. The weighted average amortization periods for these assets are 5 years. There is no significant residual value estimated for these assets. Intangible assets not subject to amortization acquired during the fiscal year ended March 31, 2010 amounted to ¥1,667 million.

For the fiscal years ended March 31, 2008, 2009 and 2010, the MUFG Group recognized ¥78,679 million, ¥126,885 million and ¥12,400 million, respectively, of impairment losses for intangible assets whose carrying amount exceeded their fair value. In computing the amount of impairment losses, fair value was determined primarily based on the present value of expected future cash flows, if available, the estimated value based on appraisals, or market prices.

The impairment loss for the fiscal year ended March 31, 2008 included a loss of ¥77,107 million relating to customer relationships in the Integrated Retail Banking Business Group and Integrated Corporate Banking Business Group—Domestic, which were subject to amortization. These intangible assets were valued based on the present value of expected future cash flows. Estimated future cash flows were revised downwards due to the global financial market instability. Accordingly, the MUFG Group reevaluated these intangible assets and recognized impairment losses.

The impairment loss for the fiscal year ended March 31, 2009 included losses of ¥83,088 million and ¥36,672 million relating to customer relationships in the Integrated Retail Banking Business Group and Integrated Trust Assets Business Group, which were subject to and not subject to amortization, respectively. These intangible assets were valued based on the present value of expected future cash flows. Estimated future cash flows were revised downwards due to the global financial market instability. Accordingly, the MUFG Group reevaluated these intangible assets and recognized impairment losses.

The impairment loss for the fiscal year ended March 31, 2010 included a loss of ¥9,239 million relating to the contractual rights on business alliance, which was reported under the Integrated Retail Banking Business Group. The intangible asset was not subject to amortization and was aggregated in Other intangible assets. The fair value of the intangible asset was calculated based on the present value of expected future cash flows. Estimated future cash flows were revised downwards due to a change in the business environment within our credit card business. Accordingly, the MUFG Group reevaluated the intangible asset and recognized an impairment loss.

The estimated aggregate amortization expense for intangible assets for the next five fiscal years is as follows:

(in millions)
Fiscal year ending March 31:
2011	¥220,047
2012	188,936
2013	155,484
2014	112,051
2015	78,079

INCOME TAXES	12 Months Ended
Mar. 31, 2010
INCOME TAXES

9.    INCOME TAXES

The detail of current and deferred income tax expense (benefit) for the fiscal years ended March 31, 2008, 2009 and 2010 were as follows:

	2008(1)	2009(1)	2010
	(in millions)
Current:
Domestic	¥41,437	¥27,180	¥36,993
Foreign	65,355	114,259	53,659

Total	106,792	141,439	90,652

Deferred:
Domestic	470,859	(293,849)	297,989
Foreign	(24,606)	(107,518)	18,399

Total	446,253	(401,367)	316,388

Income tax expense (benefit) from continuing operations	553,045	(259,928)	407,040
Income tax benefit from discontinued operations	(69)	—	—
Income tax expense (benefit) reported in equity relating to:
Investment securities(1)	(918,229)	(585,322)	350,507
Derivatives qualifying for cash flow hedges(1)	2,890	2,725	(3,295)
Pension liability adjustments(1)	(34,286)	(288,856)	157,720
Foreign currency translation adjustments(1)	(31,665)	(15,004)	2,594

Total(1)	(981,290)	(886,457)	507,526

Total(1)	¥(428,314)	¥(1,146,385)	¥914,566

Note:

(1)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note 1 “Noncontrolling Interests” under “Accounting Changes” section for the detail. As a result, income tax expense (benefit) reported in equity and total income tax benefit for the fiscal years ended March 31, 2008 and 2009 were reclassified.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 40.6% for the fiscal years ended March 31, 2008, 2009 and 2010. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rate reflected in the accompanying consolidated statements of operations to the combined normal effective statutory tax rate for the fiscal years ended March 31, 2008, 2009 and 2010 are as follows:

	2008(1)	2009(1)	2010
Combined normal effective statutory tax rate	40.6%	40.6%	40.6%
Nondeductible expenses	5.9	(0.2)	0.2
Dividends from foreign subsidiaries	24.3	(0.3)	0.0
Foreign tax credit and payments	2.4	(0.7)	0.7
Lower tax rates applicable to income of subsidiaries	(18.9)	0.0	(0.7)
Change in valuation allowance	334.3	(2.3)	(5.8)
Realization of previously unrecognized tax effects of subsidiaries	(1.2)	(1.7)	(0.9)
Nontaxable dividends received	(36.3)	0.4	(0.1)
Impairment of goodwill	701.2	(19.5)	0.0
Undistributed earnings of subsidiaries	8.7	(1.5)	(1.6)
Tax and interest expense for uncertainty in income taxes	2.0	(1.0)	0.6
Other—net	5.6	0.9	(1.3)

Effective income tax rate	1068.6%	14.7%	31.7%

Note:

(1)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note 1 “Noncontrolling Interests” under “Accounting Changes” section for the detail. As a result, a reconciliation of the effective income tax rate for the fiscal years ended March 31, 2008 and 2009 were adjusted.

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2009 and 2010 were as follows:

	2009	2010
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥798,020	¥902,282
Operating loss carryforwards	775,298	518,948
Loans	22,637	12,746
Accrued liabilities and other	394,606	397,255
Premises and equipment, including sale-and-leaseback transactions	124,582	128,158
Derivative financial instruments	44,868	28,861
Investment securities (including trading account assets at fair value under fair value option)	809,996	82,470
Accrued severance indemnities and pension plans	269,799	100,804
Valuation allowance(1)	(729,874)	(641,619)

Total deferred tax assets	2,509,932	1,529,905

Deferred tax liabilities:
Intangible assets	247,003	212,845
Lease transactions	50,965	50,611
Other	76,972	55,055

Total deferred tax liabilities	374,940	318,511

Net deferred tax assets	¥2,134,992	¥1,211,394

Note:

(1)	At March 31, 2009, ¥329 billion of the valuation allowance related to gross deferred tax assets was attributable to the merger with UFJ Holdings and to the acquisition of noncontrolling interests of Mitsubishi UFJ NICOS and MUS. For the fiscal year ended March 31, 2009, the tax benefit of less than ¥1 billion, attributed to the merger or the acquisition was recognized by eliminating the valuation allowance and was applied to reduce goodwill.

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The amount of the valuation allowance is determined based on a review of future taxable income (exclusive of reversing temporary differences and carryforwards) and future reversals of existing taxable temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors. For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2009 and 2010 to the extent that it is more likely than not that they will not be realized.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2010, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥26,179 million. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Operating Loss and Tax Credit Carryforwards

At March 31, 2010, the MUFG Group had operating loss carryforwards of ¥1,175,452 million and tax credit carryforwards of ¥5,976 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2011	¥96,799	¥—
2012	697,417	—
2013	205,803	—
2014	28,096	—
2015	47,801	—
2016	52,801	—
2017 and thereafter	30,420	5,158
No definite expiration date	16,315	818

Total	¥1,175,452	¥5,976

Uncertainty in Income Tax

The MUFG Group adopted new guidance on accounting for uncertainty in income taxes on April 1, 2007. The following is a roll-forward of the MUFG Group’s unrecognized tax benefits based on this guidance for the fiscal years ended March 31, 2008, 2009 and 2010:

	2008	2009	2010
	(in millions)
Balance at beginning of fiscal year	¥34,969	¥44,764	¥72,857
Gross amount of increases for current year’s tax positions	14,764	23,960	2,771
Gross amount of increases for prior years’ tax positions	4,202	15,104	15,208
Gross amount of decreases for prior years’ tax positions	(3,861)	(5,459)	(5,506)
Net amount of changes relating to settlements with tax authorities	179	447	(6,695)
Decreases due to lapse of applicable statutes of limitations	(1,291)	(14)	(1,281)
Foreign exchange translation	(4,198)	(5,945)	(1,875)

Balance at end of fiscal year	¥44,764	¥72,857	¥75,479

The total amount of unrecognized tax benefits at March 31, 2008, 2009 and 2010 that, if recognized, would affect the effective tax rate are ¥11,013 million, ¥25,471 million and ¥27,192 million, respectively. The remainder of the uncertain tax positions has offsetting amounts in other jurisdictions or is a temporary difference.

The MUFG Group classifies accrued interest and penalties, if applicable, related to income taxes as Income tax expenses. Interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the consolidated financial statements for the fiscal years ended March 31, 2008, 2009 and 2010:

	2008	2009	2010
	(in millions)
Balance at beginning of fiscal year	¥3,540	¥4,047	¥5,842
Total interest and penalties in the consolidated statements of operations	1,532	2,588	4,490
Total cash settlements and foreign exchange translation	(1,025)	(793)	(3,059)

Balance at end of fiscal year	¥4,047	¥5,842	¥7,273

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2010
United States—Federal	2003 and forward
United States—California	2004 and forward
United States—New York	2001 and forward
United States—New York City	2000 and forward

The MUFG Group does not anticipate any significant increases or decreases to unrecognized tax benefits within the next 12 months. However, the MUFG Group is under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. Therefore, the MUFG Group’s estimate of unrecognized tax benefits is subject to change based on new developments and information.

Income (Loss) from Continuing Operations before Income Tax Expense (Benefit)

Income (loss) from continuing operations before income tax expense (benefit) by jurisdiction for the fiscal years ended March 31, 2008, 2009 and 2010 was as follows:

	2008(1)	2009(1)	2010
	(in millions)
Domestic income (loss)	¥(128,501)	¥(1,776,405)	¥870,192
Foreign income	180,256	12,178	411,924

Total	¥51,755	¥(1,764,227)	¥1,282,116

Note:

(1)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note1 “Noncontrolling Interests” under “Accounting Changes” section for the detail. As a result, income (loss) from continuing operations before income tax expense (benefit) for the fiscal years ended March 31, 2008 and 2009 was reclassified.

PLEDGED ASSETS AND COLLATERAL	12 Months Ended
Mar. 31, 2010
PLEDGED ASSETS AND COLLATERAL

10.    PLEDGED ASSETS AND COLLATERAL

Pledged Assets

At March 31, 2010, assets mortgaged, pledged, or otherwise subject to lien were as follows:

(in millions)
Trading account securities	¥9,190,298
Investment securities	6,750,923
Loans	4,257,115
Other	59,165

Total	¥20,257,501

The above pledged assets were classified by type of liabilities to which they related as follows:

(in millions)
Deposits	¥481,007
Call money and funds purchased	545,127
Payables under repurchase agreements and securities lending transactions	12,449,725
Other short-term borrowings and long-term debt	6,744,977
Other	36,665

Total	¥20,257,501

In addition, at March 31, 2010, certain investment securities, principally Japanese national government and Japanese government agency bonds and loans, and other assets aggregating ¥16,033,900 million were pledged as collateral for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Tokyo Bankers Association, for derivative transactions and for certain other purposes.

The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, that do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents, the carrying amount of these transactions with the carrying amount of the associated liabilities included in other short-term borrowings and long-term debt.

Under Japanese law, Japanese banks are required to maintain certain reserves on deposit with the Bank of Japan based on the amount of deposit balances and certain other factors. There are similar reserve deposit requirements for foreign offices engaged in banking businesses in foreign countries. At March 31, 2009 and 2010, the reserve funds maintained by the MUFG Group, which are included in Cash and due from banks and Interest-earning deposits in other banks, were ¥2,015,698 million and ¥2,041,048 million, respectively. Average reserves during the fiscal years ended March 31, 2009 and 2010 were ¥1,682,655 million and ¥1,961,783 million, respectively.

Collateral

The MUFG Group accepts and provides financial assets as collateral for transactions, principally commercial loans, repurchase agreements and securities lending transactions, call money, and derivatives. Financial assets eligible for such collateral include, among others, marketable equity securities, trade and notes receivable and certificates of deposit.

Secured parties, including creditors and counterparties to certain transactions with the MUFG Group, may sell or repledge financial assets provided as collateral. Certain contracts, however, may not be specific about the secured party’s right to sell or repledge collateral under the applicable statutes and, therefore, whether or not the secured party is permitted to sell or repledge collateral would differ depending on the interpretations of specific provisions of the existing statutes, contract or certain market practices. If the MUFG Group determines, based on available information, that a financial asset provided as collateral might not be sold or repledged by the secured parties, such collateral is not separately reported in the consolidated balance sheets. If a secured party is permitted to sell or repledge financial assets provided as collateral by contract or custom under the existing statutes, the MUFG Group reports such pledged financial assets separately on the face of the consolidated balance sheets. At March 31, 2010, the MUFG Group pledged ¥19,370 billion of assets that may not be sold or repledged by the secured parties.

Certain banking subsidiaries accept collateral for commercial loans and certain banking transactions under a standardized agreement with customers, which provides that these banking subsidiaries may require the customers to provide collateral or guarantees with respect to the loans and other banking transactions. Financial assets pledged as collateral are generally negotiable and transferable instruments, and such negotiability and transferability is authorized by applicable legislation. In principle, Japanese legislation permits these banking subsidiaries to repledge financial assets accepted as collateral unless otherwise prohibited by contract or relevant statutes. Nevertheless, the MUFG Group did not sell or repledge nor does it plan to sell or repledge such collateral accepted in connection with commercial loans before a debtor’s default or other credit events specified in the agreements as it is not customary within the banking industry in Japan to dispose of collateral before a debtor’s default and other specified credit events. Derivative agreements commonly used in the marketplace do not prohibit a secured party’s disposition of financial assets received as collateral, and in resale agreements and securities borrowing transactions, securities accepted as collateral may be sold or repledged by the secured parties. At March 31, 2009 and 2010, the fair value of the collateral accepted by the MUFG Group that is permitted to be sold or repledged was approximately ¥21,632 billion and ¥19,093 billion, respectively, of which approximately ¥6,730 billion and ¥6,983 billion, respectively, was sold or repledged. The amount includes the collateral that may be repledged under the current Japanese legislation but the MUFG Group does not dispose of before the counterparties’ default in accordance with the customary practice within the Japanese banking industry.

At March 31, 2009 and 2010, the cash collateral paid for derivative transactions, which is included in other assets, were ¥625,931 million and ¥634,299 million, respectively and the cash collateral received for derivative transactions, which is included in other liabilities, were ¥389,238 million and ¥260,233 million, respectively.

DEPOSITS	12 Months Ended
Mar. 31, 2010
DEPOSITS

11.    DEPOSITS

The balances of time deposits, including certificates of deposit (“CDs”), issued in amounts of ¥10 million (approximately US $107 thousand at the Federal Reserve Bank of New York’s noon buying rate on March 31, 2010) or more with respect to domestic deposits and issued in amounts of US $100,000 or more with respect to foreign deposits were ¥27,257,532 million and ¥11,546,556 million, respectively, at March 31, 2009, and ¥27,253,035 million and ¥14,411,085 million, respectively, at March 31, 2010.

The maturity information at March 31, 2010 for domestic and foreign time deposits, including CDs, is summarized as follows:

	Domestic	Foreign
	(in millions)
Due in one year or less	¥36,868,570	¥14,171,222
Due after one year through two years	5,503,162	163,568
Due after two years through three years	3,041,640	44,745
Due after three years through four years	667,648	67,549
Due after four years through five years	661,462	14,580
Due after five years	154,558	6,756

Total	¥46,897,040	¥14,468,420

CALL LOANS AND FUNDS SOLD, AND CALL MONEY AND FUNDS PURCHASED	12 Months Ended
Mar. 31, 2010
CALL LOANS AND FUNDS SOLD, AND CALL MONEY AND FUNDS PURCHASED

12.    CALL LOANS AND FUNDS SOLD, AND CALL MONEY AND FUNDS PURCHASED

A summary of funds transactions for the fiscal years ended March 31, 2008, 2009 and 2010 is as follows:

	2008	2009	2010
	(in millions, except percentages and days)
Average balance during the fiscal year:
Call money and funds purchased	¥3,426,605	¥3,051,725	¥2,349,445
Call loans and funds sold	990,473	1,080,630	651,778

Net funds purchased position	¥2,436,132	¥1,971,095	¥1,697,667

Call money and funds purchased:
Outstanding at end of fiscal year:
Amount	¥2,288,720	¥2,235,858	¥1,883,824
Principal range of maturities	1 day to 30 days	1 day to 30 days	1 day to 30 days
Weighted average interest rate	1.71%	0.33%	0.28%
Maximum balance at any month-end during the fiscal year	¥4,081,646	¥4,133,609	¥2,611,306
Weighted average interest rate paid during the fiscal year	1.32%	0.82%	0.24%

Average balances are generally based on a daily average while a month-end average is used for certain average balances when it is not practicable to obtain applicable daily averages.

DUE TO TRUST ACCOUNT	12 Months Ended
Mar. 31, 2010
DUE TO TRUST ACCOUNT

13.    DUE TO TRUST ACCOUNT

MUTB holds assets on behalf of its customers in an agent, fiduciary or trust capacity. Such trust account assets are not the MUFG Group’s proprietary assets and are managed and accounted for separately.

However, excess cash funds of individual trust accounts are often placed with MUTB which manages the funds together with its own funds in its proprietary account. Due to trust account reflects a temporary placement of the excess funds from individual trust accounts and, in view of the MUFG Group’s funding, due to trust account is similar to short-term funding, including demand deposits and other overnight funds purchased. The balance changes in response to the day-to-day changes in the excess funds placed by the trust accounts. A summary of due to trust account transactions for the fiscal years ended March 31, 2008, 2009 and 2010 is as follows:

	2008	2009	2010
	(in millions, except percentages)
Average balance outstanding during the fiscal year	¥1,653,717	¥1,479,736	¥1,683,607
Maximum balance at any month-end during the fiscal year	2,171,467	1,796,846	1,795,280
Weighted average interest rate during the fiscal year	0.48%	0.46%	0.36%

SHORT-TERM BORROWINGS AND LONG-TERM DEBT	12 Months Ended
Mar. 31, 2010
SHORT-TERM BORROWINGS AND LONG-TERM DEBT

14.    SHORT-TERM BORROWINGS AND LONG-TERM DEBT

At March 31, 2009 and 2010, the MUFG Group had unused lines of credit for short-term financing amounting to ¥13,242,174 million and ¥9,802,803 million, respectively. The amounts principally consist of the lines of collateralized intraday overdrafts without interest charges and collateralized overnight loans on bills at the official discount rate granted by the Bank of Japan, which are used to cover shortages in the Bank of Japan account and to meet liquidity needs. The MUFG Group may borrow from the Bank of Japan on demand up to the total amount of collateral eligible for credit extension.

Other short-term borrowings at March 31, 2009 and 2010 were comprised of the following:

	2009	2010
	(in millions, except percentages)
Domestic offices:
Commercial paper	¥1,228,573	¥1,208,690
Borrowings from the Bank of Japan	3,473,323	2,861,400
Borrowings from other financial institutions	357,150	209,030
Other	122,578	73,560

Total domestic offices	5,181,624	4,352,680

Foreign offices:
Commercial paper	1,141,938	907,641
Borrowings from other financial institutions	1,518,991	819,633
Other	24,845	17,416

Total foreign offices	2,685,774	1,744,690

Total	7,867,398	6,097,370
Less unamortized discount	20	34

Other short-term borrowings—net	¥7,867,378	¥6,097,336

Weighted average interest rate on outstanding balance at end of fiscal year	0.85%	0.27%

Long-term debt (with original maturities of more than one year) at March 31, 2009 and 2010 was comprised of the following:

	2009	2010
	(in millions)
MUFG:
Obligations under capital leases	¥51	¥45
Unsubordinated debt(1):
Fixed rate bonds, payable in Japanese yen, due 2010-2011, principally 0.59%-1.21%	330,000	230,000
Subordinated debt(1):
Adjustable rate bonds, payable in Japanese yen, no stated maturity, principally 3.92%-4.42%	—	380,500
Adjustable rate borrowings, payable in Japanese yen, no stated maturity, principally 2.42%-4.78%	2,500	2,500
Adjustable rate borrowings, payable in US dollars, no stated maturity, principally 6.25%	491	465
Adjustable rate borrowings, payable in Euro, no stated maturity, principally 4.75%-5.17%	1,298	1,251
Adjustable rate borrowings, payable in other currencies excluding Japanese yen, US dollars, Euro, no stated maturity, principally 6.20%(2)	421	421
Floating rate borrowings, payable in Japanese yen, no stated maturity, principally 3.17%-3.58%	16,210	16,208

Total	350,971	631,390

BTMU:
Obligations under capital leases	¥41,158	¥27,888
Obligation under sale-and-leaseback transactions	56,053	52,189
Unsubordinated debt(1):
Fixed rate bonds, payable in Japanese yen, due 2010 - 2027, principally 0.40% - 2.69%	1,495,272	1,626,600
Fixed rate bonds, payable in US dollars, due 2012 - 2015, principally 2.51% - 3.85%	—	219,574
Fixed rate bonds, payable in other currencies excluding Japanese yen, US dollars, due 2012, principally 5.40%(2)	—	17,056
Fixed rate borrowings, payable in Japanese yen, due 2010 - 2023, principally 0.25% - 3.45%	30,824	18,327
Fixed rate borrowings, payable in US dollars, due 2018, principally 7.49%	2,260	586
Fixed rate borrowings, payable in other currencies excluding Japanese yen, US dollars, due 2010 - 2013, principally 1.15% - 5.65%(2)	3,781	4,687
Adjustable rate bonds, payable in Japanese yen, due 2014, principally 1.88%	20,000	20,000
Floating rate borrowings, payable in Japanese yen, due 2015, principally 1.02% - 1.24%	5,000	—
Floating rate borrowings, payable in US dollars, due 2014 - 2015, principally 0.68% - 0.73%	—	325,640
Floating rate borrowings, payable in other currencies excluding Japanese yen, US dollars, due 2009, principally 1.72% -7.00%(2)	1,995	—

Total	1,559,132	2,232,470
Subordinated debt(1):
Fixed rate bonds, payable in Japanese yen, due 2010 - 2029, principally 1.13% - 2.91%	1,244,737	1,649,855
Fixed rate borrowings, payable in Japanese yen, due 2010 - 2017, principally 1.73% - 3.62%	201,446	129,433
Fixed rate bonds, payable in US dollars, due 2010 - 2011, principally 7.40% - 8.40%	396,111	371,098
Fixed rate borrowings, payable in US dollars, due 2013, principally 6.76%	280,177	122,714
Adjustable rate bonds, payable in Japanese yen, due 2018 - 2019, principally 1.12% - 1.88%	142,000	93,700
Adjustable rate borrowings, payable in Japanese yen, due 2014 - 2025, principally 0.60% - 2.90%	800,500	544,100
Adjustable rate borrowings, payable in Japanese yen, no stated maturity, principally 0.96% - 4.78%	992,900	1,392,700
Adjustable rate borrowings, payable in US dollars, due 2015 - 2017, principally 0.66% - 1.01%	241,943	229,157
Adjustable rate borrowings, payable in US dollars, no stated maturity, principally 1.08% - 6.25%	245,577	232,600
Adjustable rate bonds, payable in Euro, due 2015, principally 3.50%	129,840	124,920
Adjustable rate borrowings, payable in Euro, due 2015 - 2017, principally 1.09% - 1.46%	116,856	112,428
Adjustable rate borrowings, payable in Euro, no stated maturity, principally 4.75% - 5.17%	170,740	164,270
Adjustable rate borrowings, payable in other currencies excluding Japanese yen, US dollars, Euro, due 2017, principally 1.14%(2)	38,624	38,610
Adjustable rate borrowings, payable in other currencies excluding Japanese yen, US dollars, Euro, no stated maturity, principally 6.20%(2)	79,355	79,326
Floating rate borrowings, payable in Japanese yen, due 2010 - 2035, principally 0.47% - 1.52%	18,000	52,800
Floating rate borrowings, payable in Japanese yen, no stated maturity, principally 3.58%	150,700	—

Total	5,249,506	5,337,711
Obligations under loan securitization transaction accounted for as secured borrowings, due 2010 - 2044, principally 0.50% - 7.02%	3,040,196	2,847,735

Total	9,946,045	10,497,993

Other subsidiaries:
Obligations under capital leases	¥24,072	¥16,551
Unsubordinated debt(1):
Fixed rate borrowings, bonds and notes, payable in Japanese yen, due 2010-2038 principally 0.00% - 16.2%	507,042	491,310
Fixed rate borrowings, bonds and notes, payable in US dollars, due 2010 - 2038, principally 0.00% - 10.00%	142,906	193,447
Fixed rate borrowings, bonds and notes, payable in other currencies excluding Japanese yen, US dollars, Euro, due 2010-2038, principally 0.50% - 19.50%(2)	3,061	3,518
Floating/Adjustable rate borrowings, bonds and notes, payable in Japanese yen, due 2010 - 2040, principally 0.00% - 27.70%	1,171,095	1,205,153
Floating/Adjustable rate borrowings, bonds and notes, payable in US dollars, due 2010 - 2038, principally 0.00% - 14.00%	168,207	131,494
Floating rate bonds and notes, payable in Euro, due 2014, principally 0.00%	348	504
Floating rate borrowings, bonds and notes, payable in other currencies excluding Japanese yen, US dollars, Euro, due 2010-2038, principally 0.00-11.50%(2)	2,823	3,740
Other institutions, due 2035, principally 1.64% - 3.58%	5,725	4,684

Total	2,001,207	2,033,850
Subordinated debt(1):
Fixed rate borrowings, bonds and notes, payable in Japanese yen, due 2010 - 2020, principally 1.28% - 4.00%	154,732	298,163
Fixed rate bonds and notes, payable in US dollars, due 2013 - 2030, principally 5.25% - 10.88%	116,494	111,923
Adjustable rate borrowings, bonds and notes, payable in Japanese yen, due 2015 - 2020, principally 0.48% - 2.70%	190,800	157,600
Adjustable rate borrowings, bonds and notes, payable in Japanese yen, no stated maturity, principally 0.90% - 3.50%	147,400	125,900
Floating rate borrowings, bonds and notes, payable in Japanese yen, due 2010-2014, principally 0.91% - 1.91%	192,890	176,330
Floating rate bonds and notes, payable in US dollars, due 2010, principally 1.39%	1,381	461
Other miscellaneous debt	2	3

Total	803,699	870,380
Obligations under loan securitization transaction accounted for as secured borrowings, due 2010 - 2015, principally 0.44% - 3.02%	147,294	112,260

Total	2,976,272	3,033,041

Total	¥13,273,288	¥14,162,424

Notes:

(1)	Adjustable rate debts are debts where interest rates are reset in accordance with the terms of the debt agreements, and floating rate debts are debts where interest rates are repriced in accordance with movements of markets indices.
(2)	Minor currencies, such as British pound, Brazilian real, Chinese yuan, Indonesian rupiah, Hong Kong dollars etc, have been summarized into the “Other currencies” classification.

The MUFG Group uses derivative financial instruments for certain debts to manage its interest rate and currency exposures. The derivative financial instruments include swaps, forwards, options and other types of derivatives. As a result of these derivative instruments, the effective rates reflected in the table above may differ from the coupon rates. The interest rates for the adjustable and floating rate debt shown in the above table are those in effect at March 31, 2009 and 2010.

Certain debt agreements permit the MUFG Group to redeem the related debt, in whole or in part, prior to maturity at the option of the issuer on terms specified in the respective agreements.

The following is a summary of maturities of long-term debt subsequent to March 31, 2010:

	MUFG	BTMU	Other subsidiaries	Total
	(in millions)
Fiscal year ending March 31:
2011	¥230,020	¥1,126,950	¥669,720	¥2,026,690
2012	13	863,110	468,682	1,331,805
2013	5	1,017,152	314,439	1,331,596
2014	3	766,321	258,044	1,024,368
2015	2	958,867	156,287	1,115,156
2016 and thereafter	401,347	5,765,593	1,165,869	7,332,809

Total	¥631,390	¥10,497,993	¥3,033,041	¥14,162,424

SEVERANCE INDEMNITIES AND PENSION PLANS	12 Months Ended
Mar. 31, 2010
SEVERANCE INDEMNITIES AND PENSION PLANS

15.    SEVERANCE INDEMNITIES AND PENSION PLANS

Defined Benefit Pension Plans

The MUFG Group has funded contributory and non-contributory defined benefit pension plans (“pension benefits”), which cover substantially all of their employees and provide for lifetime annuity payments commencing at age 65 based on eligible compensation at the time of severance, rank, years of service and other factors.

BTMU and certain domestic subsidiaries, MUS, Mitsubishi UFJ NICOS and some subsidiaries of MUFG have non-contributory Corporate Defined Benefit Pension plans (“CDBPs”) which provide benefits to all their domestic employees. MUTB has a contributory CDBP similar to these non-contributory CDBPs.

In addition to the CDBPs, BTMU and MUTB have non-contributory closed Tax-Qualified Pension Plans (“closed TQPPs”), which are defined benefit pension plans that provide benefits to certain retired employees, excluding directors in Japan, based on eligible compensation at the time of severance, years of service and other factors. MUTB also has a contributory closed TQPP in addition to the non-contributory closed TQPPs.

The MUFG Group also offers qualified and nonqualified defined benefit pension plans in foreign offices and subsidiaries for their employees. The qualified plans are non-contributory defined pension plans, which provide benefits upon retirement based on years of service and average compensation and cover substantially all of the employees of such foreign offices and subsidiaries. With respect to the offices and subsidiaries in the United States of America, the qualified plans are funded on a current basis in compliance with the requirement of the Employee Retirement Income Security Act of the United States of America. The nonqualified plans are non-contributory defined benefit pension plans, under which certain employees earn pay and interest credits on compensation amounts above the maximum stipulated by applicable laws under the qualified plans.

Severance Indemnities Plans

The MUFG Group has severance indemnities plans (“SIP”s) under which their employees in Japan, other than those who are directors, are entitled, under most circumstances, upon mandatory retirement at normal retirement age or earlier termination of employment, to lump-sum severance indemnities based on eligible compensation at the time of severance, rank, years of service and other factors. Under SIPs, benefit payments in the form of a lump-sum cash payment with no option to receive annuity payments, upon mandatory retirement at normal retirement age or earlier termination of employment, are provided. When a benefit is paid in a single payment to a benefit payee under the plans, the payment represents final relief of the obligation.

Other Postretirement Plans

The MUFG Group’s foreign offices and subsidiaries, primarily in the United States of America, provide their employees with certain postretirement medical and life insurance benefits (“other benefits”).

Net periodic cost of pension benefits and other benefits for the fiscal years ended March 31, 2008, 2009 and 2010 include the following components:

	Domestic subsidiaries			Foreign offices and subsidiaries
	2008	2009	2010	2008		2009		2010
	Pension benefits and SIP	Pension benefits and SIP	Pension benefits and SIP	Pension benefits	Other benefits	Pension benefits	Other benefits	Pension benefits	Other benefits
	(in millions)
Service cost—benefits earned during the fiscal year	¥38,247	¥39,443	¥41,823	¥7,894	¥1,103	¥7,448	¥945	¥6,414	¥872
Interest costs on projected benefit obligation	36,861	32,926	29,071	11,976	1,502	11,301	1,369	10,587	1,226
Expected return on plan assets	(72,884)	(68,710)	(49,826)	(18,396)	(1,639)	(16,820)	(1,373)	(15,309)	(936)
Amortization of net actuarial loss (gain)	(5,591)	1,653	51,980	2,978	500	2,133	320	2,682	678
Amortization of prior service cost	(7,543)	(7,373)	(9,801)	125	(87)	77	(78)	39	(67)
Amortization of net obligation at transition	493	(5)	(1)	—	240	—	192	—	123
Loss (gain) on settlements and curtailment	(6,282)	4,463	3,037	—	—	—	—	—	—

Net periodic benefit cost	¥(16,699)	¥2,397	¥66,283	¥4,577	¥1,619	¥4,139	¥1,375	¥4,413	¥1,896

The following table summarizes the assumptions used in computing the present value of the projected benefit obligations and the net periodic benefit cost:

	Domestic subsidiaries			Foreign offices and subsidiaries
	2008	2009	2010	2008		2009		2010
	Pension benefits and SIP	Pension benefits and SIP	Pension benefits and SIP	Pension benefits	Other benefits	Pension benefits	Other benefits	Pension benefits	Other benefits
Weighted-average assumptions used:
Discount rates in determining expense	2.27%	1.93%	1.66%	5.87%	6.02%	5.74%	6.01%	5.70%	5.77%
Discount rates in determining benefit obligation	2.07	1.66	2.05	5.74	6.01	5.70	5.77	6.10	6.04
Rates of increase in future compensation level for determining expense	2.98	3.10	3.07	4.64	—	4.51	—	4.64	—
Rates of increase in future compensation level for determining benefit obligation	3.10	3.07	3.06	4.51	—	4.64	—	4.72	—
Expected rates of return on plan assets	3.09	3.13	3.02	8.04	8.25	7.84	8.00	7.50	8.00

The following tables present the assumed health care cost trend rates for foreign offices and subsidiaries, which are used to measure the expected cost of benefits for the next year, and the effect of a one-percentage-point change in the assumed health care cost trend rate:

	UNBC		Other than UNBC
	2009(1)	2010(1)	2009(1)	2010(1)
Initial trend rate	9.36%	9.38%	8.00%	8.00%
Ultimate trend rate	5.00%	5.00%	5.00%	5.00%
Year the rate reaches the ultimate trend rate	2014	2018	2012	2016

	UNBC		Other than UNBC
	One-percentage- point increase	One-percentage- point decrease	One-percentage- point increase	One-percentage- point decrease
	(in millions)
Effect on total of service and interest cost components	¥266	¥(220)	¥29	¥(36)
Effect on postretirement benefit obligation	2,291	(1,945)	462	(380)

Note:

(1)	Fiscal periods of UNBC and foreign subsidiaries end on December 31. Therefore, above tables present the rates and amounts at December 31, 2008 and 2009, respectively.

The following table sets forth the combined funded status and amounts recognized in the accompanying consolidated balance sheets at March 31, 2009 and 2010:

	Domestic subsidiaries				Foreign offices and subsidiaries
	2009		2010		2009		2010
	Non-contributory pension benefits and SIP	Contributory pension benefits	Non-contributory pension benefits and SIP	Contributory pension benefits	Pension benefits	Other benefits	Pension benefits	Other benefits
	(in millions)
Change in benefit obligation:
Benefit obligation at beginning of fiscal year	¥1,332,116	¥382,611	¥1,408,695	¥389,060	¥215,559	¥26,028	¥179,523	¥22,990
Adjustments due to adoption of new guidance on measurement date provisions(1)	36,715	—	—	—	—	—	—	—
Service cost	34,044	5,399	35,593	6,230	7,448	945	6,414	872
Interest cost	25,778	7,148	22,569	6,502	11,301	1,369	10,587	1,226
Plan participants’ contributions	—	1,088	—	1,065	10	439	14	408
Acquisitions/ Divestitures	598	—	(19,084)	—	—	—	—	—
Amendments	(13)	—	(19)	—	267	—	—	—
Actuarial loss (gain)	50,900	5,645	(75,323)	(22,251)	8,915	1,745	766	(349)
Benefits paid	(54,832)	(12,831)	(51,789)	(13,105)	(6,811)	(1,717)	(6,922)	(1,762)
Lump-sum payment	(16,993)	—	(17,630)	—	(156)	(18)	(79)	(12)
Curtailment loss	382	—	—	—	—	—	—	—
Fair value adjustment amount related to UNBC’s privatization	—	—	—	—	(7,817)	(738)	—	—
Translation adjustments	—	—	—	—	(49,193)	(5,063)	2,705	179

Benefit obligation at end of fiscal year	1,408,695	389,060	1,303,012	367,501	179,523	22,990	193,008	23,552

Change in plan assets:
Fair value of plan assets at beginning of fiscal year	1,854,921	541,751	1,249,747	407,340	249,337	19,817	145,529	11,383
Adjustments due to adoption of new guidance on measurement date provisions(1)	(175,680)	—	—	—	—	—	—	—
Actual return (loss) on plan assets	(420,174)	(128,307)	211,838	73,637	(37,479)	(3,366)	30,292	2,912
Employer contributions	45,131	5,639	33,599	5,550	3,051	1,017	12,452	1,209
Acquisitions/ Divestitures	381	—	(7,060)	—	—	—	—	—
Plan participants’ contributions	—	1,088	—	1,065	10	439	14	408
Benefits paid	(54,832)	(12,831)	(51,789)	(13,105)	(6,811)	(1,717)	(6,922)	(1,762)
Fair value adjustment amount related to UNBC’s privatization	—	—	—	—	(13,843)	(1,395)	—	—
Translation adjustments	—	—	—	—	(48,736)	(3,412)	2,080	90

Fair value of plan assets at end of fiscal year	1,249,747	407,340	1,436,335	474,487	145,529	11,383	183,445	14,240

Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost	¥7,335	¥18,280	¥176,107	¥106,986	¥2,912	¥—	¥7,732	¥—
Accrued benefit cost	(166,283)	—	(42,784)	—	(36,906)	(11,607)	(17,295)	(9,312)

Net amount recognized	¥(158,948)	¥18,280	¥133,323	¥106,986	¥(33,994)	¥(11,607)	¥(9,563)	¥(9,312)

Note:

(1)	For the fiscal year ended March 31, 2009, benefit obligations and plan assets are measured at March 31 in accordance with the measurement date provisions of new guidance on defined benefit pension and other postretirement plans. However, for prior fiscal years, benefit obligations and plan assets of BTMU and certain domestic subsidiaries were measured at December 31. The change in benefit obligation and fair value of plan assets during the period from January 1, 2008 to March 31, 2008 are reflected in “Adjustments due to adoption of new guidance on measurement date provisions.”

The aggregated accumulated benefit obligations of these plans at March 31, 2009 and 2010 were as follows:

	Domestic subsidiaries		Foreign offices and subsidiaries
	2009	2010	2009	2010
	(in millions)
Aggregated accumulated benefit obligations	¥1,781,607	¥1,654,197	¥170,293	¥176,662

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the plans with accumulated benefit obligations in excess of plan assets at March 31, 2009 and 2010 were as follows:

	Domestic subsidiaries		Foreign offices and subsidiaries
	2009	2010	2009	2010
	(in millions)
Projected benefit obligations	¥1,374,296	¥112,287	¥157,314	¥40,061
Accumulated benefit obligations	1,359,075	107,247	141,260	38,926
Fair value of plan assets	1,214,578	69,503	120,403	23,855

BTMU, MUTB, MUS, Mitsubishi UFJ NICOS and other subsidiaries paid special lump-sum termination benefits which are not a part of pension plans to certain early-terminated employees. The amounts charged to operations for such early termination benefits for the fiscal years ended March 31, 2008, 2009 and 2010 were ¥49,054 million, ¥11,247 million and ¥13,617 million, respectively. The ¥49,054 million charged to operations for the fiscal year ended March 31, 2008 mainly consists of ¥36,613 million related to Mitsubishi UFJ NICOS of which ¥9,361 million is included in accrued benefit costs.

For the fiscal year ended March 31, 2009, the MUFG Group adopted the measurement date provision of the pension accounting guidance which changed the measurement date for the plan assets and benefit obligations of BTMU and certain domestic subsidiaries to coincide with the MUFG Group’s fiscal year-end date. The MUFG Group recorded a decrease in the beginning balance of retained earnings by ¥132 million, net of taxes, and a decrease in the beginning balance of accumulated other changes in equity from nonowner sources by ¥131,574 million, net of taxes, as a result of adopting this provision.

The following table presents the amounts recognized in accumulated other changes in equity from nonowner sources of the MUFG Group at March 31, 2009 and 2010:

	Domestic subsidiaries		Foreign offices and subsidiaries
	2009	2010	2009		2010
	Pension benefits and SIP	Pension benefits and SIP	Pension benefits	Other benefits	Pension benefits	Other benefits
	(in millions)
Net actuarial loss	¥729,352	¥336,910	¥71,275	¥9,572	¥55,454	¥6,690
Prior service cost	(72,388)	(62,083)	260	(385)	229	(304)
Net obligation at transition	(1)	—	—	478	—	363

Gross pension liability adjustments	656,963	274,827	71,535	9,665	55,683	6,749
Taxes	(261,442)	(110,688)	(28,200)	(3,756)	(21,930)	(2,607)

Net pension liability adjustments	¥395,521	¥164,139	¥43,335	¥5,909	¥33,753	¥4,142

The following table presents the changes in equity from nonowner sources in the fiscal year ended March 31, 2009 and 2010:

	Domestic subsidiaries		Foreign offices and subsidiaries
	2009	2010	2009		2010
	Pension benefits and SIP	Pension benefits and SIP	Pension benefits	Other benefits	Pension benefits	Other benefits
	(in millions)
Adjustment due to adoption of new guidance on measurement date provisions	¥221,504	¥—	¥—	¥—	¥—	¥—
Net actuarial loss (gain) arising during the year	673,815	(337,425)	62,766	6,481	(14,070)	(2,330)
Prior service cost arising during the year	320	504	271	1	1	—
Amortization of net actuarial gain	(1,653)	(51,980)	(2,133)	(320)	(2,682)	(678)
Amortization of prior service cost	7,373	9,801	(77)	78	(39)	67
Amortization of net obligation at transition	5	1	—	(192)	—	(123)
Curtailment and settlement	(4,468)	(3,037)	—	—	—	—
Fair value adjustment amount related to UNBC’s privatization	—	—	(7,976)	(1,994)	—	—
Foreign currency translation adjustments	—	—	(12,190)	(1,999)	938	148

Total changes in Accumulated other changes in equity from nonowner sources	¥896,896	¥(382,136)	¥40,661	¥2,055	¥(15,852)	¥(2,916)

The following table presents the expected amounts that will be amortized from accumulated other changes in equity from nonowner sources as components of net periodic benefit cost, before taxes, for the fiscal year ending March 31, 2011:

	Domestic subsidiaries	Foreign offices and subsidiaries
	Pension benefits and SIP	Pension benefits	Other benefits
	(in millions)
Net actuarial loss	¥14,405	¥1,691	¥513
Prior service cost	(10,823)	33	(67)
Net obligation at transition	—	—	121

Total	¥3,582	¥1,724	¥567

Investment policies

MUFG’s investment policy for plan assets is based on an asset liability matching strategy which is intended to maintain adequate liquidity for benefit payments and to achieve a stable increase in the plan assets in the medium and long term through proper risk control and return maximization. As a general rule, investment policies for plan assets are reviewed periodically for some plans and in the following situations for all plans: (1) large fluctuations in pension plan liabilities caused by modifications to pension plans, or (2) changes in the market environment. The plan assets allocation strategies are the principal determinant in achieving expected investment returns on the plan assets. Actual asset allocations may fluctuate within acceptable ranges due to market value variability. Plan assets are managed by a combination of internal and external asset management companies and are rebalanced when market fluctuations cause an asset category to fall outside of its strategic asset allocation range. Performance of each plan asset category is compared against established indices and similar plan asset groups to evaluate whether the risk associated with the portfolio is appropriate for the level of return.

The weighted-average target asset allocation of plan assets for the pension benefits and other benefits at March 31, 2010 was as follows:

	Domestic subsidiaries	Foreign offices and subsidiaries
Asset category	Pension benefits and SIP	Pension benefits	Other benefits
Japanese equity securities	26.7%	0.3%	—%
Japanese debt securities	46.2	—	—
Non-Japanese equity securities	15.4	59.9	70.0
Non-Japanese debt securities	7.4	29.2	30.0
Real estate	—	8.0	—
Short-term assets	4.3	2.6	—

Total	100.0%	100.0%	100.0%

Basis and procedure for estimating long-term return of each asset category

MUFG’s expected long-term rate of return on plan assets for domestic defined benefit pension plans and SIPs is based on a building-block methodology, which calculates the total long-term rate of return of the plan assets by aggregating the weighted rate of return derived from both long-term historical performance and forward-looking return expectations from each asset category.

MUFG has determined the expected long-term rate of return for each asset category as below:

•	Japanese equity securities: the rate for Japanese debt securities plus a premium for the risk associated with Japanese equity securities

•	Japanese debt securities: economic growth rate of Japan

•	Non-Japanese equity securities: the rate for non-Japanese debt securities plus a premium for the risk associated with non-Japanese equity securities

•	Non-Japanese debt securities: global economic growth rate

Foreign offices and subsidiaries periodically reconsider the expected long-term rate of return for their plan assets. They evaluate the investment return volatility of different asset categories and compare the liability structure of their pension and other benefits to those of other companies, while considering their funding policy to maintain a funded status sufficient to meet participants’ benefit obligations, and reduce long-term funding requirements and pension costs. Based on this information, foreign offices and subsidiaries update the expected long-term rate of return.

Cash flows

The MUFG Group expects to contribute to the plan assets for the fiscal year ending March 31, 2011 based upon its current funded status and expected asset return assumptions as follows:

For the pension benefits of domestic subsidiaries	¥33.2 billion
For the pension benefits of foreign offices and subsidiaries	11.6 billion
For the other benefits of foreign offices and subsidiaries	1.1 billion

Estimated future benefit payments

The following table presents benefit payments expected to be paid, which include the effect of expected future service for the fiscal years indicated:

	Domestic subsidiaries	Foreign offices and subsidiaries
	Pension benefits and SIP	Pension benefits	Other benefits
	(in millions)
Fiscal year ending March 31:
2011	¥76,462	¥6,398	¥1,433
2012	78,937	6,980	1,545
2013	80,974	7,342	1,636
2014	83,178	8,182	1,741
2015	85,261	8,724	1,832
Thereafter (2016-2020)	442,320	57,121	10,569

Fair value measurement of the plan assets

The following is a description of the valuation methodologies used for plan assets measured at fair value as well as the classification of the plan assets pursuant to the valuation hierarchy described in Note 31 “Fair Value.”

Government bonds and other debt securities

When quoted market prices are available in an active market, the MUFG Group adopts the quoted market prices to measure the fair value of securities and such securities are classified in Level 1 of the valuation hierarchy. Level 1 securities include Japanese government bonds, most of non-Japanese government bonds and certain corporate bonds. When quoted market prices are available but not traded actively, such securities are classified in Level 2 of the valuation hierarchy. When quoted prices are not available, the MUFG Group generally estimates fair values by using non-binding prices obtained from independent pricing vendors. Such securities are generally classified in Level 2 of the valuation hierarchy. Level 2 securities include certain non-Japanese government bonds, official institutions bonds and corporate bonds. When there is lack of liquidity for securities or significant inputs adopted to the fair value measurements are unobservable, such securities are classified in Level 3 of the valuation hierarchy. Such Level 3 securities mainly consist of non-Japanese corporate bonds.

Marketable equity securities

When quoted market prices are available in an active market, the MUFG Group adopts the quoted market prices to measure the fair value of marketable equity securities and such securities are classified in Level 1 of the valuation hierarchy. When quoted market prices are available but not traded actively, such securities are classified in Level 2 of the valuation hierarchy.

Japanese pooled funds

Japanese pooled funds are investment fund vehicles designed for Japanese pension plan investments under Japanese pension trust fund regulations. Based upon the nature of the funds’ investments, Japanese pooled funds are categorized into four major fund types; Japanese marketable equity securities type, Japanese debt securities type, Non-Japanese marketable equity securities type and Non-Japanese debt securities type. The other types of funds invest in short-term financial instruments or loans receivable. Japanese pooled funds are generally readily redeemable at their net asset values. The fair values of Japanese pooled funds are measured at their net asset values and generally classified in Level 2 of the valuation hierarchy. Japanese pooled funds classified in Level 3 of the valuation hierarchy have underlying investments in non-Japanese debt securities and loans receivable whose fair values are measured by using significant unobservable inputs and there is inherent lack of the funds’ liquidity.

Other investment funds

Other investment funds include mutual funds, private investments funds, common collective funds, private equity funds and real estate funds. The fair values are generally measured at their net asset values. The listed investment funds or mutual funds are valued at quoted market prices and generally classified in Level 1 or Level 2 of the valuation hierarchy. When there is no available market quotation, the fair values are determined at net asset values. These funds are classified either in Level 2 or Level 3 depending on the level of price observability of the underlying investments in the funds and the funds’ liquidity. Other investment funds classified in Level 3 of the valuation hierarchy mainly consist of certain private investment funds and real estate funds where their fair values are measured by using significant unobservable inputs and there is inherent lack of the funds’ liquidity.

Japanese general accounts of life insurance companies

These instruments are contracts with life insurance companies that guarantee return of a certain level of fixed income, which are mainly invested in assets with low market risk such as Japanese debt securities. They are measured at conversion value and classified in Level 2 in the valuation hierarchy.

Other investments

Other investments mainly consist of call loans and the rest consist of miscellaneous accounts such as deposits with banks and short term investments. These instruments are generally classified in Level 1 or Level 2 of the valuation hierarchy depending on observability of the inputs to measure their fair values.

The following table presents the fair value of each major category of plan assets as of March 31, 2010:

Pension benefits and SIP Investments:

	Domestic subsidiaries				Foreign offices and subsidiaries
Assets category	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
	(in millions)
Japanese government bonds	¥105,424	¥—	¥—	¥105,424	¥—	¥—	¥—	¥—
Non-Japanese government bonds	30,787	2,217	—	33,004	3,793	—	—	3,793
Other debt securities(1)	2,675	51,562	2,813	57,050	—	14,849	—	14,849
Japanese marketable equity securities(2)	700,991	1,372	—	702,363	—	—	—	—
Non-Japanese marketable equity securities	34,265	1,262	—	35,527	13,284	—	—	13,284
Japanese Pooled funds:
Japanese marketable equity securities(2)	—	119,103	—	119,103	—	—	—	—
Japanese debt securities(1)	—	243,673	—	243,673	—	—	—	—
Non-Japanese marketable equity securities	—	146,050	—	146,050	—	—	—	—
Non-Japanese debt securities	—	96,557	6,209	102,766	—	—	—	—
Other	—	11,958	2,501	14,459	—	—	—	—

Total pooled funds	—	617,341	8,710	626,051	—	—	—	—

Other investment funds	—	77,682	26,934	104,616	67,284	77,368	5,085	149,737	(4)
Japanese general account of life insurance companies(3)	—	153,644	—	153,644	—	—	—	—
Other investments	1,584	91,559	—	93,143	451	768	563	1,782

Total	¥875,726	¥996,639	¥38,457	¥1,910,822	¥84,812	¥92,985	¥5,648	¥183,445

Notes:

(1)	These debt securities include debt securities issued by the MUFG Group in the amount of ¥1,904 million (0.11% of plan assets) and ¥1,331 million (0.07% of plan assets) to the pension benefits and SIPs at March 31, 2009 and March 31, 2010, respectively.
(2)	Japanese marketable equity securities include common stocks issued by the MUFG Group in the amount of ¥6,203 million (0.37% of plan assets) and ¥7,169 million (0.38% of plan assets) to the pension benefits and SIPs at March 31, 2009 and March 31, 2010, respectively.
(3)	“Japanese general accounts of life insurance companies” is a contract with life insurance companies that guarantees a return of approximately 1.17% (from April 2008 to March 2009) and 1.18% (from April 2009 to March 2010).
(4)	Other investment funds of the foreign offices and subsidiaries are mainly comprised of ¥62,688 million of mutual funds and ¥31,003 million of common collective funds which were held by UNBC.

Other post retirement plan investments:

	Foreign offices and subsidiaries
Assets category	Level 1	Level 2	Level 3	Total
	(in millions)
Other investment funds(1)	¥7,897	¥6,343	¥—	¥14,240

Note:

(1)	Other investment funds mainly consist of mutual funds and common collective funds.

The following tables present a reconciliation of plan assets measured at fair value using significant unobservable inputs (Level 3) during the fiscal year ended March 31, 2010:

Pension benefits and SIP Investments:

	Domestic subsidiaries
Assets category	March 31, 2009	Realized gains (losses)	Unrealized gains (losses)	Purchase, sales and settlements	Transfer into Level 3— beginning of year	Transfer out of Level 3— end of year	March 31, 2010
	(in millions)
Other debt securities	¥5,348	¥387	¥107	¥(3,270)	¥303	¥(62)	¥2,813
Non-Japanese marketable equity securities	7	—	—	(7)	—	—	—
Japanese Pooled funds:
Non-Japanese debt securities	5,081	—	1,128	—	—	—	6,209
Other	2,503	—	(2)	—	—	—	2,501

Total pooled funds	7,584	—	1,126	—	—	—	8,710

Other investment funds	17,848	(100)	2,885	6,301	—	—	26,934

Total	¥30,787	¥287	¥4,118	¥3,024	¥303	¥(62)	¥38,457

	Foreign offices and subsidiaries
Assets category	March 31, 2009	Realized gains (losses)	Unrealized gains (losses)	Purchase, sales and settlements	Transfer into Level 3— beginning of year	Transfer out of Level 3— end of year	March 31, 2010
	(in millions)
Other investment funds	¥7,481	¥—	¥(2,501)	¥105	¥—	¥—	¥5,085
Other investments	400	—	27	136	—	—	563

Total	¥7,881	¥—	¥(2,474)	¥241	¥—	¥—	¥5,648

Defined Contribution Plans

The MUFG Group maintains several qualified defined contribution plans in its domestic and foreign offices and subsidiaries, all of which are administered in accordance with applicable local laws and regulations. Each office and subsidiary matches eligible employee contributions up to a certain percentage of benefits-eligible compensation per pay period, subject to plan and legal limits. Terms of the plan, including matching percentage and vesting periods, are individually determined by each office and subsidiary.

The cost of these defined contribution plans charged to operations for the fiscal years ended March 31, 2008, 2009 and 2010 were ¥4,951 million, ¥5,242 million and ¥4,735 million, respectively.

OTHER ASSETS AND LIABILITIES	12 Months Ended
Mar. 31, 2010
OTHER ASSETS AND LIABILITIES

16.    OTHER ASSETS AND LIABILITIES

Major components of other assets and liabilities at March 31, 2009 and 2010 were as follows:

	2009		2010
	(in millions)
Other assets:
Accounts receivable:
Receivables from brokers, dealers and customers for securities transactions	¥727,644		¥725,490
Other	885,921		768,120
Investments in equity method investees	555,745		585,459
Non-interest-earning deposits with the Special Fund and the New Fund (Note 5)	372,114		378,119
Prepaid benefit cost (Note 15)	28,527		290,825
Cash collateral paid (Note 10)	625,931		634,299
Other	1,767,599		1,587,026

Total	¥4,963,481		¥4,969,338

Other liabilities:
Accounts payable:
Payables to brokers, dealers and customers for securities transactions	¥1,456,738		¥996,985
Other	691,256		775,149
Deferred tax liabilities	37,797		76,217
Allowance for off-balance-sheet credit instruments	84,609		85,651
Accrued benefit cost (Note 15)	214,796		69,391
Guarantees and indemnifications	63,386		52,655
Cash collateral received (Note 10)	389,238		260,233
Accrued and other liabilities	1,886,783		1,823,611

Total	¥4,824,603	(1)	¥4,139,892

Note:

(1)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note 1 “Noncontrolling Interests” under “Accounting Changes” section for the detail. As a result, the total balance at March 31, 2009 was changed.

Investments in equity method investees include marketable equity securities carried at ¥242,263 million and ¥219,867 million at March 31, 2009 and 2010, respectively. Corresponding aggregated market values were ¥251,481 million and ¥262,519 million, respectively.

The MUFG Group periodically evaluates whether a loss in value of investments in equity method investees is other than temporary. As a result of evaluations, the MUFG Group recognized other than temporary declines in the value of an investment and recorded impairment losses related to certain affiliated companies of ¥57,113 million, ¥60,871 million and ¥104,045 million for the fiscal years ended March 31, 2008, 2009 and 2010, respectively. The impairment losses are included in Equity in losses of equity method investees in the consolidated statements of operations.

PREFERRED STOCK	12 Months Ended
Mar. 31, 2010
PREFERRED STOCK

17.    PREFERRED STOCK

Pursuant to the Articles of Incorporation, MUFG was authorized to issue 120,000,000 shares of Class 3 Preferred Stock, 400,000,000 shares of Class 5 Preferred Stock, 200,000,000 shares of Class 6 Preferred Stock, 200,000,000 shares of Class 7 Preferred Stock and 1,000 share of Class 11 Preferred Stock without par value.

All classes of preferred stock are non-voting and have preference over common stock for the payment of dividends and the distribution of assets in the event of a liquidation or dissolution of MUFG. They are all non-cumulative and non-participating with respect to dividend payments. Shareholders of Class 3, Class 5 and Class 11 Preferred Stock have the right to receive a liquidation distribution at ¥2,500, ¥2,500 and ¥1,000 per share, respectively, and do not have the right to participate in any further liquidation distributions.

The number of shares of preferred stock issued and outstanding at March 31, 2008, 2009 and 2010 was as follows:

	Outstanding at March 31, 2008	Net change	Outstanding at March 31, 2009	Net change	Outstanding at March 31, 2010
	(number of shares)
Preferred stock:
Class 3	100,000,000	—	100,000,000	—	100,000,000
Class 5	—	156,000,000	156,000,000	—	156,000,000
Class 8	17,700,000	(17,700,000)	—	—	—
Class 11	1,000	—	1,000	—	1,000
Class 12	33,700,000	(33,700,000)	—	—	—

Total	151,401,000	104,600,000	256,001,000	—	256,001,000

None of the Class 6 and 7 Preferred Stock has been issued.

The aggregate liquidation preference of preferred stock issued and outstanding at March 31, 2008, 2009 and 2010 was as follows:

	Aggregate amount at March 31, 2008	Net change	Aggregate amount at March 31, 2009	Net change	Aggregate amount at March 31, 2010
	(in millions)
Preferred stock:
Class 3	¥250,000	¥—	¥250,000	¥—	¥250,000
Class 5	—	390,000	390,000	—	390,000
Class 8	53,100	(53,100)	—	—	—
Class 11	1	—	1	—	1
Class 12	33,700	(33,700)	—	—	—

Total	¥336,801	¥303,200	¥640,001	¥—	¥640,001

Preferred stock included in Capital stock on the consolidated balance sheets at March 31, 2008 was ¥247,100 million, which consisted of ¥122,100 million of Class 1 and ¥125,000 million of Class 3 Preferred Stock. Preferred stock included in Capital stock on the consolidated balance sheets at March 31, 2009 and 2010 was ¥442,100 million, which consisted of ¥122,100 million of Class 1, ¥125,000 million of Class 3 and ¥195,000 million of Class 5 Preferred Stock.

The portion of proceeds from the sale of shares that is designated as capital stock is determined by resolution of the Board of Directors of MUFG, however, at least 50% of the issue price of newly issued shares is required to be designated as capital stock at the time of incorporation or share issuance under the Company Law. Proceeds in excess of amounts designated as capital stock are designated as capital surplus. However, these provisions are not applied in company reorganization, such as a merger, company split and share exchange. Preferred Stock Classes 8 through 12 were issued in exchange for UFJ Holdings’ preferred stock and recorded in Capital surplus.

On April 2, 2001, MUFG issued 81,400 shares of Class 1 Preferred Stock at an aggregate issue price of ¥244,200 million. ¥122,100 million was included in Preferred stock and the remaining amount was included in Capital surplus, net of stock issue expenses. MUFG redeemed 40,700 shares during the fiscal year ended March 31, 2005 and the remaining 40,700 shares during the fiscal year ended March 31, 2006. At each redemption, Capital surplus decreased by ¥122,100 million, totaling ¥244,200 million, as provided in the Commercial Code of Japan (“Code”) and the Articles of Incorporation of MUFG.

On February 17, 2005, MUFG issued 100,000 shares of Class 3 Preferred Stock at ¥2.5 million per share, the aggregate amount of the issue price being ¥250.0 billion.

On October 3, 2005, MUFG issued 200,000 shares of Class 8 Preferred Stock, 150,000 shares of Class 9 Preferred Stock, 150,000 shares of Class 10 Preferred Stock, 1 share of Class 11 Preferred Stock and 200,000 shares of Class 12 Preferred Stock in exchange for Class II, IV, V, VI and VII Preferred Stock of UFJ Holdings at an exchange ratio of 1 share of MUFG’s Class 8, 9, 10, 11 and 12 Preferred Stock for each share of UFJ Holdings’ Class II, IV, V, VI and VII Preferred Stock, respectively.

On October 4, 2005, 69,300 shares of Class 8 Preferred Stock and 57,850 shares of Class 9 Preferred Stock were converted into 122,763.51 and 127,096.45 shares of common stock, respectively, for the repayment of public funds.

On December 6, 2005, 51,900 shares of Class 8 Preferred Stock and 24,700 shares of Class 12 Preferred Stock were converted into 91,939.77 and 31,030.15 shares of common stock, respectively, for the repayment of public funds.

On February 28, 2006, 51,800 shares of Class 8 Preferred Stock and 12,450 shares of Class 9 Preferred Stock were converted into 91,762.63 and 22,733.70 shares of common stock, respectively, for the repayment of public funds.

On April 27, 2006, 45,400 shares of Class 12 Preferred Stock were converted into 57,035.18 shares of common stock.

On May 23, 2006, 9,300 shares of Class 8 Preferred Stock and 89,357 shares of Class 10 Preferred Stock originally issued by UFJ Holdings and held by the RCC were exchanged for 179,639 shares of common stock. The aggregate face amounts of the preferred stock exchanged were ¥27,900 million and ¥178,714 million, respectively. Subsequent to the exchanges, MUFG purchased 179,639 shares of common stock and an additional 7,923 shares of common stock as treasury stock for an aggregate amount of ¥286,970 million.

On June 8, 2006, 79,700 shares of Class 9 Preferred Stock, 60,643 shares of Class 10 Preferred Stock and 16,700 shares of Class 12 Preferred Stock were exchanged for 277,245 shares of common stock. The aggregate face amounts of the preferred stock exchanged were ¥159,400 million, ¥121,286 million and ¥16,700 million, respectively. Subsequent to the exchanges, these shares of common stock were sold in the open market. As a result, MUFG completed the repayment of all public funds received by the MUFG Group in accordance with the Law Concerning Emergency Measures for the Early Strengthening of Financial Functions.

On June 29, 2006, 9,300 shares of Class 8 Preferred Stock, 79,700 shares of Class 9 Preferred Stock, 150,000 shares of Class 10 Preferred Stock and 16,700 shares of Class 12 Preferred Stock, which had been recorded as treasury stock, were retired.

On February 14, 2007, 22,800 shares of Class 12 Preferred Stock were exchanged for 28,643 shares of common stock.

On February 19, 2007, 45,400 shares of Class 12 Preferred Stock were exchanged for 57,035 shares of common stock.

On March 13, 2007, 11,300 shares of Class 12 Preferred Stock were exchanged for 14,195 shares of common stock.

On March 29, 2007, 79,500 shares of Class 12 Preferred Stock, which had been recorded as treasury stock, were retired.

On September 30, 2007, a share of all classes of Preferred Stock was divided into 1,000 shares.

On August 1, 2008, 17,700,000 shares of Class 8 Preferred Stock were exchanged for 43,895,180 shares of common stock.

On September 25, 2008, 17,700,000 shares of Class 8 Preferred Stock, which had been recorded as treasury stock, were retired.

On September 30, 2008, 22,400,000 shares of Class 12 Preferred Stock were exchanged for 28,140,710 shares of common stock.

On October 31, 2008, 22,400,000 shares of Class 12 Preferred Stock, which had been recorded as treasury stock, were retired.

On November 17, 2008, MUFG issued 156,000,000 shares of Class 5 Preferred Stock at ¥ 2,500 per share, the aggregate amount of the issue price being ¥390.0 billion.

Through the period from February 3, 2009 to February 16, 2009, 11,300,000 shares of Class 12 Preferred Stock were exchanged for 14,681,040 shares of common stock.

On February 27, 2009, 11,300,000 shares of Class 12 Preferred Stock, which had been recorded as treasury stock, were retired.

Subsequent to March 31, 2010, on April 1, 2010, MUFG acquired 100,000,000 shares of Class 3 Preferred Stock. On the same day, these 100,000,000 shares of Class 3 Preferred Stock were retired.

Preferred Stock Outstanding as of March 31, 2010

Class 3 Preferred Stock

Class 3 Preferred Stock is redeemable at the option of MUFG. At the time of issuance, the Board of Directors determines an issue price, an annual dividend, and redemption terms, including a redemption price.

Class 3 Preferred Stock was issued by means of a third party allocation to Meiji Yasuda Life Insurance Company, Tokio Marine & Nichido Fire Insurance Co., Ltd. and Nippon Life Insurance Company. The preferred stock does not have voting rights at any general meetings of shareholders, unless otherwise provided by applicable laws and regulations. Preferred dividends are set to be ¥60 per share annually.

Class 5 Preferred Stock

Class 5 Preferred Stock is redeemable at the option of MUFG. At the time of issuance, the Board of Directors determines an issue price, an annual dividend (not to exceed ¥250 per share), and redemption terms, including a redemption price.

Class 5 Preferred Stock was issued by means of a third party allocation to Nippon Life Insurance Company, Meiji Yasuda Life Insurance Company, TAIYO LIFE INSURANCE COMPANY, DAIDO LIFE INSURANCE COMPANY, Tokio Marine & Nichido Fire Insurance Co., Ltd., NIPPONKOA Insurance Company, Limited and Aioi Insurance Company, Limited. The preferred stock does not have voting rights at any general meetings of shareholders, unless otherwise provided by applicable laws and regulations. Preferred dividends are set to be ¥115 per share annually, except as of March 31, 2009. Preferred dividends were ¥43 per share as of March 31, 2009.

Class 11 Preferred Stock

Class 11 preferred stockholders are entitled to receive annual non-cumulative dividends of ¥5.30 per share with priority over common stockholders.

Class 11 Preferred Stock is convertible into fully paid shares of MUFG common stock at the election of holders from establishment of MUFG to July 31, 2014, except during certain excluded periods, at an initial conversion price of ¥918.70 per share of common stock, subject to anti-dilution adjustments. The conversion price was subject to reset annually on July 15 from 2006 to 2013 to the average market price of the common stock for the 30 trading day period, if the average market price was less than the conversion price prior to the reset but not less than ¥918.70 per share. The acquisition price and the acquisition floor price of Class 11 Preferred Stock were adjusted as ¥889.60 per share on December 15, 2008, ¥888.40 per share on January 14, 2009, ¥867.60 per share on December 21, 2009, and ¥865.90 per share on December 25, 2009, in accordance with the provisions relating to the adjustment of the acquisition price set forth in the terms and conditions of Class 11 Preferred Stock.

All Class 11 Preferred Stock outstanding on August 1, 2014 will be mandatorily converted into shares of common stock at a conversion ratio of ¥1,000 divided by the higher of the average market price of the common stock for the 30 trading day period beginning 45 trading days prior to August 1, 2014 or ¥802.60.

Beneficial Conversion Feature

Convertible preferred stock contains a beneficial conversion feature if the effective conversion price (either initially or after being reset) for a share of common stock upon conversion is less than the market price of a share of common stock when the preferred stock was issued.

Beneficial conversion feature discounts are measured as the excess of the market price of a share of common stock when the preferred stock is issued over the initial or reset preferred stock conversion price per share of common stock. Beneficial conversion feature discounts are charged to Capital surplus when recognized and amortized to retained earnings as non-cash preferred dividends using the effective yield method. Initial beneficial conversion feature discounts are amortized over the period from the issuance date of the preferred stock to the mandatory conversion date. Contingent beneficial conversion feature discounts are recognized when the reset conversion price is determinable and amortized over the period from the conversion price reset date to the mandatory conversion date. Any remaining unamortized beneficial conversion feature discount when preferred stock is converted at the option of the holder before the mandatory conversion date is immediately charged to retained earnings as a non-cash preferred dividend.

The changes in the unamortized discount arising from beneficial conversion features of the preferred stock during the fiscal year ended March 31, 2009 were as follows:

	Class 8	Class 11	Class 12	Total
	(in millions)
Fiscal year ended March 31, 2009:
Balance at March 31, 2008	¥1,160	¥1	¥7,658	¥8,819
Addition on conversion price/ratio reset	—	—	659	659
Amortization to retained earnings	(1,160)	(1)	(3,618)	(4,779)
Charged to retained earnings on conversion of preferred stock	—	—	(4,699)	(4,699)

Balance at March 31, 2009	¥—	¥—	¥—	¥—

The above balances at March 31, 2008 were fully amortized to retained earnings or charged to retained earnings on conversion of preferred stock by March 31, 2009

COMMON STOCK AND CAPITAL SURPLUS	12 Months Ended
Mar. 31, 2010
COMMON STOCK AND CAPITAL SURPLUS

18.    COMMON STOCK AND CAPITAL SURPLUS

The changes in the number of issued shares of common stock during the fiscal years ended March 31, 2008, 2009 and 2010 were as follows:

	2008	2009	2010
	(shares)
Balance at beginning of fiscal year	10,861,643,790	10,861,643,790	11,648,360,720
Issuance of new shares of common stock by conversion of Class 8 Preferred Stock	—	43,895,180	—
Issuance of new shares of common stock by conversion of Class 12 Preferred Stock	—	42,821,750	—
Issuance of new shares of common stock by way of Offering (Public Offering)	—	634,800,000	2,337,000,000
Issuance of new shares of common stock by way of Third-Party Allotment	—	65,200,000	163,000,000
Issuance of new shares of common stock by way of exercise of the stock acquisition rights	—	—	54,200

Balance at end of fiscal year	10,861,643,790	11,648,360,720	14,148,414,920

Under the Company Law, issuances of common stock, including conversions of bonds and notes, are required to be credited to the common stock account for at least 50% of the proceeds and to the legal capital surplus account (“legal capital surplus”) for the remaining amounts.

The Company Law permits Japanese companies, upon approval by the Board of Directors, to issue shares in the form of a “stock split,” as defined in the Company Law (see Note 1). Also, prior to April 1, 1991, Japanese companies were permitted to issue free share distributions. BTMU and MUTB from time to time made free share distributions. These free distributions usually ranged from 5% to 10% of outstanding common stock and publicly-owned corporations in the United States issuing shares in similar transactions would be required to account for them as stock dividends as of the shareholders’ record date by reducing retained earnings and increasing the appropriate capital accounts by an amount equal to the fair value of the shares issued. The application of such United States accounting practice to the cumulative free distributions made by BTMU and MUTB at March 31, 2010, would have increased capital accounts by ¥1,910,106 million with a corresponding decrease in unappropriated retained earnings (accumulated deficit).

The Company Law permits that common stock, legal reserve, additional paid-in capital, and other capital surplus and retained earnings can be transferred among these accounts under certain conditions upon the approval of a shareholders’ meeting. The Company Law limits the increase of paid in capital in case disposition of treasury stock and issuance of common stock are performed at the same time.

Common Stock Issued during the fiscal year ended March 31, 2009

On December 15, 2008, MUFG issued 634,800,000 shares of common stock by way of offering and sold 300,000,000 shares of common stock through a secondary offering of shares by way of sale of Treasury stock. Both types of stock were offered at ¥399.80 per share (issue price and selling price at ¥417.00 per share) for ¥253,793 million and ¥119,940 million, respectively. As a result, ¥29,811 million was included in Capital stock, and the same amount was also included in Capital surplus.

On December 16, 2008, MUFG sold 65,200,000 shares of common stock through a secondary offering of shares by way of over-allotment, in which an underwriter borrows securities from certain shareholder(s) of MUFG to sell the shares, at a selling price of ¥417.00 per shares for ¥27,188 million. In connection with the secondary offering by way of over-allotment, on January 14, 2009, MUFG issued 65,200,000 new shares of common stock by way of third-party allotment at ¥399.80 per share for ¥26,067 million. As a result, ¥13,033 million was included in Capital stock, and the same amount was also included in Capital surplus.

As for Capital surplus, the fee retained by MUFG’s subsidiary as underwriting compensation, net of stock issue expense, was included in the total Capital surplus balance in addition to the balance mentioned above.

Common Stock Issued during the fiscal year ended March 31, 2010

On December 21, 2009, MUFG issued 2,337,000,000 shares of common stock by way of offering. This type of stock was offered at ¥412.53 per share (issue price and selling price at ¥428.00 per share) for ¥964,082 million. As a result, ¥482,041 million was included in Capital stock, and the same amount was also included in Capital surplus.

On December 22, 2009, MUFG sold 163,000,000 shares of common stock through a secondary offering of shares by way of over-allotment, in which an underwriter borrows securities from certain shareholder(s) of MUFG to sell the shares, at a selling price of ¥428.00 per shares for ¥69,764 million. In connection with the secondary offering by way of over-allotment, on December 25, 2009, MUFG issued 163,000,000 new shares of common stock by way of third-party allotment at ¥412.53 per share for ¥67,242 million. As a result, ¥33,621 million was included in Capital stock, and the same amount was also included in Capital surplus.

As for Capital surplus, the fee retained by MUFG’s subsidiary as underwriting compensation, net of stock issue expense, was included in the total Capital surplus balance in addition to the balance mentioned above.

Treasury Stock

The Company Law permits Japanese companies to effect purchases of their own shares pursuant to a resolution by the shareholders at an annual general meeting until the conclusion of the following ordinary general meeting of shareholders, and to hold such shares as their treasury stock indefinitely regardless of purpose. However, the Company Law requires the amount of treasury stock purchased should be within the amount of retained earnings available for dividends. Disposition of treasury stock is subject to the approval of the Board of Directors and is to follow the procedures similar to a public offering of shares for subscription.

Parent Company Shares Held by Subsidiaries and Affiliated Companies

At March 31, 2010, certain subsidiaries and affiliated companies owned shares of common stock of MUFG. Such shares are included in treasury stock in the consolidated balance sheets and deducted from the MUFG‘s shareholders’ equity.

RETAINED EARNINGS, LEGAL RESERVE AND DIVIDENDS	12 Months Ended
Mar. 31, 2010
RETAINED EARNINGS, LEGAL RESERVE AND DIVIDENDS

19.    RETAINED EARNINGS, LEGAL RESERVE AND DIVIDENDS

In addition to the Company Law, Japanese banks, including BTMU and MUTB, are required to comply with the Banking Law of Japan (the “Banking Law”).

Legal Reserve Set Aside as Appropriation of Retained Earnings and Legal Capital Surplus

Under the Company Law

The Company Law provides that an amount at least equal to 10% of the aggregate amount of cash dividends and certain appropriations of retained earnings associated with cash outlays applicable to each period shall be appropriated and set aside as a legal reserve until the aggregate amount of legal reserve set aside as an appropriation of retained earnings and the legal capital surplus equals 25% of stated capital as defined in the Company Law.

Under the Banking Law

The Banking Law provides that an amount at least equal to 20% of the aggregate amount of cash dividends and certain appropriations of retained earnings associated with cash outlays applicable to each fiscal period shall be appropriated and set aside as a legal reserve until the aggregate amount of legal reserve set aside as appropriation of retained earnings and the legal capital surplus equals 100% of stated capital as defined in the Company Law.

Transfer of Legal Reserve

Under the Company Law

Under the Company Law, Japanese companies, including MUFG, were permitted, pursuant to a resolution by the shareholders at a general meeting, to make legal reserve set aside as appropriation of retained earnings and legal capital surplus available for dividends until the aggregate amount of the legal reserve and legal capital surplus equals 25% of stated capital as defined in the Company Law.

Under the Company Law, Japanese companies, including MUFG, BTMU and MUTB, are permitted, primarily pursuant to a resolution by the shareholders at a general meeting, to transfer legal capital surplus and legal reserve to stated capital and/or retained earnings without limitations of thresholds, thereby effectively removing the thresholds provided for in the Company Law and Banking Law at the company’s discretion.

Under the Banking Law

Under the Banking Law, Japanese banks, including BTMU and MUTB, were permitted, pursuant to a resolution by the shareholders at a general meeting, to make legal reserve set aside as an appropriation of retained earnings and legal capital surplus available for dividends until the aggregate amount of the legal reserve and legal capital surplus equals 100% of stated capital as defined in the Company Law.

Unappropriated Retained Earnings (Accumulated Deficit) and Dividends

In addition to the provision that requires an appropriation for legal reserve as described above, the Company Law and the Banking Law impose certain limitations on the amount available for dividends.

Under the Company Law, the amount available for dividends is based on the amount recorded in MUFG’s general books of account maintained in accordance with accounting principles generally accepted in Japan (“Japanese GAAP”). The adjustments included in the accompanying consolidated financial statements but not recorded in MUFG’s general books of account, as explained in Note 1, have no effect on the determination of retained earnings available for dividends under the Company Law. Under the Banking Law, MUFG, BTMU and MUTB have to meet the minimum capital adequacy requirements and distributions of retained earnings of MUFG, BTMU and MUTB, which are otherwise distributable to shareholders, are restricted in order to maintain the minimum 4.0% Tier I capital for capital adequacy purpose.

MUFG was established on April 2, 2001 with common stock of ¥924,400 million, preferred stock of ¥222,100 million, legal capital surplus of ¥2,838,693 million and no retained earnings in accordance with the Code and Japanese GAAP.

On October 1, 2005, MUFG started with common stock and preferred stock of ¥1,383,052 million, legal capital surplus of ¥3,577,570 million and retained earnings of ¥757,458 million in accordance with the Code and Japanese GAAP.

MUFG’s amount available for dividends, at March 31, 2010, was ¥4,421,862 million, which is based on the amount recorded in MUFG’s general books of account under Japanese GAAP.

Annual dividends, including those for preferred stock, are approved by the shareholders at an annual general meeting held subsequent to the fiscal year to which the dividends are applicable. In addition, a semi-annual interim dividend payment may be made by resolution of the Board of Directors, subject to limitations imposed by the Company Law and the Banking Law.

In the accompanying consolidated statements of equity, dividends and appropriations to legal reserve shown for each fiscal year represent dividends approved and paid during the fiscal year and the related appropriation to legal reserve.

NONCONTROLLING INTERESTS	12 Months Ended
Mar. 31, 2010
NONCONTROLLING INTERESTS

20.    NONCONTROLLING INTERESTS

Deconsolidation of the Subsidiaries

The amount of gains (losses) recognized due to deconsolidation of subsidiaries for the fiscal years ended March 31, 2008, 2009 and 2010 were ¥(778) million, ¥(320) million and ¥32,420 million, respectively, and gains related to the remeasurement of retained investments were ¥18,782 million for the fiscal year ended March 31, 2010. These gains and losses were recognized under “Other non-interest income” and “Other non-interest expenses,” respectively in the consolidated statements of operations.

On October 1, 2009, Senshu Bank, a former consolidated subsidiary of MUFG Group, and The Bank of Ikeda Ltd. (“Bank of Ikeda”) incorporated Senshu Ikeda Holdings, Inc. through share exchange transaction based on the business integration agreement entered into by BTMU, Senshu Bank and Bank of Ikeda on May 25, 2009. As a result of the business integration, MUFG Group acquired shares of Senshu Ikeda Holdings, Inc. in exchange for MUFG Group’s shares of Senshu Bank and ceased to have a controlling financial interest in Senshu Bank. Senshu Bank was deconsolidated and Senshu Ikeda Holdings, Inc. became an equity method investee of MUFG from October 1, 2009. MUFG recorded the retained investment at fair value, as measured by the quoted market price of Senshu Ikeda Holdings, Inc. and recognized a gain of ¥29,004 million in the consolidated statement of operations.

Supplemental Schedule

Transactions between Mitsubishi UFJ Financial Group and the noncontrolling interests for the fiscal year ended March 31, 2010 were as follow:

2010
(in millions)
Net income attributable to Mitsubishi UFJ Financial Group	¥859,819
Transactions between Mitsubishi UFJ Financial Group and the noncontrolling interests:
Conversion of preferred stock to common stock issued by a subsidiary	(641)
Other	221

Net transfers to noncontrolling interests	(420)

Change from net income attributable to Mitsubishi UFJ Financial Group and transactions between Mitsubishi UFJ Financial Group and the noncontrolling interests	¥859,399

REGULATORY CAPITAL REQUIREMENTS	12 Months Ended
Mar. 31, 2010
REGULATORY CAPITAL REQUIREMENTS

21.    REGULATORY CAPITAL REQUIREMENTS

Japan

MUFG, BTMU, MUTB and MUS are subject to various regulatory capital requirements promulgated by the regulatory authorities of the countries in which they operate. Failure to meet minimum capital requirements will initiate certain mandatory actions by regulators that, if undertaken, could have a direct material effect on MUFG’s consolidated financial statements.

In Japan, MUFG, BTMU, and MUTB are subject to regulatory capital requirements promulgated by the Financial Services Agency of Japan (“FSA”) in accordance with the provisions of the Banking Law and related regulations. A banking institution is subject to the minimum capital requirements both on a consolidated basis and a stand-alone basis, and is required to maintain the minimum capital irrespective of whether it operates independently or as a subsidiary under the control of another company. When a bank holding company manages operations of its banking subsidiaries, it is required to maintain the minimum capital adequacy ratio on a consolidated basis in the same manner as its subsidiary banks. The FSA provides two sets of capital adequacy guidelines. One is a set of guidelines applicable to Japanese banks and bank holding companies with foreign offices conducting international operations, as defined, and the other is applicable to Japanese banks and bank holding companies that are not engaged in international operations conducted by foreign offices.

Under the capital adequacy guidelines applicable to a Japanese banking institution with international operations conducted by foreign offices, a minimum capital ratio of 8.0% is required.

The Basel Committee on Banking Supervision of the Bank for International Settlements (“BIS”) sets capital adequacy standards for all internationally active banks to ensure minimum level of capitals.

The Basel Committee worked over recent years to revise the 1988 Accord, and in June 2004, “International Convergence of Capital Measurement and Capital Standards: A Revised Framework” called Basel II was released. MUFG calculated capital ratios as of March 31, 2009 and 2010 in accordance with Basel II.

Basel II is based on “three pillars”: (1) minimum capital requirements, (2) the self-regulation of financial institutions based on supervisory review process, and (3) market discipline through the disclosure of information. The framework of the 1988 Accord, Basel I, is improved and expanded to be included in “minimum capital requirements” as the first pillar of Basel II.

As for the denominator of the capital ratio, retaining the Basel I Framework, Basel II provides more risk-sensitive approaches and a range of options for determining the risk-weighted assets.

“Credit Risk”

The revised Framework provides options for determining the risk-weighted assets for credit risk to allow banks to select approaches that are most appropriate for their level of risk assessment while the Basel I Framework provided a sole measurement approach. Banks choose one of three approaches: “Standardized Approach”, “Foundation Internal Ratings-Based Approach (“FIRB”)” or “Advanced Internal Ratings-Based Approach (“AIRB”).”

“Market Risk”

In the “Amendment to the Capital Accord to incorporate market risks” of the year 1996, a choice between two methodologies “the Standardized Methodology” and “Internal Models Approach” is permitted. “Combination of Internal Models Approach and the Standardized Methodology” is also allowed under certain conditions. This is unchanged in Basel II.

“Operational Risk”

Operational risk, which is defined as the risk of loss resulting from inadequate or failed internal processes, people and systems or from external events, is newly added in Basel II. Basel II presents three methods for calculating operational risk capital charges: (i) the Basic Indicator Approach; (ii) the Standardized Approach; or (iii) Advanced Measurement Approaches (“AMA”). Banks adopt one of the three approaches to determine the risk-weighted assets for operational risk.

Banks need to obtain approval from their supervisors prior to adopting the following approaches to calculate capital requirements for each risk:

•	the Internal Ratings-Based (“IRB”) Approach for credit risk

•	the Internal Models Approach for market risk

•	the Standardized Approach and AMA for operational risk

On the other hand, as for the numerator of the capital ratio, Basel II takes over in principle the eligible regulatory capital stipulated in Basel I.

Capital is classified into three tiers, referred to as Tier I, Tier II and Tier III capital and deductions from capital.

Tier I capital generally consists of equity items, including common stock, preferred stock, capital surplus, noncontrolling interests and retained earnings, less any recorded goodwill and other items such as treasury stock. Tier II capital generally consists of general reserves for credit losses up to 1.25% of risk-weighted assets, 45% of the unrealized gains on investment securities available for sale, 45% of the land revaluation excess, the balance of perpetual subordinated debt and the balance of subordinated term debt with an original maturity of over five years subject to some limitations, up to 50% of Tier I capital. Preferred stock is includable in Tier I capital unless the preferred stock has a fixed maturity, in which case, such preferred stock will be a component of Tier II capital. Tier III capital generally consists of short-term subordinated debt with an original maturity of at least two years, subject to certain limitations. At least 50% of a bank’s capital base must be maintained in the form of Tier I capital.

Deductions include a banks’ holdings of capital issued by other banks, or deposit-taking institutions and investments in subsidiaries engaged in banking and financial activities which are not consolidated in accordance with Japanese GAAP.

Due to a change in credit risk measurement by adopting Basel II, general provisions for credit losses can be included in Tier II capital according to the proportion of credit risk-weighted assets subject to the Standardized Approach only. Under the IRB approach, the capital is adjusted by the amount of the difference between total eligible provisions and total expected losses calculated within the IRB approach. Under certain conditions, banks are also required to deduct from regulatory capital securitization exposure, any increase in equity capital resulting from a securitization transaction and expected losses on equity exposures under the Probability of Default/Loss Given Default approach.

If a banking institution is not engaged in international operations conducted by foreign offices, it is subject to another set of capital adequacy requirements with a minimum capital ratio of 4.0%. Such guidelines incorporate measures of risk under the risk-weighted approach similar to the guidelines applicable to banking institutions with international operations. Qualifying capital is classified into Tier I and Tier II capital.

The Banking Law and related regulations require that one of three categories be assigned to banks and bank holding companies, based on its risk-adjusted capital adequacy ratio if the bank fails to meet the minimum target capital adequacy ratio. These categories indicate capital deterioration, which may be subject to certain prompt corrective action by the FSA.

MUFG, BTMU and MUTB have international operations conducted by foreign offices, as defined, and are subject to the 8.0% capital adequacy requirement.

The MUFG Group’s proprietary assets do not include trust assets under management and administration in a capacity of agent or fiduciary and, accordingly trust account assets are generally not included in the capital measure. However, guarantees for trust principal are counted as off-balance-sheet items requiring a capital charge in accordance with the capital adequacy guidelines.

In Basel II, MUFG and most of its major subsidiaries adopt AIRB to calculate capital requirements for credit risk. MUFG and most of its major subsidiaries adopt the Standardized Approach to calculate capital requirements for operational risk. As for market risk, MUFG and most of its major subsidiaries adopt the Internal Models Approach mainly to calculate general market risk and adopt the Standardized Methodology to calculate specific risk.

The risk-adjusted capital amounts and ratios of MUFG, BTMU and MUTB presented in the following table are based on amounts calculated in accordance with Japanese GAAP as required by the FSA:

	Actual		For capital adequacy purposes
	Amount	Ratio	Amount	Ratio
	(in millions, except percentages)
Consolidated:
At March 31, 2009:
Total capital (to risk-weighted assets):
MUFG	¥11,478,440	11.77%	¥7,799,477	8.00%
BTMU	9,637,052	12.02	6,413,908	8.00
MUTB	1,447,919	12.70	911,627	8.00
Tier I capital (to risk-weighted assets):
MUFG	7,575,189	7.76	3,899,738	4.00
BTMU	6,127,624	7.64	3,206,954	4.00
MUTB	1,159,785	10.17	455,814	4.00
At March 31, 2010:
Total capital (to risk-weighted assets):
MUFG	¥13,991,766	14.87%	¥7,526,507	8.00%
BTMU	11,965,085	15.54	6,158,125	8.00
MUTB	1,737,210	16.02	867,354	8.00
Tier I capital (to risk-weighted assets):
MUFG	10,009,643	10.63	3,763,253	4.00
BTMU	8,349,500	10.84	3,079,062	4.00
MUTB	1,352,012	12.47	433,677	4.00

Stand-alone:
At March 31, 2009:
Total capital (to risk-weighted assets):
BTMU	¥9,431,674	12.74%	¥5,920,101	8.00%
MUTB	1,411,772	12.49	903,726	8.00
Tier I capital (to risk-weighted assets):
BTMU	6,175,439	8.34	2,960,050	4.00
MUTB	1,112,966	9.85	451,863	4.00
At March 31, 2010:
Total capital (to risk-weighted assets):
BTMU	¥11,667,072	16.34%	¥5,711,394	8.00%
MUTB	1,738,081	16.10	863,354	8.00
Tier I capital (to risk-weighted assets):
BTMU	8,276,159	11.59	2,855,697	4.00
MUTB	1,305,511	12.09	431,677	4.00

MUS and other securities subsidiaries in Japan and overseas are also subject to regulatory capital requirements of the countries or jurisdictions in which they operate. In Japan, the Financial Instruments and Exchange Law and related ordinance require financial instruments firms to maintain a minimum capital ratio of 120% calculated as a percentage of capital accounts less certain fixed assets, as determined in accordance with Japanese GAAP, against amounts equivalent to market, counterparty credit and operations risks. Specific guidelines are issued as a ministerial ordinance which details the definition of essential components of the capital ratios, including capital, deductible fixed asset items and risks, and related measures. Failure to maintain a minimum capital ratio will trigger mandatory regulatory actions. A capital ratio of less than 140% will call for regulatory reporting and a capital ratio of less than 100% may lead to a suspension of all or part of the business for a period of time and cancellation of a registration.

At March 31, 2009 and 2010, MUS’s capital accounts less certain fixed assets of ¥502,823 million and ¥505,693 million, were 353.7% and 342.9 % of the total amounts equivalent to market, counterparty credit and operations risks, respectively.

Management believes, as of March 31, 2010, that MUFG, BTMU, MUTB and other regulated securities subsidiaries met all capital adequacy requirements to which they are subject.

United States of America

In the United States of America, UNBC and its banking subsidiary Union Bank, N.A. (On December 18, 2008, Union Bank changed its name from Union Bank of California, N.A.), BTMU’s largest subsidiaries operating outside Japan, are subject to various regulatory capital requirements administered by U.S. Federal banking agencies, including minimum capital requirements. Under the capital adequacy guidelines and the regulatory framework for prompt corrective action, UNBC and Union Bank must meet specific capital guidelines that involve quantitative measures of UNBC’s and Union Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under U.S. regulatory accounting practices. UNBC’s and Union Bank’s capital amounts and Union Bank’s prompt corrective action classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require UNBC and Union Bank to maintain minimum ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier I capital (as defined) to quarterly average assets (as defined).

The figures on the tables below are calculated according to Basel I as UNBC and Union Bank do not meet the criteria in the new U.S. rules which would make adoption of the new Basel II rules mandatory. UNBC’s and the Union Bank’s actual capital amounts and ratios are presented as follows:

	Actual		For capital adequacy purposes
	Amount	Ratio	Amount	Ratio
	(in millions, except percentages)
UNBC:
At December 31, 2008:
Total capital (to risk-weighted assets)	$7,240	11.63%	$4,980	8.00%
Tier I capital (to risk-weighted assets)	5,467	8.78	2,490	4.00
Tier I capital (to quarterly average assets)(1)	5,467	8.42	2,597	4.00
At December 31, 2009:
Total capital (to risk-weighted assets)	$9,203	14.54%	$5,064	8.00%
Tier I capital (to risk-weighted assets)	7,485	11.82	2,532	4.00
Tier I capital (to quarterly average assets)(1)	7,485	9.45	3,169	4.00

Note:

(1)	Excludes certain intangible assets.

	Actual		For capital adequacy purposes		Ratios OCC requires to be “well capitalized”
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(in millions, except percentages)
Union Bank:
At December 31, 2008:
Total capital (to risk-weighted assets)	$6,831	11.01%	$4,962	8.00%	$6,203	10.00%
Tier I capital (to risk-weighted assets)	5,380	8.67	2,481	4.00	3,722	6.00
Tier I capital (to quarterly average assets)(1)	5,380	8.31	2,590	4.00	3,237	5.00
At December 31, 2009:
Total capital (to risk-weighted assets)	$8,686	13.73%	$5,062	8.00%	$6,327	10.00%
Tier I capital (to risk-weighted assets)	7,207	11.39	2,531	4.00	3,796	6.00
Tier I capital (to quarterly average assets)(1)	7,207	9.05	3,184	4.00	3,980	5.00

Note:

(1)	Excludes certain intangible assets.

Management believes, as of December 31, 2009, that UNBC and Union Bank met all capital adequacy requirements to which they are subject.

As of December 31, 2008 and 2009, the most recent notification from the U.S. Office of the Comptroller of the Currency (“OCC”) categorized Union Bank as “well capitalized” under the regulatory framework for prompt corrective action. To be categorized as “well capitalized,” Union Bank must maintain a minimum total risk-based capital ratio of 10%, a Tier I risk-based capital ratio of 6%, and a Tier I leverage ratio of 5% as set forth in the table. There are no conditions or events since that notification that management believes have changed Union Bank’s category.

EARNINGS (LOSS) PER COMMON SHARE APPLICABLE TO COMMON SHAREHOLDERS OF MUFG	12 Months Ended
Mar. 31, 2010
EARNINGS (LOSS) PER COMMON SHARE APPLICABLE TO COMMON SHAREHOLDERS OF MUFG

22.    EARNINGS (LOSS) PER COMMON SHARE APPLICABLE TO COMMON SHAREHOLDERS OF MUFG

Reconciliations of net income (loss) and weighted average number of common shares outstanding used for the computation of basic earnings (loss) per common share to the adjusted amounts for the computation of diluted earnings (loss) per common share for the fiscal years ended March 31, 2008, 2009 and 2010 are as follows:

	2008	2009	2010
	(in millions)
Income (loss) (Numerator):
Income (loss) from continuing operations	¥(501,290)	¥(1,504,299)	¥875,076
Loss from discontinued operations—net	(2,670)	—	—

Net income (loss) before attribution of noncontrolling interests	(503,960)	(1,504,299)	875,076
Net income (loss) attributable to noncontrolling interests	38,476	(36,259)	15,257

Net income (loss) attributable to Mitsubishi UFJ Financial Group	(542,436)	(1,468,040)	859,819
Income allocable to preferred shareholders:
Cash dividends paid	(6,669)	(6,399)	(21,678)
Beneficial conversion feature	(7,909)	(9,478)	—
Effect of induced conversion of Mitsubishi UFJ NICOS Co., Ltd. Class 1 stock (Note 3)	—	(7,676)	—

Net income (loss) available to common shareholders of Mitsubishi UFJ Financial Group	(557,014)	(1,491,593)	838,141

Effect of dilutive instruments:
Convertible preferred stock—Mitsubishi UFJ Merrill Lynch PB Securities Co., Ltd.	—	—	(1,123)
Stock options—kabu.com Securities	—	—	(1)

Net income (loss) available to common shareholders of Mitsubishi UFJ Financial Group and assumed conversions	¥(557,014)	¥(1,491,593)	¥837,017

	2008	2009	2010
	(thousands of shares)
Shares (Denominator):
Weighted average common shares outstanding	10,305,911	10,821,091	12,324,315
Effect of dilutive instruments:
Convertible preferred stock	—	—	1
Stock options	—	—	8,365

Weighted average common shares for diluted computation	10,305,911	10,821,091	12,332,681

	2008	2009	2010
	(in yen)
Earnings (loss) per common share applicable to common shareholders of Mitsubishi UFJ Financial Group:
Basic earnings (loss) per common share:
Income (loss) from continuing operations available to common shareholders of Mitsubishi UFJ Financial Group	¥(53.79)	¥(137.84)	¥68.01
Loss from discontinued operations	(0.26)	—	—

Net income (loss) available to common shareholders of Mitsubishi UFJ Financial Group	¥(54.05)	¥(137.84)	¥68.01

Diluted earnings (loss) per common share:
Income (loss) from continuing operations available to common shareholders of Mitsubishi UFJ Financial Group	¥(53.79)	¥(137.84)	¥67.87
Loss from discontinued operations	(0.26)	—	—

Net income (loss) available to common shareholders of Mitsubishi UFJ Financial Group	¥(54.05)	¥(137.84)	¥67.87

For the fiscal year ended March 31, 2008, Class 8, Class 11 and Class 12 Preferred Stock, convertible preferred stock issued by Senshu Bank and Mitsubishi UFJ NICOS, 1/4% Convertible Bonds due 2014 issued by MUS and stock options issued by MUFG, MUS, kabu.com Securities, UNBC, MU Hands-on Capital Ltd. and Palace Capital Partners A Co., Ltd. could potentially dilute earnings per common share but were not included in the computation of diluted earnings per common share due to their antidilutive effects.

For the fiscal year ended March 31, 2009, Class 11 Preferred Stock, convertible preferred stock issued by Senshu Bank and Mitsubishi UFJ Merrill Lynch PB Securities Co., Ltd. and stock options issued by MUFG, kabu.com Securities, MU Hands-on Capital Ltd. and FOODSNET Corporation could potentially dilute earnings per common share but were not included in the computation of diluted earnings per common share due to their antidilutive effects.

For the fiscal year ended March 31, 2010, stock options issued by MU Hands-on Capital Ltd. could potentially dilute earnings per common share but were not included in the computation of diluted earnings per common share due to their antidilutive effects.

In computing the number of the potentially dilutive common shares for the fiscal year ended March 31, 2010, Class 11 Preferred Stock has been based on the conversion price at March 31, 2010 (i.e., ¥865.9).

DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Mar. 31, 2010
DERIVATIVE FINANCIAL INSTRUMENTS

23.    DERIVATIVE FINANCIAL INSTRUMENTS

The MUFG Group uses various derivative financial instruments both for trading purposes and for purposes other than trading (primarily risk management purposes) in the normal course of business to meet the financial needs of its customers, as a source of revenue and to manage its exposures to a variety of risks. Market risk is the possibility that future changes in market indices make the financial instruments less valuable. The MUFG Group is a party to derivatives, including swaps, forwards, options and other types of derivatives, dealing primarily with market risk associated with interest rate, foreign currency, equity and commodity prices, and credit risk associated with counterparty’s nonperformance of transactions.

Credit risk is the possibility that a loss may result from a counterparty’s failure to perform according to the terms and conditions of the contract, which may exceed the value of underlying collateral. To reduce credit risk, the MUFG Group may require collateral or guaranties based on a case-by-case assessment of creditworthiness of each customer and evaluation of the instrument. The MUFG Group also uses master netting agreements in order to mitigate overall counterparty credit risk.

Trading Activities

The MUFG Group’s trading activities include dealing and customer accommodation activities. As part of its trading activities, the MUFG Group offers a variety of derivative financial instruments and debt instruments for managing interest rate and foreign exchange risk to its domestic and foreign corporate and financial institution customers. The MUFG Group also enters into other types of derivative transactions, including equity and credit-related contracts, for its own account.

Risk Management Activities

As part of MUFG’s risk management activities, asset and liability management is viewed as one of the methods for the MUFG Group to manage its interest rate exposures on interest-bearing assets and liabilities. The MUFG Group uses certain derivative financial instruments in order to minimize significant unplanned fluctuations in earnings that are caused by interest rate volatility. For example, an increase or a decrease of interest income and interest expense on hedged variable-rate assets and liabilities as a result of interest rate fluctuations are expected to substantially offset the variability in earnings by gains and losses on the derivative instruments that are linked to these hedged assets and liabilities.

The MUFG Group enters into interest rate swaps and other contracts primarily to manage the interest rate volatility of its loans, investment securities and deposit liabilities. Interest rate contracts, which are generally non-leveraged generic interest rate and basis swaps, options and futures, allow the MUFG Group to effectively manage its interest rate risk position. Option contracts primarily consist of caps, floors, swaptions and options on index futures. Futures contracts used for asset and liability management activities are primarily index futures providing for cash payments based upon the movement of an underlying rate index. The MUFG Group enters into forward exchange contracts, currency swaps and other contracts in response to currency exposures resulting from on-balance-sheet assets and liabilities denominated in foreign currencies in order to limit the net foreign exchange position by currency to an appropriate level.

Derivatives Designated as Hedges

The MUFG Group adopts hedging strategies and applies hedge accounting to certain derivative transactions entered by UNBC whose fiscal periods end on December 31.

Cash Flow Hedges

Hedging Strategies for Variable Rate Loans, Borrowings and Certificates of Deposit (“CD”) and Other Time Deposits

UNBC engages in several types of cash flow hedging strategies related to forecasted future interest payments, with the hedged risk being the variability in those payments due to changes in the designated benchmark rate, e.g., U.S. dollar LIBOR. In these strategies, the hedging instruments are matched with groups of similar variable rate instruments such that the reset tenor of the variable rate instruments and that of the hedging instrument are identical. Cash flow hedging strategies include the utilization of purchased floor, cap, collars and corridor options and interest rate swaps. At December 31, 2009, the weighted average remaining life of the currently active (excluding any forward positions) cash flow hedges was approximately 2.2 years.

UNBC uses purchased interest rate floors to hedge the variable cash flows associated with 1-month or 3-month LIBOR indexed loans. Payments received under the floor contract offset the decline in loan interest income if the relevant LIBOR index falls below the floor’s strike rate.

UNBC uses interest rate floor corridors to hedge the variable cash flows associated with 1-month or 3-month LIBOR indexed loans. Net payments to be received under the floor corridor contracts offset the decline in loan interest income if the relevant LIBOR index falls below the corridor’s upper strike rate, but only to the extent the index remains above the lower strike rate. The corridor will not provide protection from declines in the relevant LIBOR index to the extent it falls below the corridor’s lower strike rate.

UNBC uses interest rate collars to hedge the variable cash flows associated with 1-month or 3-month LIBOR indexed loans. Net payments received under the collar contract offset declines in loan interest income if the relevant LIBOR index falls below the collar’s floor strike rate, while net payments paid reduce the increase in loan interest income if the LIBOR index rises above the collar’s cap strike rate.

UNBC uses interest rate swaps to hedge the variable cash flows associated with 1-month or 3-month LIBOR indexed loans. Payments received (or paid) under the swap contract offset fluctuations in loan interest income caused by changes in the relevant LIBOR index. As such, these instruments hedge all fluctuations in the loans’ interest income caused by changes in the relevant LIBOR index.

UNBC uses purchased interest rate caps to hedge the variable interest cash flows associated with 1-month or 3-month LIBOR indexed borrowings. Payments received under the cap contract offset the increase in borrowing interest expense if the relevant LIBOR index rises above the cap’s strike rate.

UNBC uses purchased interest rate caps to hedge the variable interest cash flows associated with the forecasted issuance and rollover of short-term, fixed rate CDs. In these hedging relationships, UNBC hedges the change in interest rates based on 1-month, 3-month, and 6-month LIBOR, which is consistent with the CDs’ original term to maturity and reflects their repricing frequency. Net payments to be received under the cap contract offset increases in interest expense caused by the relevant LIBOR index rising above the cap’s strike rate.

UNBC uses interest rate cap corridors to hedge the variable cash flows associated with the forecasted issuance and rollover of short-term, fixed rate CDs. In these hedging relationships, UNBC hedges changes in interest rates, either 1-month, 3-month, or 6-month LIBOR, based on the original term to maturity of the CDs. Net payments received under the cap corridor contract offset increases in deposit interest expense caused by the relevant LIBOR index rising above the corridor’s lower strike rate, but only to the extent the index does not exceed the upper strike rate. The corridor will not provide protection from increases in the relevant LIBOR index to the extent it rises above the corridor’s upper strike rate.

Hedging transactions are structured at inception so that the notional amounts of the hedging instruments are matched to an equal principal amount of loans, CDs, or borrowings, the index and repricing frequencies of the hedging instruments match those of the loans, CDs, or borrowings and the period in which the designated hedged cash flows occurs is equal to the term of the hedge instruments. As such, most of the ineffectiveness in the hedging relationship results from the mismatch between the timing of reset dates on the hedging instruments versus those of the loans, CDs or borrowings.

For cash flow hedges, the effective portion of the gain or loss on the hedging instruments is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged cash flows are recognized in net interest income. Gains and losses representing hedge ineffectiveness or hedge components excluded from the assessment of hedge effectiveness are recognized in noninterest expense in the period in which they arise. Based upon amounts included in accumulated other changes in equity from nonowner sources at March 31, 2010, the MUFG Group expects to realize approximately ¥3.3 billion in net interest income for the fiscal year ending March 31, 2011. This amount could differ from amounts actually realized due to changes in interest rates and the addition of other hedges subsequent to March 31, 2010.

Fair Value Hedges

Hedging Strategy for Subordinated Debt

In the first quarter of 2009, UNBC terminated all of its interest rate swaps, which were previously used to hedge subordinated debt. The notional amount of the terminated swaps was ¥87.5 billion. These swaps were not replaced. As a result of the termination, UNBC received ¥15.4 billion in cash, which is treated as a deferred gain and recognized over the remaining contractual life of the subordinated debt.

Economic Hedging

In 2008, UNBC began offering markets-linked certificates of deposit. The terms of the market-linked CD allow the client to earn the higher of either a minimum fixed rate of interest or a return tied to the Standard and Poor’s 500 index (“S&P 500”) or the Dow Jones UBS Commodity Index. UNBC hedges its exposure to the embedded derivative contained in market-linked CDs with a perfectly matched over-the-counter call option. Both the embedded derivative and call option are recorded at fair value with the realized and unrealized changes in fair value recorded in noninterest income within trading account activities.

Impact of Derivatives on the Consolidated Balance Sheet

The following table summarizes the notional amount of derivative contracts at March 31, 2010:

At March 31, 2010:	Notional amounts(1)
(in trillions)
Interest rate contracts	¥692.2
Foreign exchange contracts	112.7
Equity contracts	2.0
Commodity contracts	1.4
Credit derivatives	7.9
Others	1.1

Total	¥817.3

Note:

(1)	Represents the total notional amount of derivative contracts and includes both written and purchased options.

The following table summarizes fair value information on derivative instruments that are recorded on the MUFG Group’s consolidated balance sheet at March 31, 2010:

	Fair Value of Derivative Instruments(1)(5)
At March 31, 2010:	Not designated as hedges(2)	Designated as hedges(3)	Total derivatives(4)
	(in billions)
Derivative assets:
Interest rate contracts	¥6,372	¥9	¥6,381
Foreign exchange contracts	2,200	—	2,200
Equity contracts	46	—	46
Commodity contracts	172	—	172
Credit derivatives	65	—	65

Total derivative assets	¥8,855	¥9	¥8,864

Derivative liabilities:
Interest rate contracts	¥6,118	¥1	¥6,119
Foreign exchange contracts	2,094	—	2,094
Equity contracts	121	—	121
Commodity contracts	118	—	118
Credit derivatives	69	—	69
Others(6)	(108)	—	(108)

Total derivative liabilities	¥8,412	¥1	¥8,413

Notes:

(1)	The fair value of derivative instruments is presented on a gross basis even when derivative instruments are subject to master netting agreements. Cash collateral payable and receivables associated with derivative instruments are not added to or netted against the fair value amounts.
(2)	The derivative instruments which are not designated as a hedging instrument are held for trading and risk management purpose, and are classified in Trading account assets/liabilities except for (6).
(3)	The MUFG Group adopts hedging strategies and applies hedge accounting to certain derivative transactions entered by UNBC. The derivative instruments which are designated as a hedging instrument are classified in Other assets or Other liabilities.
(4)	This table does not include contracts with embedded derivatives for which the fair value option has been elected.
(5)	For more information about fair value measurement and assumptions used to measure the fair value of derivatives, see Note 31.
(6)	Others include bifurcated embedded derivatives carried at fair value which are classified in deposits and long-term debt.

Impact of Derivatives and Hedged Items on the Consolidated Statement of Operations and on Accumulated Other Changes in Equity from Nonowner Sources

The following tables reflect more detailed information regarding the derivative-related impact on the consolidated statement of operations by accounting designation for the fiscal year ended March 31, 2010:

Gains and losses for trading and risk management derivatives (not designated as hedging instruments)

	Trading and Risk Management Derivatives gains and losses (Not designated as hedging instruments)
For the fiscal year ended March 31, 2010:	Foreign exchange gains (losses)—net	Trading account profits (losses)—net	Total
	(in billions)
Interest rate contracts	¥—	¥213	¥213
Foreign exchange contracts	33	—	33
Equity contracts	—	(217)	(217)
Commodity contracts	—	(9)	(9)
Credit derivatives	—	(97)	(97)
Others	(2)	22	20

Total	¥31	¥(88)	¥(57)

Gains and losses for derivatives designated as cash flow hedges

	Gains and losses for derivatives designated as cash flow hedges
	The amount of gains (losses) recognized in Accumulated other changes in equity from nonowner sources on derivative instruments (Effective portion)	Gains (Losses) reclassified from Accumulated other changes in equity from nonowner sources into income (Effective portion)		Gains (Losses) recognized in income on derivative instruments (Ineffective portion and amount excluded from effectiveness testing)
For the fiscal year ended March 31, 2010:		Classification	Amount	Classification	Amount
	(in billions)
Interest rate contracts	¥4	Interest income	¥12		¥—

Total	¥4		¥12		¥—

Embedded Derivatives

Features embedded in other non-derivative hybrid contracts are separated from the host contracts and measured at fair value when they are not clearly and closely related to the host contracts and meet the definition of a derivative. The change in the fair value of such an embedded derivative is recognized currently in earnings, unless it qualifies as a hedge. The fair value of the embedded derivative is presented in the consolidated balance sheets with the host contract. The MUFG Group accounts for credit-linked notes as host contracts with embedded derivatives and measures the entire contracts at fair value.

Credit Derivatives

The MUFG Group enters into credit derivatives to manage credit risk exposures, to facilitate client transactions, and for proprietary trading purpose, under which they provide counterparty protection against the risk of default on a set of debt obligations issued by a specified reference entity or entities. Types of these credit derivatives include principally single name credit default swaps, index and basket credit default swaps and credit-linked notes. The MUFG Group will have to perform under a credit derivative if a credit event as defined under the contract occurs. Such credit events include bankruptcy, dissolution or insolvency of the referenced entity, default and restructuring of the obligations of the referenced entity. The MUFG Group’s counterparties are banks, broker-dealers, insurance and other financial institutions. The contractual or notional amounts of these instruments represent the maximum potential amounts of future payments without consideration of possible recoveries under recourse provisions or from collateral held or pledged. The table below summarizes certain information regarding protection sold through credit default swaps and credit-linked notes as of March 31, 2009 and 2010:

	Protection sold
	Maximum potential/Notional amount by expiration period				Estimated fair value
At March 31, 2009:	Less than 1 year	1-5 years	Over 5 years	Total	(Asset)/ Liability(1)
	(in millions)
Single name credit default swaps:
Investment grade(2)	¥212,209	¥1,895,384	¥57,741	¥2,165,334	¥136,879
Non-investment grade	29,923	257,401	1,277	288,601	38,339
Not rated	—	15,911	—	15,911	595

Total	242,132	2,168,696	59,018	2,469,846	175,813

Index and basket credit default swaps held by BTMU:
Investment grade(2)	45,429	450,247	7,835	503,511	27,096
Non-investment grade	1,991	39,555	—	41,546	4,521
Not rated	—	17,342	—	17,342	9,922

Total	47,420	507,144	7,835	562,399	41,539
Index and basket credit default swaps held by MUS:
Investment grade(2)	10,000	393,922	2,000	405,922	40,838
Non-investment grade	—	5,000	—	5,000	1,920
Not rated	—	1,291	—	1,291	(3)

Total	10,000	400,213	2,000	412,213	42,755
Index and basket credit default swaps held by MUTB:
Normal	42,000	30,000	—	72,000	3,241
Close Watch(3)	3,000	3,000	—	6,000	1,361

Total	45,000	33,000	—	78,000	4,602

Total index and basket credit default swaps sold	102,420	940,357	9,835	1,052,612	88,896

Total credit default swaps sold	¥344,552	¥3,109,053	¥68,853	¥3,522,458	¥264,709

Credit-linked notes(4)	¥1,455	¥71,597	¥229,800	¥302,852	¥(220,416)

	Protection sold
	Maximum potential/Notional amount by expiration period				Estimated fair value
At March 31, 2010:	Less than 1 year	1-5 years	Over 5 years	Total	(Asset)/ Liability(1)
	(in millions)
Single name credit default swaps:
Investment grade(2)	¥611,227	¥1,990,256	¥46,345	¥2,647,828	¥(13,822)
Non-investment grade	66,900	173,671	279	240,850	4,035
Not rated	5,499	11,334	—	16,833	13

Total	683,626	2,175,261	46,624	2,905,511	(9,774)

Index and basket credit default swaps held by BTMU:
Investment grade(2)	80,460	177,249	149,174	406,883	923
Non-investment grade	71,950	45,017	—	116,967	1,656
Not rated	10,420	—	—	10,420	(25)

Total	162,830	222,266	149,174	534,270	2,554
Index and basket credit default swaps held by MUS:
Investment grade(2)	980	298,140	4,000	303,120	(5,380)
Non-investment grade	—	30,867	—	30,867	455
Not rated	—	35,116	—	35,116	(926)

Total	980	364,123	4,000	369,103	(5,851)
Index and basket credit default swaps held by MUTB:
Normal	30,000	—	—	30,000	(103)
Close Watch(3)	3,000	—	—	3,000	26

Total	33,000	—	—	33,000	(77)

Total index and basket credit default swaps sold	196,810	586,389	153,174	936,373	(3,374)

Total credit default swaps sold	¥880,436	¥2,761,650	¥199,798	¥3,841,884	¥(13,148)

Credit-linked notes(4)	¥—	¥39,240	¥195,005	¥234,245	¥(199,863)

Notes:

(1)	Fair value amounts are shown on a gross basis prior to cash collateral or counterparty netting.
(2)	The MUFG Group considers ratings of Baa3/BBB- or higher to meet the definition of investment grade.
(3)	Reference entities classified as “Close Watch” require close scrutiny because their business performance is unstable or their financial condition is unfavorable.
(4)	Fair value amounts shown represent the fair value of the hybrid instruments.

Single name credit default swaps—A credit default swap protects the buyer against the loss of principal on a bond or loan in case of a default by the issuer. The protection buyer pays a periodic premium over the life of the contracts and is protected for the period. The MUFG Group in turn will have to perform under a credit default swap if a credit event as defined under the contracts occurs. In order to provide an indication of the current payment/performance risk of the credit default swaps, the external credit ratings, primarily Moody’s and S&P credit ratings, of the underlying reference entity of the credit default swaps are disclosed.

Index and basket credit default swaps—Index and basket credit default swaps are credit default swaps that reference multiple names through underlying baskets or portfolios of single name credit default swaps. Typically, in the event of a default on one of underlying names, the MUFG Group will have to pay a pro rata portion of the total notional amount of the credit default index or basket contract. In order to provide an indication of the current payment/performance risk of these credit default swaps, BTMU and MUS rating scale based upon the internal ratings, which generally corresponds to ratings defined primarily by Moody’s and S&P, of the underlying reference entities comprising the basket or index were calculated and disclosed. As for the current payment/performance risk of these credit default swaps, MUTB rating scale is based upon the entity’s internal ratings, which is the same credit rating system utilized for estimating probabilities of default within its loan portfolio.

Credit-linked notes (“CLNs“)—The MUFG Group has invested in CLNs, which are hybrid instruments containing embedded derivatives, in which credit protection has been sold to the issuer of the note. If there is a credit event of a reference entity underlying the CLN, the principal balance of the note may not be repaid in full to the MUFG Group. As part of its financing activities, MUS and other securities subsidiaries in Japan and overseas issue CLNs.

The MUFG Group may economically hedge its exposure to credit derivatives by entering into offsetting derivative contracts. The carrying value and notional value of credit protection sold in which the MUFG Group held purchased protection with identical underlying referenced entities were approximately ¥201 billion and ¥2,605 billion, respectively, at March 31, 2009, and approximately ¥12 billion and ¥2,948 billion, respectively, at March 31, 2010.

Collateral is held by the MUFG Group in relation to these instruments. Collateral requirements are determined at the counterparty level and cover numerous transactions and products as opposed to individual contracts.

Credit Risk, Liquidity Risk and Credit-risk-related Contingent Features

Certain of the MUFG Group’s derivative instruments contain provisions that require the MUFG Group’s debt to maintain an investment grade credit rating from each of the major credit rating agencies. If the MUFG Group’s debt were to fall below investment grade, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on March 31, 2010, is approximately ¥3.3 trillion for which the MUFG Group has posted collateral of approximately ¥295 billion in the normal course of business. As of March 31, 2010, additional collateral and termination payments pursuant to bilateral agreements with certain counterparties are approximately ¥170 billion and ¥73 billion, respectively, which could have been called by counterparties, if all of the credit-risk-related contingent features underlying these agreements were triggered.

OBLIGATIONS UNDER GUARANTEES AND OTHER OFF-BALANCE-SHEET INSTRUMENTS	12 Months Ended
Mar. 31, 2010
OBLIGATIONS UNDER GUARANTEES AND OTHER OFF-BALANCE-SHEET INSTRUMENTS

24.    OBLIGATIONS UNDER GUARANTEES AND OTHER OFF-BALANCE-SHEET INSTRUMENTS

Obligations under Guarantees

The MUFG Group provides customers with a variety of guarantees and similar arrangements, including standby letters of credit, financial and performance guarantees, credit protections, liquidity facilities, other off-balance-sheet credit-related supports and similar instruments, in order to meet the customers’ financial and business needs. The table below summarizes the contractual or notional amounts with regard to obligations under guarantees and similar arrangements at March 31, 2009 and 2010. The contractual or notional amounts of these instruments represent the maximum potential amounts of future payments without consideration of possible recoveries under recourse provisions or from collateral held or pledged.

For certain types of derivatives, such as written interest rate options and written currency options, the maximum potential future payments are unlimited. Accordingly, it is impracticable to estimate the maximum potential amount of future payments. As such, the notional amounts of the related contracts, other than the maximum potential payments, are included in the table.

The MUFG Group mitigates credit risk exposure resulting from guarantees by utilizing various techniques, including collateralization in the form of cash, securities, and real properties based on management’s credit assessment of the guaranteed parties and the related credit profile. In order to manage the credit risk exposure, the MUFG Group also enters into sub-participation contracts with third parties who will fund a portion of the credit facility and bear its share of the loss to be incurred in the event that the borrower fails to fulfill its obligations. The following table includes guarantees of ¥189.0 billion and ¥195.7 billion at March 31, 2009 and 2010, respectively, which are participated out to third parties. The contractual or notional amounts summarized in the following table do not necessarily bear any direct relationship to the future actual credit exposure, primarily because of those risk management techniques.

	Maximum potential/ Contractual or Notional amount	Amount by expiration period
At March 31, 2009:		Less than 1 year	1-5 years	Over 5 years
	(in billions)
Standby letter of credit and financial guarantees	¥4,550	¥2,095	¥1,113	¥1,342
Performance guarantees	2,489	1,573	785	131
Derivative instruments	67,954	29,656	34,946	3,352
Guarantee for repayment of trust principal	1,234	173	1,055	6
Liabilities of trust accounts	3,158	2,098	382	678
Others	128	128	—	—

Total	¥79,513	¥35,723	¥38,281	¥5,509

	Maximum potential/ Contractual or Notional amount	Amount by expiration period
At March 31, 2010:		Less than 1 year	1-5 years	Over 5 years
	(in billions)
Standby letter of credit and financial guarantees	¥4,223	¥2,147	¥1,036	¥1,040
Performance guarantees	2,242	1,438	682	122
Derivative instruments	81,244	29,371	48,502	3,371
Guarantee for repayment of trust principal	1,104	89	1,007	8
Liabilities of trust accounts	4,326	3,393	293	640
Others	183	180	1	2

Total	¥93,322	¥36,618	¥51,521	¥5,183

Nature of Guarantee Contracts

Standby letters of credit and financial guarantees generally include an obligation of an issuer or a designated third party to guarantee the performance of the customer to the beneficiary under the terms of contracts such as lending contracts and other similar financial transactions. The MUFG Group is required to make payments to the guaranteed parties in the events that the customers fail to fulfill the obligations under the contracts. The guarantees whose contractual maturities are over 5 years are mainly comprised of guarantees of housing loans.

Performance guarantees are the contracts that contingently require the MUFG Group to make payments to the guaranteed party based on another party’s failure to perform under an obligating agreement, except financial obligation. For example, performance guarantees include guarantees of completion of construction projects.

Derivative instruments that are deemed to be included within the definition of guarantees as prescribed in the guidance on guarantees include certain written options and credit default swaps. In order for the MUFG Group to determine if those derivative instruments meet the definition of guarantees as prescribed in the guidance on guarantees, the MUFG Group has to track whether the counterparties are actually exposed to the losses that will result from the adverse change in the underlyings. Accordingly, the MUFG Group has disclosed information on all credit default swaps and certain written options for which there is a possibility of meeting the definition of guarantees as prescribed in the guidance on guarantees, regardless of whether the counterparties have assets or liabilities related to the underlyings of the derivatives. However, credit derivatives sold by the MUFG Group at March 31, 2009 and 2010 are excluded from this presentation, as they are disclosed in Note 23.

Guarantees for the repayment of trust principal include guarantees which the MUFG Group provides for the repayment of principal of certain types of trust products, including certain jointly operated designated money in trusts and loan trusts. The MUFG Group manages and administers trust assets in a capacity of agent or fiduciary on behalf of its customers and trust assets are segregated from the assets of the MUFG Group, which keeps separate records for the trust activities. The MUFG Group, in principle, does not assume any risks associated with the trust assets under management, however, as permitted by applicable laws, the MUFG Group provides guarantees for the repayment of principal of such trust products. At March 31, 2009 and 2010, the contract amounts of such guarantees for repayment of trust principal were ¥1,235 billion and ¥1,104 billion, respectively. The accounting methods used for the segregated records of trust activities are different from financial accounting principles and practices. However, the MUFG Group follows an approach similar to those used for its own assets to identify an impairment of an asset included in the trusts with guaranteed principal, with inherent variations applicable to trust accounting. Amounts of loans deemed to be impaired are written off directly and are charged to the trust account profits earned during the trust accounting period. Write-downs of securities are also directly charged to the trust account profits. The amounts of trust assets written-off in the segregated records were ¥9 million and nil, for the fiscal years ended March 31, 2009 and 2010, respectively. These amounts were reflected in the segregated records as deductions before net profits earned by trust accounts for the accounting period. In addition, a part of trust account profits is set aside as a reserve to absorb losses in the trust asset portfolios in the segregated records in accordance with relevant legislation concerning the trust business and/or trust agreements. Statutory reserves for loan trusts are established at a rate of 4.0% of the trust fees up to the amounts of 0.5% of the trust principal in accordance with the legislation. Reserves for jointly operated designated money in trusts are established at a rate of 0.3% of the balance of loans and other assets in the trust account assets in accordance with the related trust agreement. The amounts of such reserves set aside in the segregated records were ¥1,196 million and ¥727 million at March 31, 2009 and 2010, respectively. The MUFG Group is required to provide an allowance for off-balance-sheet instruments on such guarantees in the financial statements only when the principal is deemed to be impaired. Management believes that the MUFG Group will not incur any losses on the guarantees.

Liabilities of trust accounts represent the trustee’s potential responsibility for temporary payments to creditors of liabilities of trust accounts making use of funds of the MUFG Group, unless there are the certain agreements with trust creditors that have provisions limiting the MUFG Group’s responsibility as a trustee to the trust account assets. A trust may incur external liabilities to obtain certain services during the terms of the trust arrangement. While, in principle, any liabilities of a trust are payable by the trust account and its beneficiaries, a trustee’s responsibility may be interpreted to encompass temporary payments for the trust account liabilities when the trust account does not maintain sufficient liquidity available for such liabilities unless the agreement with trust creditors does not limit the trustee’s responsibility to the trust account assets. At March 31, 2009 and 2010, there were liabilities of ¥3,158 billion and ¥4,326 billion, respectively, in the segregated records of trust accounts including the amounts related to liabilities with provisions limiting trustee responsibility. Liabilities of trust accounts principally included obligations to return collateral under security lending transactions. The MUFG Group has experienced no significant losses on such responsibilities and its exposure to the risk associated with the temporary payments is judged to be remote because trust account liabilities are generally covered by the corresponding trust account assets; the MUFG Group continuously monitors the liabilities of trust accounts and assesses the trust account’s ability to perform its obligations to prevent any unfavorable outcomes; and the MUFG Group claims its recourse for its temporary payments against the trust account assets and the beneficiaries.

Other includes security lending indemnifications. Security lending indemnifications are the indemnifications for institutional customers of securities lending transactions against counterparty default. All lending transactions are collateralized, primarily by cash.

Carrying Amount

At March 31, 2009 and 2010, the carrying amounts of the liabilities related to guarantees and similar instruments set forth above were ¥1,364,620 million and ¥1,171,417 million, respectively, which are included in Other liabilities and Trading account liabilities. However, credit derivatives sold by the MUFG Group at March 31, 2009 and 2010 are excluded from this presentation, as they are disclosed in Note 23. In addition, Other liabilities also include an allowance for off-balance-sheet instruments of ¥46,757 million and ¥41,991 million, respectively, related to these transactions.

Performance Risk

The MUFG Group monitors the performance risk of its guarantees using the same credit rating system utilized for estimating probabilities of default within its loan portfolio. The MUFG Group credit rating system is consistent with both the method of evaluating credit risk under Basel II and those of third-party credit rating agencies. On certain underlying referenced credits or entities, ratings are not available. Such referenced credits are included in the “Not rated” category.

Presented in the table below is the maximum potential amount of future payments classified based upon internal credit ratings as of March 31, 2009 and 2010. The determination of the maximum potential future payments is based on the notional amount of the guarantees without consideration of possible recoveries under recourse provisions or from collateral held or pledged. Such amounts bear no relationship to the anticipated losses, if any, on these guarantees.

		Amount by borrower grade
At March 31, 2009:	Maximum potential/ Contractual or Notional amount	Normal	Close watch(1)	Likely to become Bankrupt or Legally/ Virtually Bankrupt(2)	Not rated
	(in billions)
Standby letters of credit and financial guarantees	¥4,550	¥4,213	¥307	¥18	¥12
Performance guarantees	2,489	2,368	106	5	10

Total	¥7,039	¥6,581	¥413	¥23	¥22

		Amount by borrower grade
At March 31, 2010:	Maximum potential/ Contractual or Notional amount	Normal	Close watch(1)	Likely to become Bankrupt or Legally/ Virtually Bankrupt(2)	Not rated
	(in billions)
Standby letters of credit and financial guarantees	¥4,223	¥3,876	¥301	¥17	¥29
Performance guarantees	2,242	2,173	55	2	12

Total	¥6,465	¥6,049	¥356	¥19	¥41

Notes:

(1)	Borrowers classified as “Close watch” require close scrutiny because their business performance is unstable or their financial condition is unfavorable.
(2)	Borrowers classified as “Likely to become Bankrupt” are not yet bankrupt, but are in financial difficulty with poor progress in achieving their business restructuring plans or are likely to bankrupt in the future. Borrowers classified as “Legally or Virtually Bankrupt” are considered to be legally bankrupt or are virtually bankrupt.

The guarantees the MUFG Group does not classify based upon internal credit ratings are as follows.

The MUFG Group records all derivative contracts at fair value. Aggregate market risk limits have been established, and market risk measures are routinely monitored against these limits. The MUFG Group also manages its exposure to these derivative contracts through a variety of risk mitigation strategies, including, but not limited to, offsetting economic hedge positions. The MUFG Group expects the risk of loss to be remote and believes that the notional amounts of the derivative contracts generally exceed its exposure.

Guarantees for the repayment of trust principal include guarantees which the MUFG Group provides for the repayment of principal of certain types of trust products, including certain jointly operated designated money in trusts and loan trusts. The MUFG Group stably manages and administers such trust products with attention to risk and the profitability of trust assets. Management believes that the MUFG Group will not incur any losses on the guarantees.

Liabilities of trust accounts represent the trustee’s potential responsibility for temporary payments to creditors of liabilities of trust accounts making use of funds of the MUFG Group. The MUFG Group has experienced no significant losses on such responsibilities and its exposure to the risk associated with the temporary payments is judged to be remote because trust account liabilities are generally covered by the corresponding trust account assets.

The MUFG Group conducts securities lending transactions for institutional customers as a fully disclosed agent. At times, securities lending indemnifications are issued to guarantee that a security lending customer will be made whole in the event the borrower does not return the security subject to the lending agreement and collateral held is insufficient to cover the market value of the security. All lending transactions are collateralized, primarily by cash. At March 31, 2010, the MUFG Group had no exposure that would require it to pay under this securities lending indemnification, since the collateral market value exceeds the securities lent.

Other Off-balance-sheet Instruments

In addition to obligations under guarantees and similar arrangements set forth above, the MUFG Group issues other off-balance-sheet instruments to meet the financial needs of its customers and for purposes other than trading. Such off-balance-sheet instruments consist of lending-related commitments, including commitments to extend credit and commercial letters of credit that the MUFG Group provides to meet the financing needs of its customers. Once the MUFG Group issues these financial instruments, the MUFG Group is required to extend credit to or make certain payments to the customers or beneficiaries specified pursuant to the underlying contracts unless otherwise provided in the contracts. Since many of these commitments expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. At March 31, 2010, approximately 76% of these commitments will expire within one year, 23% from one year to five years and 1% after five years. The table below summarizes the contractual amounts with regard to these commitments at March 31, 2009 and 2010:

	2009	2010
	(in billions)
Commitments to extend credit	¥59,373	¥61,020
Commercial letters of credit	530	628
Commitments to make investments	144	126
Other	8	6

Commitments to extend credit, which generally have fixed expiration dates or other termination clauses, are legally binding agreements to lend to customers. Commitments are different from guarantees in that the commitments are generally revocable or have provisions that enable the MUFG Group to avoid payments in the event of violations of any conditions of the contracts and certain deterioration of the potential borrowers’ financial condition. Commitments to extend credit may expire without being drawn upon. Therefore, the total commitment amounts do not necessarily represent future cash requirements.

Commercial letters of credit, used for facilitating trade transactions, are generally secured by underlying goods. The MUFG Group continually monitors the type and amount of collateral and other security, and requires counterparties to provide additional collateral or guarantors as necessary.

Commitments to make investments are legally binding contracts to make additional contributions to corporate recovery or private equity investment funds in accordance with limited partnership agreements. Some of these funds, in which the MUFG Group has significant variable interests, are described in Note 25.

VARIABLE INTEREST ENTITIES	12 Months Ended
Mar. 31, 2010
VARIABLE INTEREST ENTITIES

25.    VARIABLE INTEREST ENTITIES

In the normal course of its business, the MUFG Group has financial interests in various entities which may be deemed to be variable interest entities (“VIEs”) such as asset-backed conduits, various investment funds, special purpose entities created for structured financing, repackaged instruments, and entities created for the securitization of the MUFG Group’s assets.

The following tables present the assets and liabilities of consolidated VIEs, the total assets of non-consolidated VIEs, the maximum exposure to loss resulting from its involvement with non-consolidated VIEs, and the assets and liabilities of non-consolidated VIEs recorded on the consolidated balance sheet at March 31, 2009 and 2010.

Consolidated VIEs	Consolidated assets						Consolidated liabilities
At March 31, 2009:	Total	Cash	Trading account assets	Investment securities	Loans	All other assets	Total		Other short-term borrowings	Long-term debt	All other liabilities
	(in millions)
Asset-backed conduits	¥6,450,238	¥125,301	¥904	¥400,038	¥5,912,685	¥11,310	¥6,456,798	(1)	¥5,816,673	¥395,614	¥244,511	(1)
Investment funds	1,284,010	51,016	965,110	25,998	1,782	240,104	98,876	(1)	2,461	34,006	62,409	(1)
Special purpose entities created for structured financing	164,614	1,515	—	—	159,990	3,109	165,726		12,736	152,740	250
Repackaged instruments	85,679	71	84,569	1,039	—	—	91,866		540	84,743	6,583
Securitization of the MUFG group’s assets	2,994,713	2,282	—	—	2,900,834	91,597	3,049,217		—	3,046,444	2,773
Others	195,709	37,017	823	—	121,377	36,492	194,873		121,643	36,889	36,341

Total	¥11,174,963	¥217,202	¥1,051,406	¥427,075	¥9,096,668	¥382,612	¥10,057,356	(1)	¥5,954,053	¥3,750,436	¥352,867	(1)

Note:

(1)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note 1 “Noncontrolling Interests” under “Accounting Changes” section for the detail. As a result, the amounts of All other liabilities in Asset-backed conduits and Investment funds, and Total balance at March 31, 2009 were reclassified.

Consolidated VIEs	Consolidated assets						Consolidated liabilities
At March 31, 2010:	Total	Cash	Trading account assets	Investment securities	Loans	All other assets	Total	Other short-term borrowings	Long-term debt	All other liabilities
	(in millions)
Asset-backed conduits	¥5,185,451	¥83,516	¥949	¥305,942	¥4,786,104	¥8,940	¥5,193,733	¥4,534,058	¥340,999	¥318,676
Investment funds	1,383,520	45,890	1,174,889	19,114	1,670	141,957	64,791	717	31,070	33,004
Special purpose entities created for structured financing	199,005	1,831	—	2,025	191,868	3,281	199,432	26,352	172,871	209
Repackaged instruments	55,047	—	42,032	13,015	—	—	55,319	—	54,743	576
Securitization of the MUFG group’s assets	2,692,795	213	3,851	—	2,603,024	85,707	2,710,615	13,000	2,696,043	1,572
Others	166,652	31,774	799	—	102,858	31,221	165,930	103,131	31,695	31,104

Total	¥9,682,470	¥163,224	¥1,222,520	¥340,096	¥7,685,524	¥271,106	¥8,389,820	¥4,677,258	¥3,327,421	¥385,141

A portion of the assets and liabilities of consolidated VIEs presented in the tables above were derived from transactions between consolidated VIEs and the MUFG Group, the primary beneficiary, and were eliminated as intercompany transactions. The eliminated amounts of assets were ¥176,185 million of Cash and due from banks and Interest-earning deposits in other banks, ¥902 million of Trading account assets, ¥25,708 million of Investment securities, ¥259,838 million of Loans and ¥8,428 million of All other assets at March 31, 2009, and ¥125,813 million of Cash and due from banks and Interest-earning deposits in other banks, ¥711 million of Trading account assets, ¥415 million of Investment securities, ¥193,953 million of Loans and ¥7,414 million of All other assets at March 31, 2010. The eliminated amounts of liabilities were ¥4,137,196 million of Other short-term borrowings, ¥1,640,992 million of Long-term debt and ¥70,369 million of All other liabilities at March 31, 2009, and ¥3,335,342 million of Other short-term borrowings, ¥1,518,273 million of Long-term debt and ¥57,591 million of All other liabilities at March 31, 2010.

In general, the creditors or beneficial interest holders of consolidated VIEs have recourse only to the assets of those VIEs and do not have recourse to other assets of the MUFG Group, except where the MUFG Group provides credit support as in the case of certain asset-backed conduits.

Significant Non-consolidated VIEs			On-balance sheet assets					On-balance sheet liabilities
At March 31, 2009:	Assets	Maximum exposure	Total	Trading account assets	Investment securities	Loans	Other assets	Total	Trading account liabilities	Other liabilities
	(in millions)
Asset-backed conduits	¥11,055,771	¥2,091,098	¥1,305,466	¥1,540	¥50,569	¥1,253,357	¥—	¥—	¥—	¥—
Investment funds	12,175,644	940,640	877,816	177,933	246,644	407,313	45,926	—	—	—
Special purpose entities created for structured financing	12,328,660	1,816,391	1,529,732	20,580	84,932	1,417,528	6,692	—	—	—
Repackaged instruments	57,393,642	1,823,526	1,738,573	430,501	799,351	508,721	—	—	—	—
Others	8,906,982	1,612,938	1,183,634	4,055	349,426	830,153	—	565	565	—

Total	¥101,860,699	¥8,284,593	¥6,635,221	¥634,609	¥1,530,922	¥4,417,072	¥52,618	¥565	¥565	¥—

Significant Non-consolidated VIEs			On-balance sheet assets					On-balance sheet liabilities
At March 31, 2010:	Assets	Maximum exposure	Total	Trading account assets	Investment securities	Loans	Other assets	Total	Trading account liabilities	Other liabilities
	(in millions)
Asset-backed conduits	¥5,060,968	¥1,972,562	¥1,073,035	¥1,375	¥77,742	¥993,918	¥—	¥—	¥—	¥—
Investment funds	15,681,299	833,828	810,295	43,638	432,264	319,712	14,681	—	—	—
Special purpose entities created for structured financing	12,022,760	1,834,411	1,596,711	20,858	83,563	1,479,700	12,590	—	—	—
Repackaged instruments	36,848,306	1,430,813	1,426,517	256,111	716,754	453,652	—	—	—	—
Others	8,135,057	1,511,718	1,065,275	3,438	331,826	730,011	—	5,547	—	5,547

Total	¥77,748,390	¥7,583,332	¥5,971,833	¥325,420	¥1,642,149	¥3,976,993	¥27,271	¥5,547	¥—	¥5,547

Maximum exposure to loss on each type of entity is determined, based on the carrying amount of any on-balance-sheet assets and any off-balance-sheet liability held, net of any recourse liabilities. Therefore, the maximum exposure to loss represents the theoretical maximum loss the MUFG Group could possibly incur at each balance sheet date and does not reflect the likelihood of ever incurring such a loss. The difference between the amount of on-balance-sheet assets and the maximum exposure to loss primarily comprises the remaining undrawn commitments.

Analysis of Each Transaction Category

Asset-Backed Conduits

This category primarily comprises the following:

Multi-Seller Conduits (MUFG-sponsored Asset-Backed Commercial Paper (“ABCP”) Conduits and Other ABCP Conduits)

The MUFG Group administers several conduits under asset-backed financing programs under which the conduits purchase financial assets from the MUFG Group’s customers, primarily trade accounts receivables, by issuing short-term financing instruments, primarily commercial paper, to third-party investors. Under the asset-backed financing programs, the MUFG Group acts as an agent for the conduits, which enter into agreements with the MUFG Group’s customers where the customers transfer assets to the conduits in exchange for monetary consideration. The MUFG Group also underwrites commercial paper for the conduits that is secured by the assets held by them and provides program-wide liquidity and credit support facilities to the conduits. The MUFG Group receives fees related to the services it provides to the conduits and the program-wide liquidity and credit support. Because of the program-wide credit support that the MUFG Group provides as a sponsor in respect to the financing by the conduits, it is exposed to the majority of the expected variability of the conduits. Therefore, the MUFG Group considers itself to be the primary beneficiary and consolidates the multi-seller conduits. While the MUFG Group has significant involvement with the conduits, it has never provided financial or any other support that are not contractually required to provide in the past. In addition, the assets purchased by the conduits are of high quality in their credit standing and mostly short-term in nature. Therefore, the MUFG Group believes the risks involved in these transactions are significantly limited relative to the transaction size.

In addition to the entities described above, the MUFG Group participates as a provider of financing to several conduits that are administered by third parties. Most of these conduits are established under a multi-seller asset-backed financing program and the MUFG Group provides financing along with other financial institutions. With respect to these conduits, the MUFG Group is not considered as the primary beneficiary because the MUFG Group’s participation in the financing is not significant relative to the total financing provided by third parties or there is sufficient funding or financial support that is subordinate to the financing provided by the MUFG Group.

Asset-Backed Conduits (MUFG-sponsored Asset-Backed Loan (“ABL”) Programs and Other Programs)

The MUFG Group administers several conduits under asset-backed financing program where the MUFG Group provides financing to fund the conduits’ purchases of financial assets, comprising primarily trade accounts receivables, from its customers. The MUFG Group acts as an agent and sponsor for the conduits, which enter into agreements with the MUFG Group’s customers where the customers transfer assets to the conduits in exchange for monetary consideration. In most cases the MUFG Group is the sole provider of financing that is secured by the assets held by the conduits and because of this reason, the MUFG Group is considered as the primary beneficiary. The MUFG Group has never provided financial or any other support that are not contractually required to provide in the past. In addition, the assets purchased by the conduits are of high quality in their credit standing and mostly short-term in nature. Therefore, the MUFG Group believes the risks involved in these transactions are significantly limited relative to the transaction size.

In addition, the MUFG Group is involved with entities, which take in most cases, the form of a trust, where originators of financial assets, which primarily comprise lease receivables, entrust the assets with trust banks and receive beneficial certificates in exchange. The originators then transfer the beneficiary certificates to the MUFG Group in exchange for cash. Because the MUFG Group participates in a majority of the economics generated from these entities through the beneficiary certificates that it holds, it is considered as the primary beneficiary and the MUFG Group consolidates these trusts.

The MUFG Group also participates as a provider of financing the ABL programs that are managed by third parties. The MUFG Group is not considered as the primary beneficiary of the entities used in these programs as the MUFG Group’s participation to financing is not significant relative to the total financing provided by the third parties or there is sufficient funding or financial support that is subordinate to the financing provided by the MUFG Group.

Investment Funds

This category primarily comprises the following:

Corporate Recovery Funds

These entities are established by fund managers, which are unrelated to the MUFG Group, for the purpose of investing in debt or equity instruments issued by distressed companies. After investment, the fund managers work closely with the management of the issuers and attempt to enhance corporate value by various means including corporate restructuring and reorganization. Their exit strategies include, among other things, sales to others and Initial Public Offerings (“IPOs”).

Typically, these entities take the form of a limited partnership which is entirely funded by general and limited partner interests. In some cases, the general partners of the partnerships are entities that have no substantive decision making ability. The fund managers that establish these partnerships assume investment management and day-to-day operation by entering into asset management contracts with the general partners. These partnerships are, therefore, financing vehicles and as such are considered as VIEs. In other cases, the general partners have substantive decision making ability but the partnerships are considered as VIEs when the general partners’ investments in the partnerships are considered as non-substantive, usually based on the percentage interest held, and they do not have substantive limited partner interests.

The MUFG Group participates in these partnerships as a limited partner. While the MUFG Group’s share in partnership interests is limited in most cases, the MUFG Group is the only limited partner in some cases and it consolidates these partnerships as the primary beneficiary.

Private Equity Funds

The MUFG Group is involved in venture capital funds that are established by either the MUFG Group’s entities or fund managers unrelated to the MUFG Group. These entities have specific investment objectives in connection with their acquisition of equity interests, such as providing financing and other support to start-up businesses, medium and small entities in a particular geographical area, and to companies with certain technology or companies in a high-growth industry.

These entities typically take the form of limited partnerships and usually are entirely funded by general and limited partner interests. The general partners of the partnerships in some cases are entities that have no substantive decision making ability. The fund managers that establish these partnerships assume investment management and day-to-day operation by entering into asset management contracts with the general partners. These partnerships are therefore financing vehicles and as such are considered as VIEs. In other cases, the general partners have substantive decision making ability and the partnerships are considered as VIEs even when the general partners’ investments in the partnerships are considered as non-substantive, usually based on the percentage interest held, and they do not have substantive limited partner interests.

The MUFG Group participates in these partnerships as a general partner or a limited partner. While the MUFG Group’s share in partnership interests is limited in most cases, the MUFG Group provides most of the financing to the partnerships in some cases and it consolidates them as the primary beneficiary.

Investment Trusts

The MUFG Group invests in investment trusts that are professionally managed collective investment schemes which pool money from many investors and invest in, among others, equity and debt securities. Most of these funds take the form of a trust where there is a separation in investment decisions, which is assumed by an investment manager who has no investment in a trust, and ownership through beneficiary interests issued by a trust are owned by investors. Therefore, these investment trusts are considered as VIEs. The MUFG Group consolidates investment trusts when it owns a majority of the interests issued by investment trusts.

Buy-out Financing Vehicles

The MUFG Group provides financing to buy-out vehicles. The vehicles are established by equity investments from, among others, private equity funds or the management of target companies for the purpose of purchasing equity shares of target companies. Along with other financial institutions, the MUFG Group provides financing to buy-out vehicles in the form of loans. While the buy-out vehicles’ equity is normally substantive in amount and the rights and obligations associated with it, in some cases the vehicles have equity that is insufficient to absorb variability primarily because the amount provided by equity investors is nominal in nature. These vehicles are considered as VIEs and an assessment as to whether the MUFG Group is the primary beneficiary is required. In most cases, however, the MUFG Group mitigates its risk by requiring third-party guarantees with collateral or reducing its exposure to an adequate level by providing loans as one of several lenders. As a result, the MUFG Group is not considered as the primary beneficiary of these entities.

Special Purpose Entities Created for Structured Financing

This category primarily comprises the following:

Leveraged Leasing Vehicles

These entities are established to raise funds to purchase or build equipment and machinery including commercial vessels, passenger and cargo aircrafts, production equipment and other machinery, for the purpose of leasing them to lessees who use the equipment and machinery as part of their business operations. These entities typically take the form of a limited partnership or a special purpose company where they fund their purchases of equipment and machinery via senior and subordinate financing. In some cases, the entities are funded only by senior financing or there is a guarantee provided to the senior financing by parties unrelated to those providing the senior financing. In most cases, the MUFG Group participates in the senior financing and does not participate in the subordinate financing or provide guarantees. The subordinate financing or the third-party guarantee is substantive and would absorb expected variability generated by the assets held by the entities. In exceptional cases where there is no guarantee from a third-party or there is not sufficient subordinate financing, the MUFG Group consolidates the entities as the primary beneficiary. In some limited cases, the MUFG Group provides a residual value guarantee to the leased assets. Based on expected loss analysis, the MUFG Group determined that it does not participate in the majority of expected variability of the entities involved and does not consolidate these entities.

Project Financing Vehicles

These entities are established to raise funds in connection with, among other things, production of natural resources, construction and development of urban infrastructure (including power plants and grids, highways and ports), and the development of real estate properties or complexes. These projects typically involve special purpose companies which issue senior and subordinate financing to raise funds in connection with the various projects. The subordinate financing is usually provided by parties that will ultimately make use of the assets constructed or developed. By contrast, the senior financing is typically provided by financial institutions, including the MUFG Group. Because the MUFG Group’s participation in the financing is limited or there is sufficient subordinate financing, the MUFG Group is not considered as the primary beneficiary of these entities and does not consolidate these entities.

Sale and Leaseback Vehicles

The MUFG Group is involved with vehicles that acquire assets, primarily real estate, from the MUFG Group’s clients and other unrelated parties where the sellers of the assets continue to use the assets through leaseback agreements. These vehicles typically take the form of a limited partnership where the general partner has effectively no decision making ability because an equity holder of the general partner serves a perfunctory role. Therefore, these vehicles are considered as VIEs. The subordinated financing of these vehicles is usually provided by the sellers of the assets, with the MUFG Group providing senior financing for the vehicles. The subordinated financing of these entities absorbs the expected variability generated from the assets held and as such, the MUFG Group is not considered as the primary beneficiary.

Securitization of Client Real Estate Properties

These entities are established for the purpose of securitizing real estate properties held by the MUFG Group’s customers. In most cases, these entities take the form of a limited partnership or a special purpose company. These entities are designed to have non-substantive decision making ability because the general partner or an equity holder serves a perfunctory role. The entities are typically funded by senior and subordinated financing where the original owners of the properties provide the subordinated financing, primarily in the form of partnership interests or subordinated notes, and financial institutions, including the MUFG Group, provide senior financing in the form of senior loans. The subordinated financing of these entities absorbs the expected variability generated from the assets held and as such, the MUFG Group is not considered as the primary beneficiary.

Repackaged Instruments

This category primarily comprises the following:

Investments in Financially-Engineered Products

The MUFG Group is involved in special purpose entities that have been established to issue financial products through the engineering and repackaging of existing financial instruments, such as collateralized debt obligations (“CDOs”) and synthetic CDOs. These special purpose entities are considered as VIEs because they do not have substantive decision making ability. These special purpose entities are arranged and managed by parties that are not related to the MUFG Group. The MUFG Group’s involvement with these entities is for investment purposes. In most cases, the MUFG Group participates as one of many other investors and the MUFG Group typically holds investments in senior tranches or tranches with high credit ratings. Therefore, the MUFG Group is not considered as the primary beneficiary except in limited circumstances where the MUFG Group holds the majority of instruments issued by a single-tranche vehicle.

Investments in Securitized Financial Instruments

The MUFG Group holds investments in special purpose entities that issue securitized financial products. The assets held by the special purpose entities include credit card receivables and residential mortgage loans. These entities are established and managed by parties that are unrelated to the MUFG Group and the MUFG Group’s involvement with these entities is for its own investment purposes. In all cases, the MUFG Group participates as one of many other investors and the MUFG Group holds investments with high credit ratings. Therefore, the MUFG Group is not considered as the primary beneficiary of these entities.

Securitization of the MUFG Group’s Assets

The MUFG Group establishes entities to securitize its own financial assets that include, among others, corporate and retail loans and lease receivables. The entities used for securitization, which typically take the form of special purpose company and trusts, are established by the MUFG Group and, in most cases, issue senior and subordinate interests or financing. Where the MUFG Group retains subordinate interests or financing, it is considered as the primary beneficiary of the entities and the MUFG Group consolidates them. In some cases, all financing is provided by the MUFG Group but there is a substantive third-party guarantee, or most of the interests or financing issued by the entities is transferred to investors unrelated to the MUFG Group. In these cases, the MUFG Group does not consider itself as the primary beneficiary.

Others

This category primarily comprises the following:

Financing Vehicles of the MUFG Group’s Customers

The MUFG Group is involved with several entities that are established by the MUFG Group’s customers. These entities borrow funds from financial institutions and extend loans to their group entities. These entities effectively work as fund-raising vehicles for their respective group companies and enable the groups to achieve efficient financing by integrating their financing activities into a single entity. In all cases the MUFG Group is not considered as the primary beneficiary, either because it participates as one of two or more lenders, and therefore, its participation is less than a majority, and/or there is a substantive third-party guarantee provided with respect to the MUFG Group’s loans.

Funding Vehicles

The MUFG Group has established several wholly-owned, off-shore vehicles which issue securities, typically preferred stock that is fully guaranteed by the MUFG Group, to investors unrelated to us to fund purchases of debt instruments issued by the MUFG Group. These entities are considered as VIEs because the MUFG Group’s investment in the vehicles’ equity is not considered at risk and substantive as the entire amount raised by the vehicles was used to purchase debt instruments issued by the MUFG Group. As the third-party investors participate in the economics of these financing vehicles, as well as the vehicles themselves, these financing vehicles are not considered as the MUFG Group’s subsidiaries.

Trust Arrangements

The MUFG Group offers, primarily through its wholly-owned trust banking subsidiary, MUTB, a variety of trust products and services including securities investment trusts, pension trusts and trusts used as securitization vehicles. In a typical trust arrangement, however, the MUFG Group manages and administers assets on behalf of the customers in an agency, fiduciary and trust capacity and does not assume risks associated with the entrusted assets. The trusts are generally considered as VIEs because the trust beneficiaries, who provide all of the equity at risk, usually do not have substantive decision making ability. The MUFG Group, however, is not considered as the primary beneficiary because the trust beneficiaries receive and absorb expected losses and residual returns on the performance and operations of trust assets under management of the MUFG Group.

With respect to the jointly operated designated money in trusts, however, MUTB is exposed to the risks involved with the entrusted assets, where MUTB provides the trust beneficiaries with guarantees on the repayment of trust principal through face value guarantees. In these products, MUTB pools money from general investors and invests it in financial assets that are of high credit standing, including bank deposits, government bonds, high-quality corporate bonds and high-quality corporate loans including loans to banking account of MUTB. MUTB manages and administers the trust assets in the capacity of a trustee and receives fees as compensation for services it provides. With respect to most of the jointly operated designated money in trusts, MUTB provides, as a sponsor of the products, the face value guarantees under which it is required to compensate a loss on the stated principal of the trust beneficial interests. MUTB is not considered as the primary beneficiary of these products because the event of loss is highly remote and in fact the face value guarantee has never been called upon in the trusts’ operational history that extends over decades. In addition, the trusts have substantial investments in loans to banking account of MUTB and MUTB’s face value guarantee is considered as non-substantive to the extent of the self guarantee.

Troubled Borrowers

During the normal course of business, the borrowers from the MUFG Group may experience financial difficulties and sometimes enter into certain transactions that require the MUFG Group to assess whether they would be considered as VIEs due to their difficult financial position. While in most cases such borrowers are not considered as VIEs when the transactions take place, in limited circumstances they are considered as VIEs due to insufficient equity. In all cases, however, the MUFG Group is not considered as the primary beneficiary based on its assessment of scenario-based probability-weighted cash flow analysis.

The Adoption of New Accounting Guidance for Consolidation of Variable Interest Entities

In June 2009, the FASB issued new accounting guidance that amends the existing guidance for consolidation of variable interest entities. This new accounting guidance, which was effective for the MUFG Group on April 1, 2010, significantly changes the way an enterprise determines whether to consolidate a variable interest entity. The adoption of this new accounting guidance on April 1, 2010 resulted in the consolidation and deconsolidation of certain variable interest entities. The net increase of the MUFG Group’s consolidated assets and liabilities, on a preliminary basis, were approximately ¥242 billion and ¥219 billion, respectively, as of April 1, 2010. The impact of the newly consolidated variable interest entities were ¥268 billion and ¥240 billion of assets and liabilities, respectively. These newly consolidated variable interest entities primarily consist of jointly operated designated money in trusts of which the MUFG Group has the power to direct the activities as an asset manager and the obligation to absorb losses through the face value guarantee. See Analysis of Each Transaction Category—Others—Trust Arrangements for the accounting for the jointly operated designated money in trust under the existing guidance.

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Mar. 31, 2010
COMMITMENTS AND CONTINGENT LIABILITIES

26.    COMMITMENTS AND CONTINGENT LIABILITIES

Lease Commitments

The MUFG Group leases certain technology systems, office space and equipment under noncancelable agreements expiring through the fiscal year 2046.

Future minimum rental commitments for noncancelable leases at March 31, 2010 were as follows:

	Capitalized leases	Operating leases
	(in millions)
Fiscal year ending March 31:
2011	¥21,327	¥65,673
2012	15,578	55,754
2013	8,036	49,437
2014	5,433	40,385
2015	4,549	36,440
2016 and thereafter	30,217	296,368

Total minimum lease payments	85,140	¥544,057

Amount representing interest	(7,793)

Present value of minimum lease payments(1)	¥77,347

Note:

(1)	One of our subsidiaries entered into a lease agreement in February 2009. The lease term will commence in February 2011 and will be accounted for as a capital lease in accordance with the relevant lease accounting guidance. The present value of minimum lease payments of ¥32,864 million under this commitment have been included in the above table.

Total rental expense for the fiscal years ended March 31, 2008, 2009 and 2010 was ¥107,289 million, ¥110,433 million and ¥108,591 million, respectively.

Repayment of Excess Interest

The Japanese government implemented regulatory reforms affecting the consumer lending industry. In December 2006, the Diet passed legislation to reduce the maximum permissible interest rate under the Investment Deposit and Interest Rate Law, which was formerly 29.2% per annum, to 20% per annum. The reduction in interest rates was implemented in June 2010. Under the reforms, all interest rates for loans originated after this reform are subject to the lower limits imposed by Interest Rate Restriction Law, which compel lending institutions to lower the interest rates they charge borrowers.

Formerly, consumer finance companies were able to charge interest rates exceeding the limits stipulated by the Interest Rate Restriction Law so long as the payment was made voluntarily by the borrowers and the lender complied with various notice and other requirements. Accordingly, MUFG’s consumer finance subsidiaries and equity method investee offered loans at interest rates above the Interest Rate Restriction Law. Upon the implementation in June 2010, they lowered the interest rates for loans originated after this reform to below the Interest Rate Restriction Law.

In 2006, the Supreme Court of Japan passed decisions in a manner more favorable to borrowers requiring reimbursement of previously paid interest exceeding the limits stipulated by the Interest Rate Restriction Law in certain circumstances. Due to such decisions and other regulatory changes, borrowers’ claims for reimbursement of excess interest significantly increased during the fiscal year ended March 31, 2007. As a result, MUFG’s consumer finance subsidiaries increased the allowance for repayment of excess interest for the fiscal year ended March 31, 2007. At March 31, 2009 and 2010, the allowance for repayment of excess interest established by MUFG’s consumer finance subsidiaries, which was included in Other liabilities, was ¥76,876 million and ¥84,216 million, respectively. See provision for repayment of excess interest in the consolidated statements of operations for the expenses recognized in relation to the allowance. For the fiscal years ended March 31, 2008, 2009 and 2010, an MUFG’s equity method investee had a negative impact of ¥2,982 million, ¥15,829 million and ¥23,109 million, respectively, on Equity in losses of equity method investees in the consolidated statement of operations.

Litigation

The MUFG Group is involved in various litigation matters. Management, based upon their current knowledge and the results of consultation with counsel, makes appropriate levels of litigation reserve. Management believes that the amounts of the MUFG Group’s liabilities, when ultimately determined, will not have a material adverse effect on the MUFG Group’s results of operations and financial position.

FEES AND COMMISSIONS INCOME	12 Months Ended
Mar. 31, 2010
FEES AND COMMISSIONS INCOME

27.    FEES AND COMMISSIONS INCOME

Details of fees and commissions income for the fiscal years ended March 31, 2008, 2009 and 2010 were as follows:

	2008	2009	2010
	(in millions)
Trust fees	¥156,302	¥125,451	¥107,175
Fees on funds transfer and service charges for collections	152,902	147,658	145,865
Fees and commissions on international business	69,717	64,128	61,201
Fees and commissions on credit card business	137,970	141,421	137,394
Service charges on deposits	36,109	31,586	27,420
Fees and commissions on securities business	130,738	112,143	129,730
Fees on real estate business	44,461	19,770	19,876
Insurance commissions	43,023	28,065	22,869
Fees and commissions on stock transfer agency services	72,292	62,878	53,040
Guarantee fees	86,317	77,592	70,489
Fees on investment funds business	161,467	130,654	127,329
Other fees and commissions	225,749	247,166	237,155

Total	¥1,317,047	¥1,188,512	¥1,139,543

Trust fees consist primarily of fees earned by fiduciary asset management and administration services for corporate pension plans, investment funds, etc. Fees on funds transfer and service charges for collection are earned by providing settlement services such as domestic fund remittances and domestic collection services. Fees and commissions on international business primarily consist of fees from international fund transfer and collection services, and trade-related financing services. Fees and commissions on credit card business are composed of interchange income, annual fees, royalty and other service charges from franchisees. Service charges on deposits are fees charged for deposits such as checking account deposits. Fees and commissions on securities business include underwriting, brokerage and advisory services and arrangement fees on securitizations. Fees on real estate business primarily consist of fees from real estate agent services. Insurance commissions are earned by acting as agent for insurance companies to sell insurance products. Fees and commissions on stock transfer agency services consist of fees earned primarily by stock title transfers and agency services for the calculation and payment of dividends. Guarantee fees are earned by providing guarantees on residential mortgage loans. Fees on investment funds business primarily consist of management fees for investment funds. Other fees and commissions include various arrangement fees and agent fees excluding the fees mentioned above.

TRADING ACCOUNT PROFITS AND LOSSES	12 Months Ended
Mar. 31, 2010
TRADING ACCOUNT PROFITS AND LOSSES

28.    TRADING ACCOUNT PROFITS AND LOSSES

The MUFG Group performs trading activities through market-making, sales and arbitrage, while maintaining risk levels within appropriate limits in accordance with its risk management policy.

The MUFG Group has trading securities and trading derivative assets and liabilities for this purpose. In addition, the trading securities include foreign currency denominated debt securities such as foreign government or official institution bonds, corporate bonds and mortgage-backed securities, which are mainly comprised of securities measured at fair value under fair value option.

Net trading gains (losses) for the fiscal years ended March 31, 2008, 2009 and 2010 were comprised of the following:

	2008	2009	2010
	(in millions)
Interest rate and other derivative contracts	¥520,564	¥555,505	¥(88,486)
Trading account securities, excluding derivatives	(122,168)	(813,312)	849,958

Trading account profits (losses)—net	398,396	(257,807)	761,472
Foreign exchange derivative contracts	26,832	(829,605)	31,154

Net trading gains (losses)	¥425,228	¥(1,087,412)	¥792,626

For further information on the methodologies and assumptions used to estimate fair value, see Note 31, which also shows fair values of trading securities by major category. Note 23 discloses further information on fair value of derivative assets and liabilities by major category.

BUSINESS SEGMENTS	12 Months Ended
Mar. 31, 2010
BUSINESS SEGMENTS

29.    BUSINESS SEGMENTS

The business segment information, set forth below, is derived from the internal management reporting system used by management to measure the performance of the MUFG Group’s business segments. The business segment information, set forth below, is based on the financial information prepared in accordance with Japanese GAAP as adjusted in accordance with internal management accounting rules and practices. Accordingly, the format and information is not consistent with the consolidated financial statements prepared on the basis of US GAAP. A reconciliation is provided for the total amounts of segments’ total operating profit with income from continuing operations before income tax expense (benefit) under US GAAP.

See Note 30 for financial information relating to the MUFG Group’s operations by geographic area. The geographic financial information is consistent with the basis of the accompanying consolidated financial statement.

The following is a brief explanation of the MUFG Group’s business segments.

Integrated Retail Banking Business Group—Covers all domestic retail businesses, including commercial banking, trust banking and securities businesses. This business group integrates the retail business of BTMU, MUTB, MUS, Mitsubishi UFJ NICOS and other subsidiaries as well as retail product development, promotion and marketing in a single management structure. At the same time, the business group has developed and implemented MUFG Plaza, a one-stop, comprehensive financial services concept that provides integrated banking, trust and securities services.

Integrated Corporate Banking Business Group—Covers all domestic and overseas corporate businesses, including commercial banking, investment banking, trust banking and securities businesses as well as UNBC. Through the integration of these business lines, diverse financial products and services are provided to our corporate clients. The business group has clarified strategic domains, sales channels and methods to match the different growth stages and financial needs of our corporate customers. UNBC is a bank holding company, whose primary subsidiary, Union Bank, is one of the largest commercial banks in California by both total assets and total deposits. Union Bank provides a wide range of financial services to consumers, small businesses, middle market companies and major corporations, primarily in California, Oregon and Washington but also nationally and internationally. As a result of the tender offer that was completed in September 2008, and the second-step merger that was completed in November 2008, UNBC became MUFG’s wholly owned subsidiary.

Integrated Trust Assets Business Group—Covers asset management and administration services for products such as pension trusts and security trusts by integrating the trust banking expertise of MUTB and the global network of BTMU. The business group provides a full range of services to corporate and other pension funds, including stable and secure pension fund management and administration, advice on pension schemes, and payment of benefits to scheme members.

Global Markets—Consists of the treasury operations of BTMU and MUTB. Global Markets also conducts asset liability management and liquidity management and provides various financial operations such as money markets and foreign exchange operations and securities investments.

Other—Consists mainly of the corporate centers of MUFG, BTMU and MUTB. The elimination of duplicated amounts of net revenue among business segments is also reflected in Other.

Effective April 1, 2009, there were changes made in the managerial accounting methods, including those regarding revenue and expense distribution among the MUFG Group’s business segments. The table set forth below has been reclassified to conform to the new basis of managerial accounting:

	Integrated Retail Banking Business Group	Integrated Corporate Banking Business Group					Integrated Trust Assets Business Group	Global Markets	Other	Total
		Domestic	Overseas			Total
(in billions)			Other than UNBC	UNBC	Overseas total
Fiscal year ended March 31, 2008:
Net revenue	¥1,345.2	¥1,192.5	¥302.3	¥296.4	¥598.7	¥1,791.2	¥198.5	¥300.0	¥(18.7)	¥3,616.2
BTMU and MUTB:	742.2	1,034.7	192.3	—	192.3	1,227.0	82.1	295.4	(86.3)	2,260.4
Net interest income	578.6	515.8	105.3	—	105.3	621.1	—	187.3	(25.5)	1,361.5
Net fees	144.9	362.8	51.3	—	51.3	414.1	82.1	(4.8)	(25.3)	611.0
Other	18.7	156.1	35.7	—	35.7	191.8	—	112.9	(35.5)	287.9
Other than BTMU and MUTB*	603.0	157.8	110.0	296.4	406.4	564.2	116.4	4.6	67.6	1,355.8
Operating expenses	953.9	557.1	183.7	187.6	371.3	928.4	98.5	59.0	205.2	2,245.0

Operating profit (loss)	¥391.3	¥635.4	¥118.6	¥108.8	¥227.4	¥862.8	¥100.0	¥241.0	¥(223.9)	¥1,371.2

Fiscal year ended March 31, 2009:
Net revenue	¥1,320.0	¥1,045.0	¥358.7	¥256.8	¥615.5	¥1,660.5	¥171.1	¥396.3	¥(213.7)	¥3,334.2
BTMU and MUTB:	732.5	918.8	254.3	—	254.3	1,173.1	70.8	388.1	(265.8)	2,098.7
Net interest income	614.9	474.5	110.5	—	110.5	585.0	—	246.0	6.5	1,452.4
Net fees	107.5	343.3	94.4	—	94.4	437.7	70.8	(10.9)	(41.1)	564.0
Other	10.1	101.0	49.4	—	49.4	150.4	—	153.0	(231.2)	82.3
Other than BTMU and MUTB*	587.5	126.2	104.4	256.8	361.2	487.4	100.3	8.2	52.1	1,235.5
Operating expenses	975.1	554.0	173.6	157.3	330.9	884.9	93.3	62.2	192.9	2,208.4

Operating profit (loss)	¥344.9	¥491.0	¥185.1	¥99.5	¥284.6	¥775.6	¥77.8	¥334.1	¥(406.6)	¥1,125.8

Fiscal year ended March 31, 2010:
Net revenue	¥1,433.3	¥945.4	¥348.4	¥265.3	¥613.7	¥1,559.1	¥157.2	¥528.5	¥(73.0)	¥3,605.1
BTMU and MUTB:	658.1	790.3	229.2	—	229.2	1,019.5	61.2	517.5	(97.5)	2,158.8
Net interest income	541.2	442.8	140.5	—	140.5	583.3	—	355.1	(27.9)	1,451.7
Net fees	105.4	335.8	105.6	—	105.6	441.4	61.2	(13.3)	(44.5)	550.2
Other	11.5	11.7	(16.9)	—	(16.9)	(5.2)	—	175.7	(25.1)	156.9
Other than BTMU and MUTB*	775.2	155.1	119.2	265.3	384.5	539.6	96.0	11.0	24.5	1,446.3
Operating expenses	988.2	511.7	204.6	168.1	372.7	884.4	91.4	61.3	179.2	2,204.5

Operating profit (loss)	¥445.1	¥433.7	¥143.8	¥97.2	¥241.0	¥674.7	¥65.8	¥467.2	¥(252.2)	¥1,400.6

*	Includes MUFG and its subsidiaries other than BTMU and MUTB.

Reconciliation

As set forth above, the measurement bases and the income and expenses items covered are very different between the internal management reporting system and the accompanying consolidated statements of operations. Therefore, it is impracticable to present reconciliations of the business segments’ total information, other than operating profit, to corresponding items in the accompanying consolidated statements of operations.

A reconciliation of the operating profit under the internal management reporting system for the fiscal years ended March 31, 2008, 2009 and 2010 above to income (loss) from continuing operations before income tax expense (benefit) shown on the consolidated statements of operations is as follows:

	2008	2009		2010
	(in billions)
Operating profit:	¥1,371	¥1,126		¥1,401
Provision for credit losses	(386)	(627)		(648)
Trading account profits (losses)—net	81	(392)		387
Equity investment securities gains (losses)—net	(224)	(538)		207
Debt investment securities losses—net	(1,197)	(104)		(11)
Foreign exchange gains (losses)—net	1,433	(48)		118
Equity in losses of equity method investees	(34)	(60)		(104)
Impairment of goodwill	(894)	(846)		—
Impairment of intangible assets	(79)	(127)		(12)
Provision for repayment of excess interest	(3)	(48)		(45)
Other—net	(16)	(100)		(11)

Income (loss) from continuing operations before income tax expense (benefit)	¥52 (1)	¥(1,764	)(1)	¥1,282

Note:
(1)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note 1 “Noncontrolling Interests” under “Accounting Changes” section for the detail. As a result, income (loss) from continuing operations before income tax expense (benefit) for the fiscal years ended March 31, 2008 and 2009 were reclassified.

FOREIGN ACTIVITIES	12 Months Ended
Mar. 31, 2010
FOREIGN ACTIVITIES

30.    FOREIGN ACTIVITIES

Foreign operations include the business conducted by overseas offices, as well as international business conducted from domestic offices, principally several international banking-related divisions of BTMU’s and MUTB’s Head Office in Tokyo, and involve various transactions with debtors and customers residing outside Japan. Close integration of the MUFG Group’s foreign and domestic activities makes precise estimates of the amounts of assets, liabilities, income and expenses attributable to foreign operations difficult and necessarily subjective. Assets, income and expenses attributable to foreign operations are allocated to geographical areas based on the domicile of the debtors and customers.

Generally, interest rates with respect to funds borrowed and loaned between domestic and foreign operations are based on prevailing money market rates appropriate for the transactions. In general, the MUFG Group has allocated all direct expenses and a proportionate share of general and administrative expenses to income derived from foreign loans and other transactions by the MUFG Group’s foreign operations. The following table sets forth estimated total assets at March 31, 2008, 2009 and 2010, and estimated total revenue, total expense, income (loss) from continuing operations before income tax expense (benefit) and net income (loss) attributable to Mitsubishi UFJ Financial Group for the respective fiscal years then ended:

	Domestic	Foreign				Total
	Japan	United States of America	Europe	Asia/Oceania excluding Japan	Other areas(1)
	(in millions)
Fiscal year ended March 31, 2008:

Total revenue(2)	¥4,690,998	¥228,069	¥699,785	¥442,056	¥84,017	¥6,144,925

Total expense(3) (4)	4,374,796	744,179	608,839	258,116	107,240	6,093,170

Income (loss) from continuing operations before income tax expense (benefit)(4)	316,202	(516,110)	90,946	183,940	(23,223)	51,755

Net income (loss) attributable to Mitsubishi UFJ Financial Group	(227,095)	(637,319)	121,257	232,242	(31,521)	(542,436)

Total assets at end of fiscal year	140,607,568	20,620,865	19,970,118	8,318,426	6,249,106	195,766,083

Fiscal year ended March 31, 2009:

Total revenue(2)	¥2,924,414	¥568,655	¥233,703	¥329,672	¥14,449	¥4,070,893

Total expense(3) (4)	4,281,841	778,956	471,273	218,851	84,199	5,835,120

Income (loss) from continuing operations before income tax expense (benefit)(4)	(1,357,427)	(210,301)	(237,570)	110,821	(69,750)	(1,764,227)

Net income (loss) attributable to Mitsubishi UFJ Financial Group	(1,064,387)	(223,501)	(229,462)	119,442	(70,132)	(1,468,040)

Total assets at end of fiscal year	142,996,407	23,092,047	14,981,793	7,473,868	4,955,302	193,499,417

Fiscal year ended March 31, 2010:

Total revenue(2)	¥3,604,965	¥604,395	¥355,005	¥482,588	¥165,416	¥5,212,369

Total expense(3)	3,065,026	396,009	130,576	209,560	129,082	3,930,253

Income from continuing operations before income tax expense	539,939	208,386	224,429	273,028	36,334	1,282,116

Net income attributable to Mitsubishi UFJ Financial Group	189,751	192,970	199,093	241,445	36,560	859,819

Total assets at end of fiscal year	149,023,436	21,624,397	15,804,022	8,421,156	5,211,386	200,084,397

Notes:

(1)	Other areas primarily include Canada, Latin America and the Caribbean.
(2)	Total revenue is comprised of Interest income and Non-interest income.
(3)	Total expense is comprised of Interest expense, Provision for credit losses and Non-interest expense.
(4)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note 1 “Noncontrolling Interests” under “Accounting Changes” section for the detail of the changes. As a result, Total expenses and Income (loss) from continuing operations before income tax expense (benefit) for the fiscal years ended March 31, 2008 and 2009 were reclassified.

The following is an analysis of certain asset and liability accounts related to foreign activities at March 31, 2009 and 2010:

	2009	2010
	(in millions)
Cash and due from banks	¥384,326	¥347,773
Interest-earning deposits in other banks	2,696,266	4,039,789

Total	¥3,080,592	¥4,387,562

Trading account assets	¥16,486,676	¥14,826,329

Investment securities	¥3,223,798	¥5,648,126

Loans—net of unearned income, unamortized premiums and deferred loan fees	¥23,024,766	¥20,161,551

Deposits	¥17,117,994	¥22,672,788

Funds borrowed:
Call money, funds purchased	¥569,563	¥173,829
Payables under repurchase agreements	4,075,552	6,559,641
Payables under securities lending transactions	75,467	261,270
Other short-term borrowings	2,672,063	1,744,690
Long-term debt	3,848,553	3,913,889

Total	¥11,241,198	¥12,653,319

Trading account liabilities	¥4,138,599	¥2,778,540

FAIR VALUE	12 Months Ended
Mar. 31, 2010
FAIR VALUE

31.    FAIR VALUE

Effective April 1, 2008, the MUFG Group adopted new guidance on the measurement of fair value for all financial assets and liabilities measured and disclosed on a fair value basis. Effective April 1, 2009, the MUFG Group has applied new guidance on the measurement of fair value for all the nonrecurring nonfinancial assets and nonfinancial liabilities including premises and equipment, intangible assets and goodwill measured at fair value for impairment. Under the new guidance, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The new guidance on the measurement of fair value establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, for example, the reporting entity’s own data. Based on the observability of the inputs used in the valuation techniques, the following three-level hierarchy is established by the new guidance:

•	Level 1—Unadjusted quoted prices for identical instruments in active markets.

•

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the instruments.

•	Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the instruments.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The MUFG Group has an established and documented process for determining fair values in accordance with the new guidance. When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is based upon valuation techniques that use, where possible, current market-based or non-market-based parameters, such as interest rates, yield curves, foreign exchange rates, volatilities and credit curves. The fair values of liabilities are determined by discounting future cash flows at a rate which incorporates the MUFG Group’s own creditworthiness. In addition, valuation adjustments may be made to ensure the financial instruments are recorded at fair value. These adjustments include, but not limited to, amounts that reflect counterparty credit quality, liquidity risk and model risk.

The following section describes the valuation methodologies adopted by the MUFG Group to measure fair values of certain financial instruments. The discussion includes the general classification of such financial instruments in accordance with the valuation hierarchy, a brief explanation of the valuation techniques, the significant inputs to those models, and any additional significant assumptions.

Interest-earning Deposits in Other Banks

Certain interest-earning deposits are measured at fair value by using discounted cash flows due to election of the fair value option. Cash flows are estimated based on the terms of the contracts and discounted by markets rates applicable to the maturity of the contracts, which are adjusted to reflect credit risks on counterparties. As the inputs into the valuation are readily observable, these deposits are classified in Level 2 of the valuation hierarchy.

Receivables Under Resale Agreements

Certain receivables under resale agreements are measured at fair value by using discounted cash flows due to election of the fair value option. Cash flows are estimated based on the terms of the contracts and discounted by the interest rates applicable to the maturity of the contracts, which are adjusted to reflect credit risks on counterparties. These receivables are classified in Level 2 of the valuation hierarchy.

Trading Accounts Assets and Liabilities—Trading Securities

When quoted prices are available in an active market, the MUFG Group adopts the quoted market prices to measure the fair values of securities and such securities are classified in Level 1 of the valuation hierarchy. Examples of Level 1 securities include certain Japanese and foreign government bonds, residential mortgage-backed securities and marketable equity securities.

When quoted market prices are available but not traded actively, such securities are classified in Level 2 of the valuation hierarchy. When quoted market prices are not available, the MUFG Group estimates fair values by using internal valuation techniques, quoted price of securities with similar characteristics or non-binding prices obtained from independent pricing vendors. Examples of such instruments include commercial paper, corporate bonds and residential mortgage-backed securities. Such securities are generally classified in Level 2 of the valuation hierarchy.

When there is less liquidity for securities or significant inputs adopted to the fair value measurements are less observable, such securities are classified in Level 3 of the valuation hierarchy. Examples of such Level 3 securities include CLOs backed by general corporate loans that are measured by weighting the estimated amounts from the internal models and the non-binding quotes from the independent broker-dealers. The weight of the broker-dealer quote is determined based on the result of inquiries to the broker-dealers for their basis of the fair value calculation with consideration of activity level of the market. Key inputs of the internal models include projected cash flow through an analysis of underlying loans, probability of default which incorporates market indices such as LCDX which is an index of loan credit default swaps, repayment rate and discount rate reflecting liquidity premiums based on historical market data. The MUFG Group has adopted this valuation method for CLOs backed by general corporate loans from the second half of the fiscal year ended March 31, 2009. See Note 1, “Change in Accounting Estimates” section for details of the change in valuation method.

Trading Accounts Assets and Liabilities—Derivatives

Exchange-traded derivatives valued using quoted prices are classified in Level 1 of the valuation hierarchy. Examples of Level 1 derivative include security future transactions and interest rate future transactions. However, the majority of the derivative contracts entered into by the MUFG Group are traded over-the-counter and valued using internally developed techniques as there are no quoted market prices for such instruments. The valuation models and inputs vary depending on the types and contractual terms of the derivative instruments. The principal models adopted to value those instruments include discounted cash flows, Black-Scholes model and Hull-White model. The key inputs include interest rate yield curve, foreign currency exchange rate, volatility, credit quality of the counterparty or the MUFG Group and spot price of the underlying. These models are commonly accepted in the financial industry and key inputs to the models are readily observable from an actively quoted market. Derivative instruments valued by such models and inputs are generally classified in Level 2 of the valuation hierarchy. Examples of such Level 2 derivatives include plain interest rate swaps, foreign currency forward contracts and currency option contracts.

Derivatives that are valued based on models with significant unobservable input are classified in Level 3 of the valuation hierarchy. Examples of Level 3 derivatives include long-term interest rate or currency swaps and certain credit derivatives, where significant inputs such as volatility, credit curves and the correlation of such inputs are unobservable.

Investment Securities

Investment securities include available for sale debt and equity securities, whose fair values are measured using the same methodologies as the trading securities described above except for certain private placement bonds issued by Japanese non-public companies. Fair values of certain private placement bonds issued by Japanese non-public companies are measured based on discounted cash flow methods by using discount rate applicable to the maturity of the bonds, which are adjusted to reflect credit risk of issuers. From the second half of fiscal year ended March 31, 2010, the credit risk of issuers are included in the future cash flows being discounted at the date applicable to the maturity of the bonds. The private placement bonds are generally utilized to finance medium or small size non-public companies as an alternative of loans. These bonds are classified as either Level 2 or Level 3 of the valuation hierarchy depending on the significance of the adjustments for unobservable credit worthiness input. This account also includes investments in nonmarketable equity securities which are subject to specialized industry accounting practice. The valuation of such nonmarketable equity securities involves significant management judgment due to the absence of quoted market prices, lack of liquidity and the long term nature of these assets. Further, there may be restriction of transfer on nonmarketable equity securities. The MUFG Group values such securities initially at transaction price and subsequently adjusts valuations considering evidence such as current sales transactions of similar securities, initial public offerings, recent equity issuances and change in financial condition of an investee company. Nonmarketable equity securities are included in Level 3 of the valuation hierarchy.

Other Assets

Other assets measured at fair value mainly consist of securities that may be sold or repledged under securities lending transactions, money in trust for segregating cash deposited by customers on security transactions and derivative assets designated as hedging instruments. The securities under lending transaction mainly consist of certain Japanese and foreign government bonds which are valued using the methodologies described in the “Trading Accounts Assets and Liabilities—Trading Securities” above.

Money in trust for segregating cash deposited by customers on security transactions mainly consists of certain Japanese government bonds which are valued using the methodologies described in the “Trading Accounts Assets and Liabilities—Trading Securities” above and is included in Level 1 or Level 2 of the valuation hierarchy depending on the component assets.

The fair values of derivatives designated as hedging instruments are measured using the methodologies described in the “Trading Accounts Assets and Liabilities—Derivatives” above.

Obligations to Return Securities Received as Collateral

Obligations to return securities received as collateral under the securities lending transactions are measured at fair values of securities received as collateral. The securities received as collateral consist primarily of certain Japanese and foreign government bonds, whose fair values are measured using the methodologies described in the “Trading Accounts Assets and Liabilities—Trading Securities” above.

Deposits, Other Short-term Borrowings and Long-term Debt

Certain deposits, other short-term borrowings and long-term debt are measured at fair values due to election of the fair value option. These instruments under the fair value option are measured principally using internally developed models such as the discounted cash flow method. Where the inputs into the valuation are mainly based on observable inputs, these instruments are classified in Level 2 of the valuation hierarchy. Where significant inputs are unobservable, they are classified in Level 3 of the valuation hierarchy.

Market Valuation Adjustments

Counterparty credit risk adjustments are applied to certain financial assets such as over-the-counter derivatives. As not all counterparties have the same credit rating, it is necessary to take into account the actual credit rating of a counterparty to arrive at the fair value. In addition, the counterparty credit risk adjustment takes into account the effect of credit risk mitigates such as pledged collateral and legal right of offsets with the counterparty.

Own credit risk adjustments which reflect own creditworthiness are applied to financial liabilities measured at fair value.

Liquidity adjustments are applied mainly to the instruments classified in Level 3 of the fair value hierarchy when recent prices of such instruments are not able to be observable in inactive or less active market. The liquidity adjustments are based on the facts and circumstances of the markets including the availability of external quotes and the time since the latest available quote.

Model valuation adjustments such as unobservable parameter valuation adjustments may be provided when the fair values of instruments are determined based on internally developed models. Examples of such adjustments include adjustments to the model price of certain derivative financial instruments where parameters such as correlation are unobservable. Unobservable parameter valuation adjustments are applied to mitigate the possibility of error in the model based estimate value.

Investments in Certain Entities That Calculate Net Asset Value per Share

The MUFG Group has investments mainly in hedge funds, private equity funds, and real estate funds included in recurring and nonrecurring items.

Hedge funds are primarily multi-disciplinary hedge funds that employ a fundamental bottom-up investment approach across various asset classes and strategies. The MUFG Group’s investments in these funds are generally redeemable on monthly-quarterly basis with 30-90 days notice.

Private equity funds have specific investment objectives in connection with their acquisition of equity interests, such as providing financing and other support to start-up businesses, medium and small entities in a particular geographical area, and to companies with certain technology or companies in a high-growth industry. Generally, these investments cannot be redeemed with the funds and the return of invested capital and its gains are derived from distributions received upon the liquidation of the underlying assets of the fund. It is estimated that the underlying assets of the fund would be liquidated within ten year period.

Real estate funds invest globally, primarily in real estate companies, debt recapitalizations and direct property. These investments are generally not redeemable with the funds. Distributions from each fund will be received as the underlying investments of the funds are liquidated.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the financial instruments carried at fair value by level within the fair value hierarchy as of March 31, 2009 and 2010:

	March 31, 2009
	Level 1	Level 2	Level 3	Fair Value
	(in millions)
Assets
Trading account assets:
Trading securities(1)	¥13,132,900	¥5,256,792	¥1,906,009	¥20,295,701
Trading derivative assets	24,073	9,596,896	364,855	9,985,824
Investment securities:
Securities available for sales	26,909,603	3,144,820	3,335,664	33,390,087
Other investment securities	—	1,128	42,681	43,809
Others(2)	597,822	238,905	18,312	855,039

Total	¥40,664,398	¥18,238,541	¥5,667,521	¥64,570,460

Liabilities
Trading account liabilities:
Trading securities sold, not yet purchased	¥98,114	¥4,842	¥—	¥102,956
Trading derivative liabilities	86,412	8,942,829	360,364	9,389,605
Obligation to return securities received as collateral	2,557,116	151,684	—	2,708,800
Others(3)	—	532,624	(133,087)	399,537

Total	¥2,741,642	¥9,631,979	¥227,277	¥12,600,898

	March 31, 2010
	Level 1	Level 2	Level 3	Fair Value
	(in millions)
Assets
Trading account assets:
Trading securities(1)	¥13,308,112	¥4,332,959	¥1,166,538	¥18,807,609
Debt securities
Japanese national government and Japanese government agency bonds	4,480,316	94,718	—	4,575,034
Japanese prefectural and municipal bonds	—	91,076	—	91,076
Foreign governments and official institutions bonds	6,237,215	487,898	171,534	6,896,647
Corporate bonds	—	1,072,625	494,987	1,567,612
Residential mortgage-backed securities	1,402,188	200,096	56,468	1,658,752
Commercial mortgage-backed securities	—	—	17,315	17,315
Asset-backed securities	—	127,301	389,061	516,362
Other debt securities	—	5,166	—	5,166
Commercial paper	—	1,473,625	—	1,473,625
Equity securities(4)	1,188,393	780,454	37,173	2,006,020
Trading derivative assets	25,878	8,446,637	382,952	8,855,467
Investment securities:
Securities available for sale	43,871,776	4,176,491	2,363,609	50,411,876
Debt securities
Japanese national government and Japanese government agency bonds	38,324,775	1,108,086	—	39,432,861
Japanese prefectural and municipal bonds	—	277,831	3,069	280,900
Foreign governments and official institutions bonds	1,223,777	33,852	87,597	1,345,226
Corporate bonds	—	1,311,183	2,163,465	3,474,648
Residential mortgage-backed securities	3,839	910,745	26,827	941,411
Commercial mortgage-backed securities	—	38,820	14,475	53,295
Asset-backed securities	—	260,723	67,095	327,818
Other debt securities	—	47	990	1,037
Marketable equity securities	4,319,385	235,204	91	4,554,680
Other investment securities	—	1,122	33,904	35,026
Others(2)(5)	442,086	206,447	17,217	665,750

Total	¥57,647,852	¥17,163,656	¥3,964,220	¥78,775,728

Liabilities
Trading account liabilities:
Trading securities sold, not yet purchased	¥166,020	¥2,629	¥—	¥168,649
Trading derivative liabilities	77,470	8,031,143	411,564	8,520,177
Obligation to return securities received as collateral	3,071,320	158,001	—	3,229,321
Others(3)	—	467,590	45,347	512,937

Total	¥3,314,810	¥8,659,363	¥456,911	¥12,431,084

Notes:

(1)	Include securities under fair value option.
(2)	Include interest-earning deposits in other banks, receivables under resale agreements, securities under lending transactions, money in trust for segregating cash deposited by customers on security transactions and derivative assets designated as hedging instruments.
(3)	Include deposits, other short-term borrowings, long-term debt, bifurcated embedded derivatives carried at fair value and derivative liabilities designated as hedging instruments.
(4)	Include investments valued at net asset value of ¥304,120 million. The unfunded commitments related to these investments are ¥6,455 million. These investments are mainly hedge funds.
(5)	Include investments valued at net asset value of real estate funds, hedge funds and private equity funds, valued at ¥7,050 million, ¥4,002 million and ¥3,972 million, respectively. The unfunded commitments related to these real estate funds, hedge funds and private equity funds are ¥2,758 million, ¥3,325 million and ¥3,532 million, respectively.

Changes in Level 3 Recurring Fair Value Measurements

The following table presents a reconciliation of the assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the fiscal years ended March 31, 2009 and 2010. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. The following tables reflect gains and losses for the fiscal years ended March 31, 2009 and 2010 for all assets and liabilities categorized as Level 3, including those transferred from or into Level 3 during the period.

	April 1, 2008	Total realized/ unrealized gains (losses)			Purchases, sales, issuances and settlements	Transfer into Level 3— beginning of period	Transfer out of Level 3— end of period	March 31, 2009	Change in unrealized gains (losses) included in earnings for assets and liabilities still held at March 31, 2009
		Included in earnings		Included in other comprehensive income
	(in millions)
Assets
Trading account assets:
Trading securities(1)	¥3,883,824	¥(719,313	)(2)	¥—	¥(215,528)	¥12,400	¥(1,055,374)	¥1,906,009	¥(375,940	)(2)
Trading derivatives (Net)	77,620	29,733	(2)	(19,430)	(49,772)	5,577	(39,237)	4,491	26,838	(2)
Investment securities:
Securities available for sale	3,542,099	(10,654	)(3)	(116,335)	(271,657)	285,054	(92,843)	3,335,664	(31,977	)(3)
Other investment securities	65,090	(18,321	)(4)	(894)	(5)	—	(3,189)	42,681	(18,800	)(4)
Others	76,845	21,336	(4)	(24,347)	(19,456)	—	(36,066)	18,312	175	(4)

Total	¥7,645,478	¥(697,219)		¥(161,006)	¥(556,418)	¥303,031	¥(1,226,709)	¥5,307,157	¥(399,704)

Liabilities
Others	¥432,149	¥(164,782	)(4)	¥285,349	¥374	¥—	¥(445,043)	¥(133,087)	¥28,826	(4)

Total	¥432,149	¥(164,782)		¥285,349	¥374	¥—	¥(445,043)	¥(133,087)	¥28,826

	March 31, 2009(6)	Total realized/ unrealized gains (losses)			Purchases, issuances and settlements	Transfer into Level 3— beginning of period	Transfer out of Level 3— end of period		March 31, 2010	Change in unrealized gains (losses) included in earnings for assets and liabilities still held at March 31, 2010
		Included in earnings		Included in other changes in equity from nonowner sources
	(in millions)
Assets
Trading account assets:
Trading securities(1)	¥1,906,009	¥182,968	(2)	¥—	¥(580,019)	¥14,582	¥(357,002)		¥1,166,538	¥91,316	(2)
Debt securities
Foreign governments and official institutions bonds	193,673	1,420		—	(4,367)	—	(19,192)		171,534	(1,041)
Corporate bonds	509,257	29,123		—	3,631	14,582	(61,606)		494,987	22,984
Residential mortgage-backed securities	113,495	17,091		—	(74,118)	—	—		56,468	11,328
Commercial mortgage-backed securities	16,401	7,387		—	(6,473)	—	—		17,315	6,763
Asset-backed securities	702,996	70,737		—	(330,899)	—	(53,773)		389,061	45,512
Other debt securities	—	—		—	—	—	—		—	—
Commercial paper	—	—		—	—	—	—		—	—
Equity securities	370,187	57,210		—	(167,793)	—	(222,431	)(5)	37,173	5,770
Trading derivatives (Net)	4,491	(16,391	)(2)	(45)	(37,378)	24,767	(4,056)		(28,612)	30,262	(2)
Investment securities:
Securities available for sale	3,335,664	(4,857	)(3)	30,835	(349,625)	308,526	(956,934)		2,363,609	(24,775	)(3)
Debt securities
Japanese prefectural and municipal bonds	4,471	13		—	(1,415)	—	—		3,069	8
Foreign governments and official institutions bonds	24,148	(6)		4,235	59,220	—	—		87,597	(6)
Corporate bonds	3,043,083	(4,845)		23,113	(382,381)	308,526	(824,031)		2,163,465	(24,792)
Residential mortgage-backed securities	32,302	(1)		38	(5,512)	—	—		26,827	(1)
Commercial mortgage-backed securities	18,086	1		(503)	(3,109)	—	—		14,475	1
Asset-backed securities	205,271	(85)		2,543	(7,731)	—	(132,903)		67,095	(16)
Other debt securities	1,357	56		40	(463)	—	—		990	31
Marketable equity securities	6,946	10		1,369	(8,234)	—	—		91	—
Other investment securities	42,681	(7,757	)(4)	46	(328)	—	(738)		33,904	(8,089	)(4)
Others	18,312	(1,212	)(4)	—	117	—	—		17,217	(1,027	)(4)

Total	¥5,307,157	¥152,751		¥30,836	¥(967,233)	¥347,875	¥(1,318,730)		¥3,552,656	¥87,687

Liabilities
Others	¥(133,087)	¥(1,526	)(4)	¥(17,391)	¥5,955	¥153,524	¥38		¥45,347	¥6,876	(4)

Total	¥(133,087)	¥(1,526)		¥(17,391)	¥5,955	¥153,524	¥38		¥45,347	¥6,876

Notes:

(1)	Include trading securities under fair value option.
(2)	Included in trading account profits (losses)—net and in foreign exchange gains (losses)—net.
(3)	Included in investment securities gains (losses)—net.
(4)	Included in trading account profits (losses)—net.
(5)	The MUFG Group reclassified investments in certain hedge funds from Level 3 to Level 2 because they were redeemable at net asset value at the measurement date or in the near future.

(6)	The amounts of assets categorized in Level 3 at March 31, 2009, which were reported in the Form 6-K for the six months ended September 30, 2009, have been restated as follows:

	As previously reported (Unaudited)	As restated
	(in millions)
Assets
Trading account assets:
Trading securities
Debt securities
Residential mortgage-backed securities	¥10,643	¥113,495
Commercial mortgage-backed securities	13,948	16,401
Asset-backed securities	808,301	702,996

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities may be measured at fair value on a nonrecurring basis in periods subsequent to their initial recognition. These assets are subject to fair value adjustments that result from the application of the lower of cost or fair value accounting or write-downs of individual assets. The following table presents the carrying value of assets measured at fair value on a nonrecurring basis by level within the fair value hierarchy as of March 31, 2009 and 2010:

	March 31, 2009
	Level 1	Level 2	Level 3	Total carrying value
	(in millions)
Assets
Investment securities	¥—	¥—	¥24,912	¥24,912
Loans	6,117	42,391	394,677	443,185
Other assets	222,563	1,905	35,487	259,955

Total	¥228,680	¥44,296	¥455,076	¥728,052

	March 31, 2010
	Level 1	Level 2	Level 3	Total carrying value
	(in millions)
Assets
Investment securities(1)	¥—	¥—	¥14,127	¥14,127
Loans	10,346	37,247	385,979	433,572
Premises and equipment	—	—	11,025	11,025
Intangible assets	—	—	52,262	52,262
Other assets(1)	144,659	—	29,781	174,440

Total	¥155,005	¥37,247	¥493,174	¥685,426

Note:

(1)	Include investments valued at net asset value of ¥22,686 million. The unfunded commitments related to these investments of ¥12,269 million. These investments are private equity funds.

The following table presents the nonrecurring changes in fair value which have been recorded during the fiscal years ended March 31, 2009 and 2010:

	Fiscal years ended March 31
	2009	2010
	(in millions)
Investment securities	¥40,640	¥26,262
Loans	229,889	211,471
Premises and equipment(1)	—	10,548
Intangible assets(1)	—	12,400
Other assets	67,656	110,722

Total	¥338,185	¥371,403

Note:

(1)	Effective April 1, 2009, the MUFG Group has applied new guidance on the measurement of fair value for premises and equipment and intangible assets measured at fair value for impairment.

Investment securities include mainly impaired cost method nonmarketable equity securities which were written down to fair value during the period. The fair values are determined based on recent financial position and projected future cash flows of investees.

Loans include loans held for sale and collateral dependent loans. Loans held for sale are recorded at the lower of cost or fair value. The fair value of the loans held for sale is based on secondary market, recent transaction or discounted cash flows. These loans are principally classified in Level 3 of the valuation hierarchy, and when quoted prices are available but not traded actively, such loans held for sale are classified in Level 2 of the valuation hierarchy.

Collateral dependent loans are measured at fair value of the underlying collateral. Collaterals are comprised mainly of real estate and exchange traded equity securities. The MUFG Group maintains an established process for determining the fair value of real estate, using valuation techniques, including, but not limited to, the valuation derived mainly from current transaction prices of comparable assets and discounted cash flow models. Loans impaired that are measured based on underlying real estate collateral are classified in Level 3 of the valuation hierarchy.

Premises and equipment consist of those assets which were written down to fair value. The fair values are determined based on price obtained from an appraiser or discounted cash flows. These impaired premises and equipment are classified as Level 3 of the valuation hierarchy.

Intangible assets consist of those assets which were written down to fair values. The fair values are determined based on discounted cash flows. These impaired intangible assets are classified as Level 3 of the valuation hierarchy.

Other assets mainly consist of investments in equity method investees which were written down to fair value due to impairment. The MUFG Group recorded impairment losses on investments to certain affiliated companies, mainly the consumer finance company, of ¥104,045 million for the fiscal year ended March 31, 2010. The investment in such affiliated company is marketable equity security, and MUFG determined a decline in fair value below cost is other-than-temporary based on the quoted market price. The impairment losses are included in Equity in losses of equity method investees in the consolidated statements of operations.

When investments in equity method investees are marketable equity securities, the fair values are determined based on quoted market price. Impaired investments in equity method investees which are marketable equity securities are classified in either Level 1 or Level 2 of the valuation hierarchy. When investments in equity method investees are nonmarketable equity securities, the fair values are determined using the same methodologies as impaired nonmarketable equity securities described above. Impaired investments in equity method investees which are nonmarketable equity securities are classified in Level 3 of the valuation hierarchy.

Fair Value Option

Entities are permitted to choose, at specified election dates, to measure eligible financial assets and liabilities and certain other items at fair value that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. Effective April 1, 2008, the MUFG Group elected the fair value option for foreign currency denominated debt securities and equity securities held by BTMU and MUTB in the amount of ¥10,448,079 million, which were previously classified as securities available for sale. The election was made to mitigate accounting mismatches related to fluctuations of foreign exchange rates as the gains and losses on translation of these securities were reflected in other changes in equity from nonowner sources, while the gains and losses on translation of foreign currency-denominated financial liabilities were included in current earnings.

The MUFG Group also elected the fair value option for certain financial instruments held by MUS’s foreign subsidiaries, because those financial instruments are managed on a fair value basis, and these exposures are considered to be trading-related positions. These financial assets are included in Interest-earning deposits in other banks and Receivables under resale agreements. These financial liabilities are included in Interest-bearing deposits, Other short-term borrowings and Long-term debt. Unrealized gains and losses on such financial instruments are recognized in the consolidated statements of operations.

The following table presents the gains or losses recorded during the fiscal years ended March 31, 2009 and 2010 related to the eligible instruments for which the MUFG Group elected the fair value option:

	For the fiscal year ended March 31,
	2009			2010
	Trading account profits (losses)	Foreign exchange gains (losses)	Total changes in fair value	Trading account profits (losses)	Foreign exchange gains (losses)	Total changes in fair value
	(in millions)
Financial assets:
Interest-earning deposits in other banks	¥115	¥—	¥115	¥(1,277)	¥—	¥(1,277)
Receivables under resale agreements(1)	21,382	—	21,382	(5,240)	—	(5,240)
Trading account securities (Previously classified as securities available for sale)	(301,077)	(565,247)	(866,324)	327,338	(371,660)	(44,322)

Total	¥(279,580)	¥(565,247)	¥(844,827)	¥320,821	¥(371,660)	¥(50,839)

Financial liabilities:
Deposits in overseas offices: principally interest-bearing deposits(1)	¥(3,485)	¥—	¥(3,485)	¥—	¥—	¥—
Other short-term borrowings(1)	(1,331)	—	(1,331)	530	—	530
Long-term debt(1)	(234,614)	—	(234,614)	56,282	—	56,282

Total	¥(239,430)	¥—	¥(239,430)	¥56,812	¥—	¥56,812

Note:

(1)	Change in value attributable to the instrument-specific credit risk related to those financial assets and liabilities are not material.

The following table presents the differences between the aggregate fair value and the aggregate remaining contractual principal balance outstanding as of March 31, 2009 and 2010, for long-term receivables and debt instruments for which the fair value option has been elected:

	March 31, 2009
	Remaining aggregate contractual amounts outstanding	Fair value	Fair value over (under) remaining aggregate contractual amounts outstanding
	(in millions)
Financial Assets:
Receivables under resale agreements	¥35,909	¥36,066	¥157

Total	¥35,909	¥36,066	¥157

Financial Liabilities:
Deposits in overseas offices: Interest-bearing deposits	¥4,214	¥4,235	¥21
Long-term debt	719,697	532,641	(187,056)

Total	¥723,911	¥536,876	¥(187,035)

	March 31, 2010
	Remaining aggregate contractual amounts outstanding	Fair value	Fair value over (under) remaining aggregate contractual amounts outstanding
	(in millions)
Financial Assets:
Receivables under resale agreements	¥31,500	¥30,832	¥(668)

Total	¥31,500	¥30,832	¥(668)

Financial Liabilities:
Long-term debt	¥792,059	¥615,618	¥(176,441)

Total	¥792,059	¥615,618	¥(176,441)

Interest income and expense and dividend income related to the assets and liabilities for which the fair value option is elected are measured based on the contractual rates specified in the transactions and reported in the consolidated statements of operations as either interest income or expense, depending on the nature of the related asset or liability.

Estimated Fair Value of Financial Instruments

In addition to financial instruments measured and disclosed on a fair value basis, the disclosure of the estimated fair value of financial instruments that are not carried at fair value is also required. The following is a summary of carrying amounts and estimated fair values of financial instruments at March 31, 2009 and 2010:

	2009		2010
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
	(in billions)
Financial assets:
Cash and due from banks, call loans and funds sold, and receivables under resale agreements and securities borrowing transactions	¥16,350	¥16,350	¥17,465	¥17,465
Trading account assets, excluding derivatives	20,296	20,296	18,808	18,808
Investment securities	37,491	37,728	54,514	55,058
Loans, net of allowance for credit losses	99,154	100,455	90,870	91,812
Other financial assets	4,667	4,670	4,361	4,361
Derivative financial instruments:
Trading activities	9,986	9,986	8,855	8,855
Activities qualifying for hedges	27	27	9	9
Financial liabilities:
Non-interest-bearing deposits, call money and funds purchased, and payables under repurchase agreements and securities lending transactions	¥35,663	¥35,663	¥34,969	¥34,969
Interest-bearing deposits	111,095	111,215	117,868	117,972
Trading account liabilities, excluding derivatives	103	103	169	169
Obligations to return securities received as collateral	2,709	2,709	3,229	3,229
Due to trust account	1,797	1,797	1,560	1,560
Other short-term borrowings	7,867	7,867	6,097	6,097
Long-term debt	13,273	13,191	14,162	14,369
Other financial liabilities	4,633	4,633	3,981	3,981
Derivative financial instruments:
Trading activities	9,390	9,390	8,520	8,520
Activities qualifying for hedges	—	—	1	1

Not all of the financial instruments held by the MUFG Group are recorded at fair value on the consolidated balance sheets. The methodologies and assumptions used to estimate fair value of financial instruments that are not recorded at fair value on the consolidated balance sheets are summarized below:

Cash and Due from Banks, Call Loans and Funds Sold, and Receivables Under Resale Agreements and Securities Borrowing Transactions—For cash, due from banks including interest-earning deposits, call loans and funds sold, and receivables under resale agreements and securities borrowing transactions, the carrying amounts are a reasonable estimate of the fair values because of their short-term nature and limited credit risk.

Investment Securities—The fair values of investment securities other than those classified as available for sale or being held to maturity (i.e., nonmarketable equity securities) are not readily determinable as they do not have quoted market prices or secondary market prices available. The fair values of certain nonmarketable equity securities, such as preferred stock convertible to marketable common stock in the future, issued by public companies are determined by utilizing commonly accepted valuation models, such as option pricing models. It is not practicable for the MUFG Group to estimate the fair value of other nonmarketable securities issued by nonpublic companies for which a quoted market price is not available. For these securities, the MUFG Group is unable to estimate fair value without incurring undue cost because they comprise investments in numerous unlisted companies and each investment represents an insignificant percentage relative to each company. Therefore, the above summary does not include the carrying amounts of such investment securities. The amounts not included in the above summary are ¥146 billion and ¥532 billion at March 31, 2009 and 2010, respectively.

Loans—The fair value of loans are estimated by discounting expected future cash flows based on types of loans, internal ratings and possibility of prepayment using the discount rates which include adjustments to reflect the expectations about possible variations to the current market rates. For certain residential loans with variable interest rates provided to individual home owners, the carrying amount is presented as the fair value since such carrying amount approximates the fair value, unless the creditworthiness of the borrower has changed significantly since the loan origination. Where quoted market prices or estimated fair values are available, primarily for loans to refinancing countries, loans held for sales and certain other foreign loans, the fair values are based on such market prices and estimated fair values, including secondary market prices. For receivables from bankrupt, virtually bankrupt, and likely to become bankrupt borrowers, credit loss is estimated based on the present value of expected future cash flow or the expected amount to be collected from collaterals and guarantees. The carrying amount is presented as the fair value since the fair value approximates such carrying amount.

Other Financial Assets—The estimated fair values of other financial assets, which primarily include accrued interest receivable, customers’ acceptance liabilities and accounts receivable, approximate their carrying amounts. The above summary does not include the carrying amounts of investments in equity method investees amounting to ¥556 billion and ¥585 billion at March 31, 2009 and 2010, respectively.

Non-interest-bearing Deposits, Call Money and Funds Purchased, Payables Under Repurchase Agreements and Securities Lending Transactions, and Obligations to Return Securities Received as Collateral—For non-interest-bearing deposits, the amount payable on demand as of the consolidated balance sheet date (i.e., the carrying amount) is considered to be the fair value. For call money and funds purchased, payables under repurchase agreements and securities lending transactions and obligations to return securities received as collateral, the carrying amount are reasonable estimate of the fair value because of their short-term nature and limited credit risk.

Interest–bearing Deposits—For variable rate time deposits, the carrying amount is presented as the fair value because the market interest rate is reflected in such deposits within a short time period. Fixed rate time deposits are grouped by certain maturity lengths. The fair value of such deposits are estimated by discounting expected future cash flows using the discount rates that would be applied to newly accepted deposits.

Due to Trust Account—Since these are cash deposits with no maturity, the carrying amount is presented as the fair value as the fair value approximates such carrying amount.

Other Short-term Borrowings—For most other short-term borrowings, the carrying amount is presented as the fair value since such carrying amount approximates the fair value because of their short-term nature and limited credit risk.

Long-term Debt—The fair value of corporate bonds issued by the MUFG Group is determined based on MUFG’s market price. The fair value of fixed rate corporate bonds without market prices is the present value of expected future cash flow from these borrowings, which is discounted at an interest rate generally applicable to similar borrowings reflecting premium applicable to the MUFG Group. For variable rate corporate bonds without market prices, the carrying amount of such bonds is presented as the fair value since such carrying amount approximates the fair value. This is on the basis that the market interest rate is reflected in the fair value of such corporate bonds because such bond terms were set within a short time period and that there has been no significant impact on the fair value of those bonds.

Other Financial Liabilities—The estimated fair values of other financial liabilities, which primarily include accrued interest payable, bank acceptances, accounts payable and obligations under standby letters of credit and guarantees, approximate their carrying amounts. The fair values of obligations under standby letters of credit and guarantees are based on fees received or receivable by the MUFG Group.

The fair values of certain off-balance-sheet financial instruments held for purposes other than trading, including commitments to extend credit and commercial letters of credit, are estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the credit quality. The aggregate fair value of such instruments at March 31, 2009 and 2010 was not material.

The fair value estimates presented herein are based on pertinent information available to management at March 31, 2009 and 2010. These amounts have not been comprehensively revalued since that date and, therefore, current estimates of fair values may have changed significantly from the amounts presented herein.

STOCK-BASED COMPENSATION	12 Months Ended
Mar. 31, 2010
STOCK-BASED COMPENSATION

32.    STOCK-BASED COMPENSATION

The following describes stock-based compensation plans of MUFG, BTMU, MUTB, MUS and UNBC.

MUFG, BTMU, MUTB and MUS

MUFG, BTMU, MUTB and MUS elected to introduce a stock-based compensation plan for directors, executive officers and corporate auditors (“officers”) and obtained the necessary shareholder approval at their respective ordinary general meetings held in June 2007, while abolishing the retirement gratuities program for these officers.

Following the approval, MUFG resolved at the meeting of the Board of Directors to issue stock compensation type stock options (“Stock Acquisition Rights”) to officers of MUFG, BTMU, MUTB and MUS. Usually, the Stock Acquisition Rights would be issued and granted to these officers once a year as a replacement of the former retirement gratuities program.

The class of shares to be issued or transferred on exercise of the Stock Acquisition Rights is common stock of MUFG. The number of shares to be issued or transferred on exercise of each Stock Acquisition Right (“number of granted shares”) is 100 shares. In the event of stock split or stock merger of common stock of MUFG, the number of granted shares shall be adjusted in accordance with the ratio of stock split or stock merger. If any events occur that require the adjustment of the number of granted shares (e.g., mergers, consolidations, corporate separations or capital reductions of MUFG), MUFG shall appropriately adjust the number of granted shares to a reasonable extent.

The contractual term of the Stock Acquisition Rights is approximately 30 years from the date of grant. Some of the Stock Acquisition Rights vest on the date of grant and the rest of the rights graded-vest depending on the holder’s service period as officers. The Stock Acquisition Rights are only exercisable after the date on which the following conditions are met: (1) holder as a director or an executive officer loses the status of both director and executive officer, (2) holder as a corporate auditor loses the status of a corporate auditor. The exercise price is ¥1 per share.

The following is a summary of the Stock Acquisition Rights transactions of MUFG, BTMU, MUTB and MUS for the fiscal year ended March 31, 2010:

	For the fiscal year ended March 31, 2010
	Number of shares	Weighted-average exercise price	Weighted-average remaining contractual term (in years)	Aggregate intrinsic value (in millions)
Outstanding, beginning of the period	5,392,600	¥1
Granted	5,655,800	1
Exercised	(1,025,100)	1
Forfeited or Expired	(48,500)	1

Outstanding, end of the period	9,974,800	¥1	28.75	¥4,878

Exercisable, end of the period	—	¥—	—	¥—

The fair value of the Stock Acquisition Rights is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions described in the following table. The risk-free rate is based on the Japanese government bonds yield curve in effect at the date of grant based on the expected term. The expected volatility is based on the historical data from traded common stock of MUFG. The expected term is based on the average service period of officers of MUFG, BTMU, MUTB and MUS, which represents the expected outstanding period of the Stock Acquisition Rights granted. The expected dividend yield is based on the dividend rate of common stock of MUFG at the date of grant.

	For the fiscal year ended March 31,
	2009	2010
Risk-free interest rate	1.03%	0.53%
Expected volatility	33.07%	44.46%
Expected term (in years)	4	4
Expected dividend yield	1.43%	2.25%

The weighted-average grant-date fair value of the Stock Acquisition Rights granted during the fiscal years ended March 31, 2009 and 2010 was ¥92,300 and ¥48,700, respectively.

The MUFG Group recognized ¥2,583 million and ¥2,638 million of compensation cost related to the Stock Acquisition Rights with ¥1,051 million and ¥1,073 million of corresponding tax benefit during the fiscal years ended March 31, 2009 and 2010, respectively. As of March 31, 2010, the total unrecognized compensation cost related to the Stock Acquisition Rights was ¥545 million and it is expected to be recognized over a period of 3 months.

Cash received from exercise of the Stock Acquisition Rights for the fiscal year ended March 31, 2010 was ¥1 million. The actual tax benefit realized for the tax deductions from exercise of the Stock Acquisition Rights was ¥404 million for the fiscal year ended March 31, 2010.

UNBC

On November 4, 2008, all outstanding awards under the management stock plans discussed below were canceled in exchange for the right to receive the cash value of those awards. These plans were terminated in December 2008, and no additional awards were granted under these plans in 2009. The discussion that follows relates to the management stock plan activities through termination in December 2008.

Prior to their termination, UNBC had two management stock plans. The Year 2000 UnionBanCal Corporation Management Stock Plan, as amended (the 2000 Stock Plan), and the UnionBanCal Corporation Management Stock Plan, restated effective June 1, 1997 (the 1997 Stock Plan), had 20.0 million and 6.6 million shares, respectively, of UNBC’s common stock authorized for awards to key employees, outside directors and consultants of UNBC at the discretion of the Executive Compensation and Benefits Committee of the Board of Directors (the Committee). Employees on rotational assignment from BTMU were not eligible for stock awards.

The Committee determined the term of each stock option grant, up to a maximum of ten years from the date of grant. The exercise price of the options issued under the stock plans could not be less than the fair market value on the date the option was granted. Beginning in 2006, the value of options was recognized as compensation expense over the vesting period during which the employees were required to provide service. Prior to January 1, 2006, UNBC’s unrecognized compensation expense for nonvested restricted stock reduced retained earnings. Subsequent to January 1, 2006,  $19 million was reclassified from retained earnings to additional paid-in capital. The value of the restricted stock at the date of grant was recognized as compensation expense over its vesting period with a corresponding credit adjustment to additional paid-in capital. All cancelled or forfeited options and restricted stock became available for future grants.

Under the 2000 Stock Plan, UNBC granted stock options and restricted stock. Additionally under the Plan, UNBC issued shares of common stock upon the vesting and settlement of restricted stock units, stock units and performance shares settled in common stock. Under the 1997 Stock Plan, UNBC issued shares of common stock upon exercise of outstanding stock options. UNBC issued new shares of common stock for all awards under the stock plans. After taking into account the outstanding stock options and restricted stock, as well as the maximum number of shares that might be issued upon vesting and settlement of outstanding restricted stock units, stock units and performance shares settled in common stock, a total of 1,095,526 shares and zero shares were available for future grants under the 2000 Stock Plan at December 31, 2007 and 2008, respectively. The remaining shares under the 1997 Stock Plan were not available for future grants.

The Committee determined that performance share awards granted in 2006 and later were to be redeemed in shares.

Stock Options

Prior to UNBC’s privatization, UNBC granted options under the 2000 Stock Plan, to various key employees, including policy-making officers, and to non-employee directors for selected years. Under both the 1997 and 2000 Stock Plans, options granted to employees vested pro-rata on each anniversary of the grant date and became fully exercisable three years from the grant date, provided that the employee had completed the specified continuous service requirement. Generally, the options could vest earlier if the employee died, was permanently disabled, or retired under certain grant, age, and service conditions or terminated employment under certain conditions. Options granted to non-employee directors were fully vested on the grant date and exercisable 33 1/3 percent on each anniversary under the 1997 Stock Plan, and were fully vested and exercisable on the grant date under the 2000 Stock Plan.

The fair value of each option grant was estimated on the date of grant utilizing the Black-Scholes option pricing model and using the assumptions noted in the following table. The Black-Scholes option pricing model was applied to option tranches based on expected terms that result in ranges of input assumptions, such ranges are disclosed below. Expected volatilities were based on historical data and implied volatilities from traded options on UNBC’s stock, and other factors. UNBC used historical data to estimate option exercise and employee terminations within the valuation model. The expected term of an option granted was derived from the output of the option valuation model, which was based on historical data and represented the period of time that the option granted was expected to be outstanding. The risk-free rate for periods within the contractual life of the option was based on the U.S. Treasury yield curve in effect at the time of grant based on the expected term.

	For the years ended December 31,
	2007	2008
Weighted-average fair value—per share	$7.04	$7.21
Risk-free interest rates (a range for 1 to 7 year tenors)	3.71%	2.2 - 3.3%
Expected volatility	16.9 - 21.0%	22.2 - 27.4%
Weighted-average expected volatility	19.8%	24.3%
Expected term (in years)	3.8 - 4.4	3.9 - 4.4
Weighted-average expected dividend yield	4.3%	4.4%

The total intrinsic value of options exercised during 2007 and 2008 was  $16.0 million and  $44.5 million, with a corresponding tax benefit of  $5.7 million and  $15.9 million, respectively. The total intrinsic value of options that were canceled and settled in cash during 2008 as a result of UNBC’s privatization was  $173.4 million with a corresponding tax benefit of  $61.6 million. The total fair value of options vested during the years ended December 31, 2007 and 2008 was  $20.5 million and  $13.0 million, respectively.

UNBC recognized  $13.0 million and  $23.8 million of compensation cost for share-based payment arrangements related to stock option awards with  $5.0 million and  $9.2 million of corresponding tax benefit during the years ended December 31, 2007 and 2008, respectively. In 2008, compensation cost of  $12.8 million with a corresponding tax benefit of  $4.9 million was recorded for the acceleration of expense due to UNBC’s privatization. As of December 31, 2008, there was no unrecognized compensation cost related to nonvested stock option awards as a result of the termination of the management stock plans in December 2008.

Restricted Stock

In general, restricted stock awards were granted under the 2000 Stock Plan to key employees, and in 2005, to non-employee directors. The awards of restricted stock granted to employees vested pro-rata on each anniversary of the grant date and became fully vested four years from the grant date, provided that the employee had completed the specified continuous service requirement. Generally, they vested earlier if the employee died, was permanently and totally disabled, retired under certain grant, age, and service conditions or terminated employment under certain conditions. The awards of restricted stock granted to existing non-employee directors in 2005 vested in full in July 2006. Restricted stockholders had the right to vote their restricted shares and receive dividends. The grant date fair value of awards was equal to the closing price on date of grant.

The total fair value of the restricted stock awards vested was  $15.6 million during 2007 and  $52.5 million during 2008, with a corresponding tax benefit of  $5.0 million and  $22.6 million, respectively. In 2008, the fair value of the restricted stock awards vested included  $44.4 million, with a corresponding tax benefit of  $20.1 million, related to UNBC’s privatization.

UNBC recognized  $14.4 million and  $41.6 million of compensation cost for share-based payment arrangements related to restricted stock awards with  $5.5 million and  $16.0 million of corresponding tax benefit during the years ended December 31, 2007 and 2008, respectively. In 2008, compensation cost of  $29.1 million with a corresponding tax benefit of  $11.2 million was recorded for the acceleration of expense due to UNBC’s privatization. As of December 31, 2008, there was no unrecognized compensation cost related to nonvested restricted awards as a result of the termination of the management stock plans in December 2008.

Restricted Stock Units and Stock Units

Starting in 2006, UNBC granted restricted stock units to non-employee directors. These restricted stock units consisted of an annual grant, and in the case of new non-employee directors, an annual grant and an initial grant. In general, the annual grant vested in full on the first anniversary of the grant date, and the initial grant vested in three equal installments on each of the first three anniversaries of the grant date. The grant date fair value of awards was equal to the closing price on date of grant. UNBC recognized  $1.0 million and  $2.4 million of compensation cost with a corresponding  $0.4 million and  $0.9 million in tax benefits related to these grants in 2007 and 2008, respectively. In 2008, compensation cost of  $1.1 million with a corresponding tax benefit of  $0.4 million was recorded for the acceleration of expense due to UNBC’s privatization. As of December 31, 2008, there was no unrecognized compensation cost related to these restricted stock units as a result of the termination of the management stock plans in December 2008.

The restricted stock unit participants did not have voting or other stockholder rights. However, the participants’ stock unit accounts received dividend equivalents, reflecting the aggregate dividends earned based on the total number of restricted stock units outstanding, in the form of additional restricted stock units. Participants could elect to defer the delivery of vested shares of common stock at predetermined dates as defined in the plan agreements. UNBC issued new shares under the 2000 Stock Plan upon vesting and settlement of these grants, which were redeemable only in shares.

Non-employee directors could irrevocably elect to defer all or a portion of the cash retainer and/or fees payable to them for services on the Board of Directors and its committees in the form of stock units. At the time of deferral, a bookkeeping account was established on behalf of the director and credited with a number of fully vested stock units. The director received a number of stock units equal to the number of shares of common stock when the deferred compensation was payable. Dividend equivalents were credited to the stock unit accounts. Stock units had no voting rights. UNBC issued new shares under the 2000 Stock Plan upon settlement of the stock units.

As a result of UNBC’s privatization, all restricted stock units and stock units were canceled and either paid out in cash in 2008 or deferred based on the participant’s prior elections or applicable tax requirements and recorded as a liability.

Performance Share Plan

Effective January 1, 1997, UNBC established a Performance Share Plan. At the discretion of the Committee, eligible participants would earn performance share awards to be redeemed in cash and/or shares three years after the date of grant. Performance shares were linked to stockholder value in two ways: (1) the market price of UNBC’s common stock; and (2) return on equity, a performance measure closely linked to value creation. Eligible participants generally received grants of performance shares annually. The plan was amended in 2004 increasing the total number of shares that could be granted under the plan to 2.6 million shares. The following is a summary of shares granted and available for future grants under the Performance Share Plan:

	For the years ended December 31,
	2007	2008
Performance shares:
Granted	70,614	91,750
Available for future grant, year end	2,063,219	—

Performance Shares—Redeemable in Cash

All performance shares granted prior to 2006 were redeemable in cash and therefore were accounted for as liabilities. The value of a performance share under the liability method was equal to the average month-end closing price of UNBC’s common stock for the final six months of the performance period. All cancelled or forfeited performance shares would become available for future grants. The following is a summary of performance shares that are redeemable in cash under the Performance Share Plan:

	For the years ended December 31,
	2007	2008
	(in millions)
Performance shares granted	—	—
Performance shares forfeited	—	—
Fair value of performance shares that vested	$6.7	—
Cash payments made for performance shares that vested	$7.8	$5.7
Fair value of performance shares that vested and deferred	—	—
Performance shares compensation expense	$1.7	—
Tax benefit related to compensation expense	$0.6	—
Liability for cash settlement of performance shares, year end	$5.7	—

The compensation cost related to these grants that are redeemable in cash was fully recognized as of December 31, 2007.

Performance Shares—Redeemable in Shares

Prior to UNBC’s privatization, performance shares granted in 2006 and thereafter were redeemable in shares. UNBC issued new shares under the 2000 Stock Plan upon vesting and settlement of these grants that were redeemable in shares.

As a result of UNBC’s privatization, performance shares that were redeemable in shares under the Performance Share Plan were canceled in 2008. In 2009, UNBC paid  $25.2 million for the settlement of these grants and deferred  $0.1 million. As of December 31, 2008, there was no unrecognized compensation cost related to grants that were redeemable in shares as a result of the termination of the management stock plans in December 2008.

The following is a summary of performance shares that are redeemable in shares under the Performance Share Plan:

	For the years ended December 31,
	2007	2008
	(in millions, except the number of shares and per share amounts)
Performance shares granted	70,614	91,750
Weighted average grant date fair value—per share	$63.10	$51.42
Performance shares forfeited	1,500	—
Fair value of performance shares that vested or cancelled during the year	$0.6	$21.0
Performance shares compensation expense	$4.8	$14.0
Tax benefit related to compensation expense	$1.8	$5.4
Liability for cash settlement of performance shares, year end	—	$25.3

PARENT COMPANY ONLY FINANCIAL INFORMATION	12 Months Ended
Mar. 31, 2010
PARENT COMPANY ONLY FINANCIAL INFORMATION

33.    PARENT COMPANY ONLY FINANCIAL INFORMATION

Distributions of retained earnings of BTMU and MUTB are restricted in order to meet the minimum capital adequacy requirements under the Banking Law. Also, retained earnings of these banking subsidiaries are restricted, except for ¥3,951,062 million, in accordance with the statutory reserve requirements under the Company Law at March 31, 2010 (see Notes 19 and 21).

The following table presents the parent company only financial information of MUFG:

Condensed Balance Sheets

	2009	2010
	(in millions)
Assets:
Cash and interest-earning deposits with banks	¥33,602	¥86,491
Investments in subsidiaries and affiliated companies	7,329,382	10,240,801
Investment in Morgan Stanley	927,944	988,731
Other assets	82,150	73,868

Total assets	¥8,373,078	¥11,389,891

Liabilities and Shareholders’ equity:
Short-term borrowings from subsidiaries	¥1,032,670	¥1,129,452
Long-term debt from subsidiaries and affiliated companies	720,373	1,088,149
Long-term debt	330,051	230,045
Other liabilities	55,089	75,327

Total liabilities	2,138,183	2,522,973

Total shareholders’ equity	6,234,895	8,866,918

Total liabilities and shareholders’ equity	¥8,373,078	¥11,389,891

Condensed Statements of Operations

	2008	2009	2010
	(in millions)
Income:
Dividends from subsidiaries and affiliated companies	¥514,883	¥241,129	¥203,443
Dividends from Morgan Stanley	—	43,041	78,244
Management fees from subsidiaries	13,970	16,985	17,522
Interest income	477	651	8
Foreign exchange gains—net	139	42,531	43,461
Other income	452	6,043	5,946

Total income	529,921	350,380	348,624

Expense:
Operating expenses	13,000	15,404	15,296
Interest expense to subsidiaries and affiliated companies	10,660	34,436	41,921
Interest expense	6,301	5,247	4,087
Other expense	1,193	1,758	1,326

Total expense	31,154	56,845	62,630

Equity in undistributed net income (loss) of subsidiaries and affiliated companies	(1,044,933)	(1,740,354)	613,264

Income (loss) before income tax expense (benefit)	(546,166)	(1,446,819)	899,258
Income tax expense (benefit)	(3,730)	21,221	39,439

Net income (loss)	¥(542,436)	¥(1,468,040)	¥859,819

Condensed Statements of Cash Flows

	2008	2009	2010
	(in millions)
Operating activities:
Net income (loss)	¥(542,436)	¥(1,468,040)	¥859,819
Adjustments and other	1,035,759	1,793,971	(634,891)

Net cash provided by operating activities	493,323	325,931	224,928

Investing activities:
Proceeds from sales of stock investment in subsidiaries and affiliated companies	1,792	24,002	1,526
Purchases of equity investments in subsidiaries and affiliated companies	(148,541)	(941,617)	(1,406,479)
Purchases of other investment securities	—	(927,944)	(5)
Net decrease (increase) in interest-earning deposits with banks	(3,406)	21,267	(49,663)
Proceeds from capital repayment by a subsidiary	118,018	—	—
Other—net	5,988	(1,495)	(52,481)

Net cash used in investing activities	(26,149)	(1,825,787)	(1,507,102)

Financing activities:
Net increase in short-term borrowings from subsidiaries	¥116,620	¥879,460	¥143,403
Proceeds from issuance of long-term debt to subsidiaries and affiliated companies	500	391,997	380,499
Repayment of long-term debt	(125,000)	(220,000)	(100,007)
Repayment of long-term debt to subsidiaries and affiliated companies	(163,998)	(3,700)	(12,800)
Proceeds from issuance of common stock, net of stock issue expenses	—	278,725	1,026,341
Proceeds from issuance of preferred stock, net of stock issue expenses	—	388,623	—
Proceeds from sales of treasury stock	781	184,617	30
Payments to acquire treasury stock	(151,365)	(238,842)	(246)
Dividends paid	(141,182)	(153,260)	(149,551)
Other—net	979	(3,035)	(2,269)

Net cash provided by (used in) financing activities	(462,665)	1,504,585	1,285,400

Net increase in cash and cash equivalents	4,509	4,729	3,226
Cash and cash equivalents at beginning of fiscal year	4,024	8,533	13,262

Cash and cash equivalents at end of fiscal year	¥8,533	¥13,262	¥16,488

SEC REGISTERED FUNDING VEHICLES ISSUING NON-DILUTIVE PREFERRED SECURITIES	12 Months Ended
Mar. 31, 2010
SEC REGISTERED FUNDING VEHICLES ISSUING NON-DILUTIVE PREFERRED SECURITIES

34.    SEC REGISTERED FUNDING VEHICLES ISSUING NON-DILUTIVE PREFERRED SECURITIES

In February 2006, MUFG established MUFG Capital Finance 1 Limited, MUFG Capital Finance 2 Limited and MUFG Capital Finance 3 Limited, wholly owned funding vehicles in the Cayman Islands, for the issuance of preferred securities to enhance the flexibility of its capital management.

On March 17, 2006, MUFG Capital Finance 1 Limited, MUFG Capital Finance 2 Limited and MUFG Capital Finance 3 Limited registered with the SEC and issued  $2,300,000,000 in 6.346% non-cumulative preferred securities, €750,000,000 in 4.850% non-cumulative preferred securities and ¥120,000,000,000 in 2.680% non-cumulative preferred securities (collectively, the “Preferred Securities”), respectively. Total net proceeds before expenses were approximately  $4.17 billion. All of the ordinary shares of MUFG Capital Finance 1 Limited, MUFG Capital Finance 2 Limited and MUFG Capital Finance 3 Limited are owned by MUFG. MUFG fully and unconditionally guarantees the payment of dividends and payments on liquidation or redemption of the obligations under the Preferred Securities.

The Preferred Securities entitle holders to receive a non-cumulative preferential cash dividend starting on July 25, 2006 and on January 25 and July 25 of each year thereafter. These funding vehicles will not be obligated to pay dividends on the Preferred Securities upon the occurrence of certain events relating to the financial condition of MUFG. From July 25, 2016, dividends on the Preferred Securities will be re-calculated at a floating rate per annum.

The dollar-denominated and euro-denominated preferred securities are subject to redemption on any dividend payment date on or after July 25, 2016. The yen-denominated preferred securities are subject to redemption on any dividend payment date on or after July 25, 2011. All the Preferred Securities are subject to redemption in whole (but not in part) at any time upon the occurrence of specified events, in each case at the option of each of the funding vehicles and subject to necessary government approvals.

The Preferred Securities are non-dilutive and not convertible into MUFG’s common shares. The Preferred Securities were included as part of MUFG’s Tier I capital at March 31, 2009 and 2010 under its capital adequacy requirements.

These funding vehicles are not consolidated as the MUFG Group’s subsidiaries. See Note 25 for discussion. The funds raised through such funding vehicles are primarily loaned to the MUFG Group and presented as Long-term debt in the consolidated balance sheet at March 31, 2009 and 2010.

RESTATEMENT OF CONSOLIDATED STATEMENTS OF CASH FLOWS	12 Months Ended
Mar. 31, 2010
RESTATEMENT OF CONSOLIDATED STATEMENTS OF CASH FLOWS

35.    RESTATEMENT OF CONSOLIDATED STATEMENTS OF CASH FLOWS

Subsequent to the issuance of the consolidated financial statements for the fiscal year ended March 31, 2009, MUFG’s management determined that the MUFG Group erroneously presented certain transactions and adjustments in the consolidated statements of cash flows, which resulted in the misstatements of various line items. The significant portion of these misstatements was attributed to erroneous elimination of non-cash foreign currency adjustments and non-cash securities transactions at certain foreign subsidiaries, and intercompany balances of trading account assets and liabilities. The restatement of the consolidated statements of cash flows did not affect previously reported amounts in the consolidated balance sheets, consolidated statements of operations, consolidated statements of changes in equity from nonowner sources, consolidated statements of equity, and cash and cash equivalents in the consolidated statements of cash flows. The following tables set forth the effects of the restatement for the fiscal years ended March 31, 2008 and 2009.

	Fiscal year ended March 31, 2008
	As previously reported		Restatement amounts		Reclassification amounts(1)		As restated and reclassified
	(in millions)
Net loss		¥(542,436)		¥—		¥38,476	¥(503,960)
Loss from discontinued operations—net		1,746		—		924	2,670
Foreign exchange gains-net		(1,544,073)		77,774		—	(1,466,299)
Increase in trading account assets, excluding foreign exchange contracts		(3,996,790)		68,027		—	(3,928,763)
Increase in trading account liabilities, excluding foreign exchange contracts		2,904,153		(28,360)		—	2,875,793
Increase in accrued interest receivable and other receivables		(79,266)		(6,309)		—	(85,575)
Increase in accrued interest payable and other payables		90,984		14,458		—	105,442
Net decrease in collaterals for derivative transactions		82,720		50,802		—	133,522
Other—net		(138,105)		(6,207)		(39,400)	(183,712)

Net cash provided by operating activities		383,207		170,185		—	553,392

Purchases of investment securities available for sale		(74,640,265)		(10,901)		—	(74,651,166)
Net increase in loans		(5,942,696)		15,985		—	(5,926,711)
Net increase in interest-earning deposits in other banks		(806,005)		13,665		—	(792,340)
Net increase in call loans, funds sold, and receivable under resale agreement and securities borrowing transactions		(4,071,034)		(15,531)		—	(4,086,565)
Proceeds from sales of premises and equipment		71,671		(7,604)		—	64,067
Purchases of intangible assets		(231,300)		1,164		—	(230,136)
Other—net		86,391		(33,366)		—	53,025

Net cash used in investing activities		(7,833,129)		(36,588)		—	(7,869,717)
Net increase in deposits	5,472,395		(33,880)	—	5,438,515
Net increase in call money, funds purchased, and payables under repurchase agreements and securities lending transactions	3,731,613		(32,331)	—	3,699,282
Net increase in other short-term borrowings	202,589		6,873	—	209,462
Proceeds from issuance of long-term debt	2,344,448		(1,624)	—	2,342,824
Repayment of long-term debt	(2,662,527)		(38,083)	—	(2,700,610)
Other—net	28,174		(34,552)	—	(6,378)

Net cash provided by financing activities	8,723,384		(133,597)	—	8,589,787

	Fiscal year ended March 31, 2009
	As previously reported	Restatement amounts	Reclassification amounts(1)	As restated and reclassified
	(in millions)
Net loss	¥(1,468,040)	¥—	¥(36,259)	¥(1,504,299)
Foreign exchange losses-net	983,290	321,148	—	1,304,438
Increase in trading account assets, excluding foreign exchange contracts	(4,334,635)	(55,543)	—	(4,390,178)
Increase in trading account liabilities, excluding foreign exchange contracts	1,541,797	(48,735)	—	1,493,062
Decrease in accrued interest receivable and other receivables	37,407	35,967	—	73,374
Decrease in accrued interest payable and other payables	(76,143)	(27,430)	—	(103,573)
Net increase in collaterals for derivative transactions	(414,933)	(82,696)	—	(497,629)
Other—net	163,507	31,605	36,259	231,371

Net cash used in operating activities	(1,140,503)	174,316	—	(966,187)

Purchases of investment securities available for sale	(114,572,826)	10,930	—	(114,561,896)
Net increase in loans	(6,266,505)	(20,408)	—	(6,286,913)
Net decrease in interest-earning deposits in other banks	2,264,774	(28,282)	—	2,236,492
Net decrease in call loans, funds sold, and receivable under resale agreement and securities borrowing transactions	4,556,274	42,223	—	4,598,497
Purchases of intangible assets	(191,834)	(3,648)	—	(195,482)
Other—net	(60,111)	11,637	—	(48,474)

Net cash used in investing activities	(8,266,031)	12,452	—	(8,253,579)

Net increase in deposits	2,619,867	44,335	—	2,664,202
Net increase in call money, funds purchased, and payables under repurchase agreements and securities lending transactions	2,621,516	(278,324)	—	2,343,192
Net increase in other short-term borrowings	2,566,975	9,165	—	2,576,140
Proceeds from issuance of long-term debt	2,876,261	41,312	—	2,917,573
Repayment of long-term debt	(2,752,600)	(4,125)	—	(2,756,725)
Dividends paid to noncontrolling interests	(16,429)	3,565	—	(12,864)
Other—net	(54,326)	(2,696)	—	(57,022)

Net cash provided by financing activities	8,487,047	(186,768)	—	8,300,279

Note:
(1)	Effective April 1, 2009, the MUFG Group adopted new guidance regarding noncontrolling interests in subsidiaries. See Note 1 “Noncontrolling Interests” under “Accounting Changes” section for the detail. As a result, Net loss, Loss from discontinued operations—net and Other—net in Cash flows from operating activities for the fiscal years ended March 31, 2008 and 2009 were reclassified.

SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2010
SUBSEQUENT EVENTS

36.    SUBSEQUENT EVENTS

MUFG has evaluated subsequent events requiring recognition or disclosure in the consolidated financial statements through the date these consolidated financial statements were issued.

Approval of Dividends

On June 29, 2010, the shareholders approved the payment of cash dividends to the shareholders of record on March 31, 2010, of ¥30.00 per share of Class 3 Preferred Stock, ¥57.50 per share of Class 5 Preferred Stock, ¥2.65 per share of Class 11 Preferred Stock, totaling ¥11, 970 million, and ¥6.00 per share of Common stock, totaling ¥84,887 million.

Securities Joint Ventures with Morgan Stanley

On May 1, 2010, MUFG and Morgan Stanley created two companies comprising their joint venture, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (“MUMSS”), and Morgan Stanley MUFG Securities Co., Ltd. (“MSMS”). MUMSS continued the existing Japan-based retail, middle markets, capital markets, and sales and trading businesses of MUS. The investment banking team of Morgan Stanley Japan Securities Co., Ltd. (“MSJS”) was integrated with the investment banking team of MUS to create the preeminent investment banking organization in Japan, serving both MUFG’s and Morgan Stanley’s significant local and global client networks. MUFG holds a 60 percent interest in MUMSS while Morgan Stanley holds a 40 percent interest.

MSMS comprises the existing sales and trading and capital markets operations of MSJS. While the economic interests of MUFG and Morgan Stanley in MSMS are 60 percent and 40 percent respectively, Morgan Stanley has a 51 percent voting interest in MSMS and MUFG has 49 percent. The two joint venture companies will collaborate in providing capital markets services to investment banking clients of MUFG and Morgan Stanley and in offering a wide range of products and services, including Morgan Stanley’s global products and services to MUFG’s retail and middle market customers in Japan as well as to investment banking clients of both parties. The two joint venture companies will continue to offer products and services in sales and trading and research areas separately.

In relation to the integration of the securities companies in Japan, MUFG and Morgan Stanley determined to form a partnership under the Civil Code of Japan, (“MM Partnership”). Upon the integration, Mitsubishi UFJ Securities Holdings Co., Ltd., (“MUSHD”), MUFG’s intermediate holding company, and Morgan Stanley Japan Holdings Co., Ltd., (“MSJHD”), Morgan Stanley’s intermediate holding company, directly hold shares representing controlling voting interests in MUMSS and MSMS, respectively with MUSHD holding a 60% voting interest in MUMSS and MSJHD holding a 51% voting interest in MSMS, and contribute to MM Partnership all other shares issued by MUMSS and MSMS. Economic interests in MUMSS and MSMS were allocated 60:40 between MUSHD and MSJHD as a result of their acquisitions of a 60% interest and a 40% interest in MM Partnership, respectively. MM Partnership was formed for such purpose. A cash adjustment was made between MUSHD and MSJHD based on the partnership interests in MM Partnership (MUSHD: 60%, MSJHD: 40%), taking into account the agreed value of the shares contributed into MM Partnership and the net asset value of each of MUMSS and MSMS as of the closing. Pursuant to an agreement in the partnership agreement regarding exercise of the voting rights attached to the MUMSS and MSMS shares held by MM Partnership, MUSHD acquired in substance 49% of the voting rights with respect to MSMS in addition to rights to receive 60% of dividends distributed by MUMSS and MSMS, and MSJHD acquired in substance 40% of the voting rights with respect to MUMSS in addition to rights to receive 40% of dividends distributed by MUMSS and MSMS.

Acquisition and Cancellation of First Series of Class 3 Preferred Stock

On April 1, 2010, MUFG acquired and cancelled the First Series of Class 3 Preferred Stock. The preferred stock was reflected as part of MUFG’s Tier 1 capital as of March 31, 2010.

Stock Compensation Type Stock Options (Stock Acquisition Rights)

On July 16, 2010, MUFG allotted the directors, executive officers and corporate auditors of MUFG, BTMU, MUTB, MUSHD and MUMSS stock acquisition rights to acquire an aggregate amount of 7,911,800 shares of MUFG’s common stock. The stock acquisition rights have an exercise price of ¥1 per common share, and are exercisable until July 15, 2040.